  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
  ___________________________________
Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
The Travelers Companies, Inc.
______________________________________________________________
(Name of Registrant as Specified In Its Charter)
_______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF
2026 ANNUAL MEETING OF SHAREHOLDERS & PROXY STATEMENT
THE TRAVELERS COMPANIES, INC.

485 Lexington Avenue
New York, New York
10017
April 7, 2026

Dear Shareholders:
Please join us for The Travelers Companies, Inc. Annual Meeting of
Shareholders on Wednesday, May 20, 2026, at 9:00 a.m. (Eastern Daylight
Time) at the Hartford Marriott Downtown, 200 Columbus Boulevard, Hartford,
Connecticut 06103.
Attached to this letter are a Notice of Annual Meeting of Shareholders and
Proxy Statement, which describe the business to be conducted at the meeting.
At this year’s meeting, you will be asked to:
•Elect the eight director nominees listed in the Proxy Statement;
•Ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2026;
•Consider a non-binding vote to approve executive compensation;
•Approve an amendment to The Travelers Companies, Inc. Amended and
Restated 2023 Stock Incentive Plan;
•Consider two shareholder proposals, if presented at the Annual Meeting;
and
•Consider such other business as may properly come before the Annual
Meeting and any adjournments or postponements thereof.
The Board of Directors recommends that you vote FOR each of the nominees listed in the Proxy Statement, FOR the ratification of KPMG LLP, FOR the non-
binding vote to approve executive compensation, FOR the amendment to The
Travelers Companies, Inc. Amended and Restated 2023 Stock Incentive Plan
and AGAINST each of the shareholder proposals described in the Proxy
Statement.
Your vote is important. Whether you own a few shares or many, and whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted at the meeting. You may vote your shares by proxy on the Internet, by telephone, or by completing a paper proxy card and returning it by mail. You may also vote in person at the Annual Meeting.
Thank you for your continued support of Travelers.
Sincerely,
Alan D. Schnitzer
Chairman and Chief Executive Officer

Notice of Annual Meeting of Shareholders

Items of Business

Logistics
DATE AND TIME
May 20, 2026
9:00 a.m. (Eastern Daylight Time)
LOCATION*
Hartford Marriott Downtown
200 Columbus Boulevard
Hartford, Connecticut 06103
WHO CAN VOTE — RECORD DATE
You may vote your shares if you were
a shareholder of record or held
shares through Travelers’ 401(k)
Savings Plan or through a broker or
nominee at the close of business on
March 23, 2026. Shares held of
record or through a broker or
nominee may be voted in person at
the Annual Meeting to be held on
May 20, 2026 (the “Annual Meeting”).

Board Vote Recommendation

Elect the eight director nominees listed in the Proxy Statement.	FOR each director nominee

Ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2026.	FOR

Consider a non-binding vote to approve executive compensation.	FOR

Approve an amendment to The Travelers Companies, Inc. Amended and Restated 2023 Stock Incentive Plan.	FOR

Consider two shareholder proposals, if presented at the Annual Meeting.	AGAINST
Voting by Proxy
To ensure your shares are voted, you may vote your shares by proxy on the
Internet, by telephone or by completing a paper proxy card and returning it by mail.
Internet and telephone voting procedures are described in the General Information
About the Meeting section of the Proxy Statement and on the proxy card.
Shareholders will also consider such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.
By Order of the Board of Directors,
Wendy C. Skjerven
Corporate Secretary

Advance Voting
Methods
INTERNET
www.proxyvote.com
You will need the 16-digit number
included on your Notice or on your
proxy card.
TELEPHONE
(800) 690-6903
You will need the 16-digit number
included on your Notice or on your
proxy card.
MAIL
Mark, sign, date and promptly mail
your proxy card in the postage-paid
envelope, if you have received paper
materials.

*As part of our precautions for circumstances that could arise, we are planning for the possibility  that the Annual Meeting may be held virtually over the Internet. If we take this step, we will announce the decision in advance, and details on how to participate will be available on our website at www.travelers.com under the
“Investors” heading.

Advance Voting Deadlines
If you are a shareholder of record or hold shares through a broker or bank and are voting by proxy, your vote must be received by 11:59 p.m. (Eastern Daylight Time)
on May 19, 2026, to be counted.
If you hold shares through Travelers’ 401(k) Savings Plan, your vote must be received by 11:59 p.m. (Eastern Daylight Time) on May 18, 2026, to be counted.
Those votes cannot be changed or revoked after that time, and those shares cannot be voted in person at the Annual Meeting.

This Notice of Annual Meeting and the accompanying Proxy Statement are being distributed or made available, as the case may be, on or about April 7, 2026.

Table of Contents

Proxy Statement Summary	1
Shareholder Engagement and Board Responsiveness	5

Corporate Governance
ITEM 1 – Election of Directors	7
Nominees for Election of Directors	7
Governance of Your Company	10
Non-Employee Director Compensation	26

Audit Committee Matters
ITEM 2 – Ratification of Independent Registered Public Accounting Firm	29
Audit and Non-Audit Fees	29
Report of the Audit Committee	30

Executive Compensation
ITEM 3 – Non-Binding Vote to Approve Executive Compensation	31
Compensation Discussion and Analysis	32
2025 Overview	32
		WHERE TO OBTAIN FURTHER INFORMATION
Pay-for-Performance Philosophy	39
Objectives of Our Executive Compensation Program	41

Compensation Elements and Decisions	43

We make available, free of charge
on our website, all of our filings that
are made electronically with the
Securities and Exchange
Commission (“SEC”), including
Forms 10-K, 10-Q and 8-K. To
access these filings, go to our
website at www.travelers.com and
click on “SEC Filings” under
“Financial Information” under the
“Investors” heading. Copies of our
Annual Report on Form 10-K for the
year ended December 31, 2025,
including financial statements and
schedules thereto, filed with the
SEC, are also available without
charge to shareholders upon written
request addressed to:
Corporate Secretary
The Travelers Companies, Inc.
485 Lexington Avenue
New York, NY 10017

Additional Compensation Information	58
Total Direct Compensation for 2023-2025 (Supplemental Table)	62
Compensation Committee Report	62
Summary Compensation Table	63
Grants of Plan-Based Awards in 2025	65
Narrative Supplement to Summary Compensation Table and Grants of Plan-Based Awards in 2025	66
Option Exercises and Stock Vested in 2025	66
Outstanding Equity Awards at December 31, 2025	67
Post-Employment Compensation	68
Potential Payments to Named Executive Officers Upon Termination of Employment or Change in Control	71

ITEM 4 – Amendment to The Travelers Companies, Inc. Amended and Restated 2023 Stock Incentive Plan	75

Shareholder Proposals
ITEM 5 – Shareholder Proposal – Report on Climate-Related Pricing and Coverage Decisions	83
ITEM 6 – Shareholder Proposal – Independent Board Chairman	89

Other Information
Share Ownership Information	94
CEO Pay Ratio	96
Pay Versus Performance	97	This Proxy Statement includes several website addresses and references to additional materials found on those websites. These websites and materials are not incorporated by reference herein.
General Information About the Meeting	103
Shareholder Proposals for 2027 Annual Meeting	107
Other Equity Compensation Plan Information	107
Other Business	108

Annex A: Reconciliation of GAAP Measures to Non-GAAP Measures and Selected Definitions	A-1
Annex B: The Travelers Companies, Inc. Amended and Restated 2023 Stock Incentive Plan	B-1

2026 Proxy Statement | The Travelers Companies, Inc.	1
SUMMARY
Proxy Statement Summary
This summary highlights certain information contained in this Proxy Statement, but does not contain all of the information you should consider when voting your shares. Please read the entire Proxy Statement carefully before voting.

ITEM 1	Election of Directors	Your Board recommends a vote FOR each director nominee.

See Page 7

Director Nominees

Russell G. Golden INDEPENDENT Chairman of Financial Accounting Standards Board (retired) Committees: Audit (Chair), Executive, Risk Director Since: 2023	Todd C. Schermerhorn INDEPENDENT Senior Vice President and Chief Financial Officer of C. R. Bard, Inc. (retired) Lead Director Committees: Audit, Executive, Risk (Chair) Director Since: 2016

Thomas B. Leonardi INDEPENDENT
Executive Vice President of American International
Group, Inc. and Vice Chairman of AIG Life Holdings, Inc.
(retired)
Committees: Compensation, Executive, Investment and
Capital Markets, Nominating and Governance (Chair)
Director Since: 2021
Alan D. Schnitzer Chairman and Chief Executive Officer of Travelers Committees: Executive (Chair) Director Since: 2015

Clarence Otis Jr. INDEPENDENT
Chairman and Chief Executive Officer of Darden
Restaurants, Inc. (retired)
Committees: Compensation (Chair), Executive,
Investment and Capital Markets, Nominating and
Governance
Director Since: 2017
Bridget van Kralingen INDEPENDENT Senior Partner, Motive Partners Committees: Audit, Risk Director Since: 2022

Elizabeth E. Robinson INDEPENDENT
Global Treasurer of The Goldman Sachs Group, Inc.
(retired)
Committees: Compensation, Executive, Investment and
Capital Markets (Chair), Nominating and Governance
Director Since: 2020
David S. Williams INDEPENDENT Principal, Deloitte LLP (retired) Committees: Audit, Risk Director Since: 2024

2	The Travelers Companies, Inc. | 2026 Proxy Statement
SUMMARY
The nominees represent a broad range of expertise, experience, viewpoints and backgrounds, as well as a mix of tenure of service on the Board.

INDEPENDENCE 7 of 8

AGE ~63 years average

TENURE ~6 years average

DIVERSITY 50% diverse
For a discussion of the specific considerations with respect to these nominees, see “Director Nominations—Specific
Considerations Regarding the 2026 Nominees” on page 18.

Corporate Governance Highlights

The Board of Directors (the “Board”) of The Travelers Companies, Inc. (the “Company”) is committed to high standards of corporate governance. Highlights include:

Board Composition and Accountability	•All committees other than the Executive Committee are comprised solely of independent directors •Engaged independent Lead Director •Regular executive sessions of independent directors	•Active risk oversight •Director education on matters relevant to the Company, its business plan and risk profile •Annual Board evaluations

Shareholder Rights	•Annually elected directors •Majority voting standard for director elections •Single voting class	•Proxy access •No poison pill

Board Compensation
•Robust director stock ownership guidelines
•Non-employee directors currently receive more
than 50% of their annual board and committee
compensation in the form of deferred stock units
that are not distributed until at least six months
following termination of a director’s service
•Biennial review to assess the appropriateness of the Director Compensation Program

2026 Proxy Statement | The Travelers Companies, Inc.	3
SUMMARY

ITEM 2	Ratification of Independent Registered Public Accounting Firm	Your Board recommends a vote FOR this Item.

See Page 29

ITEM 3	Non-Binding Vote to Approve Executive Compensation	Your Board recommends a vote FOR this Item.

See Page 31

Executive Compensation Highlights

With our pay-for-performance philosophy and compensation objectives as our guiding principles, we deliver annual executive compensation through the following elements:

	Element		CEO Compensation Mix	Other NEOs

FIXED	Base Salary Page 44	•Base salaries are appropriately aligned with Compensation Comparison Group.	5%	11%

PERFORMANCE- BASED CASH	Annual Cash Bonus Page 45	•The Compensation Committee evaluates a broad range of financial and non-financial metrics in awarding performance-based incentives. •Core return on equity is a principal factor in the Committee’s evaluation of the Company’s performance. The Committee also considers other metrics, including core income and core income per diluted share, and the metrics that contribute to those results.	32%	49%

PERFORMANCE- BASED EQUITY	Long-Term Stock Incentives Page 52	•Annual awards of stock-based compensation are typically in the form of stock options and performance shares. Because our performance shares only vest if specified performance thresholds are met, and because stock options provide value only if our stock price appreciates, the Compensation Committee believes that such compensation is all performance-based. •The mix of long-term incentives for the CEO and other named executive officers is 60% performance shares and 40% stock options, based on the grant date value of the awards.	63%	40%

4	The Travelers Companies, Inc. | 2026 Proxy Statement
SUMMARY
The Compensation Committee has adopted the following practices, among others:

What We DO	What We DON’T Do

 Provide for a cap on the maximum cash bonus
opportunity for all of our named executive officers
 Maintain a robust share ownership requirement
 Maintain clawback policies giving us the ability to
recover incentive awards from our executive officers
 Prohibit hedging transactions as specified in our
securities trading policy
 Prohibit pledging shares without the consent of the
Company (no pledges have been made)
 Engage in extensive outreach and maintain a regular
dialogue with shareholders relating to the Company’s
governance, compensation and sustainability
practices
Engage an independent consultant that works directly
for the Compensation Committee and does not work
for management

  No excise tax “gross-up” payments in the event of a
change in control
  No tax “gross-up” payments on perquisites for named
executive officers
  No repricing of stock options and no buy-out of
underwater options
  No excessive or unusual perquisites
  No dividends or dividend equivalents paid on
unvested performance shares
  No above-market returns provided for in deferred
compensation plans
  No guaranteed equity awards or bonuses for named
executive officers

ITEM 4	Amendment to The Travelers Companies, Inc. Amended and Restated 2023 Stock Incentive Plan	Your Board recommends a vote FOR this Item.

See Page 75

•The Amendment would increase the number of shares authorized for issuance under our Amended and Restated
2023 Stock Incentive Plan (the “2023 Stock Incentive Plan”) by 5,000,000 shares. We currently expect that the additional shares we are seeking will cover our equity compensation program needs for at least three years, based on our historical grant practices and the recent market price of our stock.
•The 2023 Stock Incentive Plan is a key element supporting our pay-for-performance compensation philosophy.
Equity-based incentive compensation aligns the interests of our employees and our non-employee directors with those of our shareholders and reinforces a long-term perspective.
•Our average share usage rate over the last three years was less than 0.70%, and the potential dilution resulting from issuance of the requested shares, shares available for grant and shares subject to outstanding awards would be 7.55%.

ITEMS 5-6	Shareholder Proposals	Your Board recommends a vote AGAINST these Items.

See Pages 83–93

2026 Proxy Statement | The Travelers Companies, Inc.	5
SHAREHOLDER ENGAGEMENT AND BOARD RESPONSIVENESS
Shareholder Engagement and Board
Responsiveness
Travelers has long understood and valued the importance of a comprehensive shareholder outreach program to solicit investor feedback and perspectives on topics that are important to the Company and its shareholders. Since 2009, the
Nominating and Governance Committee has overseen a comprehensive shareholder engagement program. Under this program, management reaches out to the Company’s largest shareholders throughout the year to facilitate a dialogue with respect to the Company’s financial results, corporate strategy, compensation practices, governance and sustainability matters. Management reports on the conversations with those investors to the Nominating and
Governance Committee and, as appropriate, to the Compensation Committee.
Our shareholder engagement program continues to influence and inform the Company’s policies, practices and disclosures. For example, in the past few years, based in part on investor input, the Company has taken the following actions:

PRIOR YEARS		MOST RECENT FIVE YEARS

•Significantly enhanced disclosure regarding pay practices, board tenure and political contributions and lobbying activities	•Amended the Company’s Nominating and Governance Committee charter to reference its oversight responsibilities, including with respect to political contributions, lobbying and charitable giving	•Further enhanced disclosure regarding political contributions and lobbying activities	•Significantly enhanced the disclosures in the Company’s TCFD Report with respect to the Company’s underwriting and investment portfolios
•Provided
additional
disclosure
regarding the
composition of the
Company’s
investment
portfolio, including
a quantification of
greenhouse gas
emissions for a
portion of the
portfolio where
data is available
•Implemented a relative total shareholder return modifier to the Company’s performance share awards
•Adopted a new policy related to the underwriting of, and investment in, coal/oil sands
•Significantly enhanced disclosure regarding the Board’s oversight of the Company’s enterprise risk management program, including with respect to risks related to changing climate conditions					•Implemented a cap on the maximum cash bonus opportunity applicable to all the Company’s named executive officers
•Began publishing comprehensive sustainability reports on an annual basis, including reports that generally align with SASB standards and TCFD recommendations
•Significantly
enhanced the
Company’s TCFD
Report, including
by disclosing the
results of climate
scenario analyses
conducted by
independent, third-
party firms with
respect to the
Company’s
investment portfolio
and certain aspects
of its underwriting
portfolio
•Fully implemented a shareholder proposal relating to lobbying by providing trade association disclosure

•Provided enhanced disclosure with respect to the composition of the Company’s business mix as it relates to the energy industry
•Clarified the authority of the Board’s independent Lead Director in the Company’s Governance Guidelines
•Amended the Company’s executive stock ownership policy
•Modified the Company’s workforce diversity disclosure by disclosing its consolidated EEO-1 report
•Significantly enhanced disclosure regarding the Company’s robust governance and controls relating to underwriting and pricing

6	The Travelers Companies, Inc. | 2026 Proxy Statement
SHAREHOLDER ENGAGEMENT AND BOARD RESPONSIVENESS
The Company has continued to take an integrated approach to its shareholder engagement efforts, including with respect to its financial results, corporate strategy, compensation practices, governance and sustainability matters. We also seek additional opportunities to connect directly with our investors to discuss current and emerging trends and to hear investor feedback.

With whom we engage
Each year, we seek to meet with our largest shareholders, reaching out to our top 50 shareholders, who typically represent more than 50% of the Company’s outstanding shares. In 2025 and through the date of the filing of this proxy statement, we:
•engaged with shareholders representing approximately 48% of the Company’s outstanding shares; and
•met with shareholders representing more than 36% of the Company’s outstanding shares, including eight of our top 10 shareholders, with the other two indicating there was no need to meet, and 11 of our top 20 shareholders, with five indicating there was no need to meet.

Our representatives
Members of the Company’s senior management and Board of Directors are made available to participate in our extensive engagements. In the past several years, participants from the Company’s Board of Directors and senior management included, as appropriate, our:

	•CEO and Chairman of the Board •Chairman of the Compensation Committee •Chairman of the Nominating and Governance Committee •Chief Compliance Officer •Chief Sustainability Officer	•Chief Underwriting Officer •Corporate Secretary •Independent Lead Director •Senior Vice President, Investor Relations •Vice Chairman and Chief Legal Officer

Topics discussed	Topics discussed have included, among others:

•board composition and refreshment;
•our comprehensive climate strategy and
the board’s oversight of that strategy;
•our deliberate risk/reward approach to
underwriting;
•our investment philosophy that focuses
on stable and appropriate risk-adjusted
returns;

•our executive compensation program;
•the robust governance, processes and
controls we have in place with respect to
underwriting and pricing and the use of
artificial intelligence;
•our long-term approach to human capital
management; and
•our unique corporate culture.

2026 Proxy Statement | The Travelers Companies, Inc.	7
CORPORATE GOVERNANCE

ITEM 1	Election of Directors	Your Board recommends you vote FOR the election of all director nominees.

There are currently 10 members of the Board. On February 4, 2026, the Board, upon recommendation of its Nominating and Governance Committee, unanimously nominated the eight directors listed below for re-election to the Board at the
Annual Meeting. Current directors Rafael Santana and Laurie Thomsen each notified the Board that they will not stand for re-election to the Board at the Annual Meeting. The decisions of Mr. Santana and of Ms. Thomsen were not due to any disagreement with the Company’s management or the Board. Mr. Santana and Ms. Thomsen will each serve out the remainder of their terms, which will end at the Annual Meeting. The Company is grateful to Mr. Santana and Ms.
Thomsen for their years of service on the Board.
The directors elected at the Annual Meeting will hold office until the 2027 annual meeting of shareholders and until their successors are duly elected and qualified. Unless otherwise instructed, the persons (the “proxyholders”) named in the form of proxy card attached to this Proxy Statement, as filed with the SEC, intend to vote the proxies held by them for the election of the eight nominees named below. The proxies cannot be voted for more than eight candidates for director. The Board knows of no reason why these nominees would be unable or unwilling to serve, but if that would be the case, proxies received will be voted for the election of such other persons, if any, as the Board may designate.
Nominees for Election of Directors

Russell G. Golden INDEPENDENT

BACKGROUND
Mr. Golden, age 55, served as Chairman of the Financial  Accounting Standards Board (“FASB”) from
2013 until his retirement in 2020. Mr. Golden joined the FASB in 2004 and served as Chair of its
Emerging Issues Task Force from 2007 to 2010. Prior to joining the FASB, from 1992 to 2003, Mr.
Golden served in various roles at Deloitte & Touche LLP, including as a partner. Mr. Golden currently serves as the Chairman of the PricewaterhouseCoopers Assurance Quality Advisory Committee and is
a member of the faculty of the W.P. Carey School of Business at Arizona State University.
NOMINATION CONSIDERATIONS
The Board and the Nominating and Governance Committee considered in particular Mr. Golden’s experience as a leader of the U.S. accounting standards setting organization, experience as an audit partner of a registered public accounting firm and his significant experience and expertise in financial reporting, auditing, audit quality and sustainability disclosure.

Director Since: 2023 Committees: Audit (Chair), Executive, Risk

Thomas B. Leonardi INDEPENDENT

BACKGROUND
Mr. Leonardi, age 72, served as Executive Vice President of American International Group, Inc., a
global insurance and finance company, and Vice Chairman of AIG Life Holdings, Inc. (now known as
Corebridge Financial) from November 2017 until his retirement in May 2020, where he was responsible for Government Affairs, Public Policy, Communications and Sustainability. From January 2015 to
October 2017, he was a Senior Advisor to Evercore Inc., a global investment banking advisory firm.
Previously, Mr. Leonardi was Commissioner of the Connecticut Insurance Department from February
2011 to December 2014. For 22 years prior to his appointment as Commissioner, he was Chairman and
Chief Executive Officer of Northington Partners Inc., a venture capital and investment banking firm.
Before Northington, he was head of the investment banking and venture capital divisions of Conning &
Company and President of Beneficial Corporation’s insurance subsidiaries. He began his career as a litigation attorney in Connecticut.
OTHER BOARD SERVICE
Mr. Leonardi is a director of Athene Co-Invest Reinsurance Affiliate, Ltd. 1A and Athene Co-Invest
Reinsurance Affiliate, Ltd. 2A.
NOMINATION CONSIDERATIONS
The Board and the Nominating and Governance Committee considered in particular Mr. Leonardi’s experience as an insurance commissioner and his significant experience and expertise in management, investments, finance, mergers and acquisitions and the insurance industry.

Director Since: 2021 Committees: Compensation, Executive, Investment and Capital Markets, Nominating and Governance (Chair)

8	The Travelers Companies, Inc. | 2026 Proxy Statement
CORPORATE GOVERNANCE

Clarence Otis Jr. INDEPENDENT

BACKGROUND
Mr. Otis, age 69, served as Chairman and Chief Executive Officer of Darden Restaurants, Inc., the
largest company-owned and operated full-service restaurant company in the world. He became
Darden’s Chief Executive Officer in 2004, assumed the additional role of Chairman in 2005 and served in both capacities until his retirement in 2014. Mr. Otis joined Darden Restaurants, Inc. in 1995 and served in various roles with Darden, including Vice President and Treasurer, and Senior Vice President
and Chief Financial Officer.
OTHER BOARD SERVICE
Mr. Otis is a director of Verizon Communications, Inc., VF Corporation and MFS Mutual Funds.
NOMINATION CONSIDERATIONS
The Board and the Nominating and Governance Committee considered in particular Mr. Otis’s experience as a public company CEO and his significant experience and expertise in operations, financial oversight and risk management.

Director Since: 2017 Committees: Compensation (Chair), Executive, Investment and Capital Markets, Nominating and Governance

Elizabeth E. Robinson INDEPENDENT

BACKGROUND
Ms. Robinson, age 57, served as Global Treasurer, Partner and Managing Director of The Goldman
Sachs Group, Inc., the global financial services company, from 2005 to 2015. Prior to that, she served in various roles within Corporate Treasury of The Goldman Sachs Group, Inc., including Americas
Treasurer and Managing Director, and in the Financial Institutions Group within the Investment Banking
Division of Goldman Sachs.
OTHER BOARD SERVICE
Ms. Robinson is a director of The Bank of New York Mellon Corporation and BNY Mellon Government
Securities Services Corp. Ms. Robinson is also a Trustee of Every Mother Counts, St. Luke’s University
Health Network and Blair Academy.
NOMINATION CONSIDERATIONS
The Board and the Nominating and Governance Committee considered in particular Ms. Robinson’s experience as treasurer of a large global financial institution, a position she held during the 2008 financial crisis, her significant experience in managing a financial services company through challenging financial conditions and her expertise in finance, risk management, capital management and strategic transactions.

Director Since: 2020 Committees: Compensation, Executive, Investment and Capital Markets (Chair), Nominating and Governance

Todd C. Schermerhorn INDEPENDENT

BACKGROUND
Mr. Schermerhorn, age 65, served as Senior Vice President and Chief Financial Officer of C. R. Bard,
Inc., a multinational developer, manufacturer and marketer of life-enhancing medical technologies, from
2003 until his retirement in 2012. Prior to that, he had been Vice President and Treasurer of C. R. Bard from 1998 to 2003. From 1985 to 1998, Mr. Schermerhorn held various other management positions with C. R. Bard.
OTHER BOARD SERVICE
Mr. Schermerhorn is a director of Metabolon, Inc. and LivaNova PLC.
NOMINATION CONSIDERATIONS
The Board and the Nominating and Governance Committee considered in particular Mr.
Schermerhorn’s experience as a public company Chief Financial Officer and his significant experience and expertise in management, accounting and business operations, including international operations.

Lead Director Director Since: 2016 Committees: Audit, Executive, Risk (Chair)

2026 Proxy Statement | The Travelers Companies, Inc.	9
CORPORATE GOVERNANCE

Alan D. Schnitzer

BACKGROUND
Mr. Schnitzer, age 60, is Chairman and Chief Executive Officer of Travelers. He was previously the
Company’s Vice Chairman and Chief Executive Officer, Business and International Insurance from July
2014 to December 2015. He joined Travelers as Vice Chairman and Chief Legal Officer in April 2007,
and between that time and July 2014 he held operating and functional positions of increasing responsibility. Prior to joining the Company, he was a partner at Simpson Thacher & Bartlett LLP.
OTHER BOARD SERVICE
Mr. Schnitzer serves as a trustee of the University of Pennsylvania and Memorial Sloan Kettering
Cancer Center, and as a director of New York City Ballet and the Business Roundtable.
NOMINATION CONSIDERATIONS
The Board and the Nominating and Governance Committee considered in particular Mr. Schnitzer’s position as Chief Executive Officer of the Company and his significant experience in the management of the Company in various roles, including as Chief Executive Officer of Business and International
Insurance, the Company’s largest business segment, as well as his significant experience and expertise in management, finance and law.

Chairman of the Board Director Since: 2015 Committees: Executive (Chair)

Bridget van Kralingen INDEPENDENT

BACKGROUND
Ms. van Kralingen, age 62, is a Senior Partner at Motive Partners, a private investment firm focused on technology-enabled financial and business services companies, where she leads the firm’s data, analytics, and AI thesis, chairs portfolio performance and value creation, and is a member of the executive and investment committees. Prior to joining Motive Partners in 2022, Ms. van Kralingen served as Senior Vice President of International Business Machines Corporation (“IBM”), the
multinational technology company. Ms. van Kralingen joined IBM in 2004 and held a number of positions of increasing responsibility, including Senior Vice President, Global Markets & Sales, Senior
Vice President, Global Industries, Clients, Platforms and Blockchain, Senior Vice President, Global
Business Services, General Manager, IBM North America and General Manager, Global Business
Services in Europe, Middle East and Africa. Prior to that, Ms. van Kralingen served as Managing
Partner, US Financial Services with Deloitte Consulting.
OTHER BOARD SERVICE
Ms. van Kralingen is a director of Discovery Limited, Schrodinger, Inc. and Teradyne, Inc. and a board member of the New York Historical Society and IEX Group, Inc. Ms. van Kralingen was a director of
Royal Bank of Canada until April 2024.
NOMINATION CONSIDERATIONS
The Board and the Nominating and Governance Committee considered in particular Ms. van
Kralingen’s experience as an executive of a global technology and services company and her significant experience and expertise in information technology services, international operations and global sales and business development.

Director Since: 2022 Committees: Audit, Risk

David S. Williams INDEPENDENT

BACKGROUND
Mr. Williams, age 63, served as a Principal and Lead Relationship Partner with Deloitte LLP before retiring in 2024. Mr. Williams joined Deloitte in 2002 and previously served as Managing Principal –
Public Policy, Government Relations and Corporate Citizenship from 2015 to 2017. Mr. Williams served as Chairman and Chief Executive Officer of Deloitte Financial Advisory Services LLP from 2008 to 2015 and as Chairman and Chief Executive Officer of Deloitte Transactions and Business Analytics LLP from
2011 to 2015. He was a client service partner from 2002 to 2008 and served as a member of Deloitte’s
U.S. Board of Directors from 2005 to 2008, including on its Governance, Compensation and
Succession Committees. Prior to joining Deloitte, Mr. Williams served in various roles with
PricewaterhouseCoopers from 1985 to 2002.
OTHER BOARD SERVICE
Mr. Williams is a board member of The Pew Charitable Trusts.
NOMINATION CONSIDERATIONS
The Board and the Nominating and Governance Committee considered in particular Mr. Williams’
experience as Chief Executive Officer of a financial advisory services business and his significant experience and expertise in accounting, strategic planning and risk management.

Director Since: 2024 Committees: Audit, Risk

10	The Travelers Companies, Inc. | 2026 Proxy Statement
CORPORATE GOVERNANCE
Governance of Your Company

Governance Highlights

Our commitment to good corporate governance is reflected in our Governance Guidelines, which describe the Board’s views on a wide range of governance topics. These Governance Guidelines are reviewed annually by the Nominating and Governance Committee, and any changes deemed appropriate by the Committee in light of emerging practices or otherwise are submitted to the full Board for consideration. Our Governance Guidelines can be found on the Corporate
Governance page of the “Investors” section on our website at www.travelers.com.

Board Composition and Accountability
Independence	All of our director nominees other than our Chief Executive Officer are independent.
Committee independence	All committees are comprised of independent directors other than the Executive Committee on which our Chief Executive Officer serves.
Independent Chair or independent Lead Director	The Board has an independent Chair or independent Lead Director whenever the Chair is a member of management or not otherwise independent.
Executive session	Independent members of the Board and each of the committees regularly meet in executive session with no member of management present.
Risk oversight	The Board and committees annually review their oversight of risk and the allocation of risk oversight among the committees.
Director education	The Nominating and Governance Committee oversees educational sessions for directors on matters relevant to the Company, its business plan and risk profile.
Board evaluation	The Board and each of its committees evaluate and discuss their respective performance and effectiveness every year.
Range of skills and experience	The composition of the Board encompasses a broad range of skills, expertise, experience and backgrounds.
Board tenure	The Board’s balanced approach to refreshment results in an appropriate mix of long-serving and newer directors.

Shareholder Rights
Annually elected directors	The annual election of directors reinforces the Board’s accountability to shareholders.
Majority voting standard for director elections
Directors must be elected under a “majority voting” standard in uncontested elections — a director who receives fewer votes “For” his or her election than “Against” must promptly tender his or her resignation to the Board.

Single voting class	Our common stock is the only class of shares outstanding.
Proxy access
Each shareholder, or a group of up to 20 shareholders, owning 3% or more of our common stock continuously for at least three years may, in accordance with the terms specified in our bylaws, nominate and include in our proxy materials director nominees constituting the greater of two directors or 20% of the Board.

Special meetings	Special meetings may be called at any time by a shareholder or shareholders holding 10% of voting power of all shares entitled to vote or 25% where the meeting relates to a business combination.
Poison pill	The Company does not have a poison pill.

Board Compensation
Director stock ownership	Non-employee directors are required to accumulate and retain a level of ownership of our equity securities to align the interests of non-employee directors and shareholders.
Deferred stock units
Non-employee directors currently receive more than 50% of their annual board and committee compensation in the form of deferred stock units, and the shares underlying these units are not distributed to a director until at least six months after the director leaves the Board.

Compensation review	The Nominating and Governance Committee reviews the appropriateness of the Director Compensation Program at least once every two years.

2026 Proxy Statement | The Travelers Companies, Inc.	11
CORPORATE GOVERNANCE

Governance Structure of the Board – Chairman and Lead Director

Our bylaws provide that the Board, at its regular meeting each year following the annual shareholders meeting, shall elect a Chairman of the Board. The Board maintains the flexibility to determine whether the roles of Chairman and Chief
Executive Officer should be combined or separated, based on what it believes is in the best interests of the Company at a given point in time. The Board believes that this flexibility is in the best interest of the Company and that a one-size-
fits-all approach to corporate governance, with a mandated independent Chairman, would not result in better governance or oversight. Our Governance Guidelines provide for the position of Lead Director whenever the Chairman of the Board is a director who does not qualify as an independent director.
Our Current Board Leadership Structure

Alan D. Schnitzer CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Mr. Schnitzer serves as Chairman of the Board and Chief Executive Officer. As a result of this combined role, the Chair of the Board has longstanding experience with property and casualty insurance and ongoing executive responsibility for the Company. In the Board’s view, this enables the Board to better understand the Company and work with management to enhance shareholder value. In addition, the Board believes that this structure enables it to better fulfill its risk oversight responsibilities and enhances the ability of the Chief Executive Officer to effectively communicate the Board’s view to management.

Todd C. Schermerhorn INDEPENDENT LEAD DIRECTOR

The independent directors elected Mr. Schermerhorn to serve as independent Lead Director of the Board. In accordance with our Governance Guidelines, the Lead Director is responsible for coordinating the efforts of the independent directors “in the interest of ensuring that objective judgment is brought to bear on sensitive issues involving the management of the
Company and, in particular, the performance of senior management”. Among other things, the independent Lead Director has the authority to:
•convene, set the agendas for and chair the regular executive sessions of the independent directors;
•convene and chair other meetings of the independent directors as deemed necessary;
•approve the Board meeting schedules and meeting agenda items and review information to be sent to the Board;
•act as a liaison among the independent directors, committee chairs and the CEO and other members of senior management;
•receive and review correspondence sent to the Company’s office addressed to the Board or independent directors and, together with the CEO, to determine appropriate responses if any; and
•in concert with the chairs of the Board’s committees, recommend to the Board the retention of consultants and advisors who directly report to the Board, without consulting or obtaining the advance authorization of any officer of the Company.
Additionally, our Lead Director communicates directly with shareholders as part of our comprehensive shareholder outreach program.

The Board believes that its current leadership structure is
appropriate for the Company at this time. The Board
believes that the responsibilities of the independent Lead
Director help to assure appropriate oversight of the
Company’s management by the Board and optimal
functioning of the Board. The effectiveness of the
independent Lead Director is enhanced by the Board’s
independent character. In addition, as described in more
detail in the biographies in “Nominees for Election of
Directors”, the independent Lead Director and the
independent directors have substantial experience with
public company management and governance, in
general, and the Company, in particular. This structure
facilitates the continued strong communication and
coordination between management and the Board and
enables the Board to fulfill its risk oversight
responsibilities. A complete description of the role of the
independent Lead Director is set forth in our Governance
Guidelines.

12	The Travelers Companies, Inc. | 2026 Proxy Statement
CORPORATE GOVERNANCE

Committees of the Board and Meetings

There are six standing committees of the Board: the Audit Committee; the Compensation Committee; the Executive
Committee; the Investment and Capital Markets Committee; the Nominating and Governance Committee; and the Risk
Committee.
The Board has adopted a written charter for each of these committees, copies of which are posted on our website at
www.travelers.com under “Investors: Corporate Governance: Governance Documents”. Each committee reviews its charter annually and, when appropriate, presents to the Nominating and Governance Committee and the Board any
recommended amendments for consideration and approval.
Executive sessions of the Board are chaired by the independent Lead Director. Each of the committees also meets regularly in executive session.

DIRECTOR INDEPENDENCE
•The Board has determined that each person
nominated for election at the Annual Meeting is
independent, other than Mr. Schnitzer, who currently
serves as our Chairman and Chief Executive Officer.
•Each committee of the Board, other than the
Executive Committee on which Mr. Schnitzer serves,
is composed solely of independent directors,
consistent with our Governance Guidelines, the
applicable New York Stock Exchange (“NYSE”)
listing standards and the applicable rules of the SEC.

BOARD MEETINGS AND ATTENDANCE
•The Board held five meetings in 2025.
•Each director attended 75% or more of the total
number of meetings of the Board and of the
committees on which each such director served
during 2025.
•Directors are encouraged and expected, but not
required, to attend each annual meeting of
shareholders. All of the 2025 director nominees
attended last year’s annual meeting of shareholders.

Audit Committee

MEMBERS ALL INDEPENDENT	Russell G. Golden (Chair) Todd C. Schermerhorn	Laurie J. Thomsen Bridget van Kralingen	David S. Williams	Meetings in 2025: 9

FINANCIAL LITERACY AND FINANCIAL EXPERTISE
The Board has determined that all members of the Audit
Committee meet the financial literacy requirements of the
NYSE. The Board designated Mr. Golden as an audit
committee financial expert after considering his
experience as Chairman of the Financial Accounting
Standards Board and his extensive experience as an
audit partner with Deloitte & Touche. In addition, the
Board designated Mr. Schermerhorn as an audit
committee financial expert after considering his
experience as Senior Vice President and Chief Financial
Officer with C. R. Bard, Inc. from 2003 to 2012, his
service as Vice President and Treasurer of C. R. Bard,
Inc. from 1998 to 2003 and his service on the audit
committees of other public companies.
PRIMARY RESPONSIBILITIES
The responsibilities of the Audit Committee include
the following:
•assist the Board in exercising its oversight of the
Company’s accounting and financial reporting process
and audits of the Company’s financial statements;
•appoint our independent registered public accounting
firm and review its qualifications, performance
and independence;
•review and pre-approve the audit and permitted non-
audit services and proposed fees of the independent
registered public accounting firm;
•review the adequacy of the work performed by our
internal audit group;
•review reports from management, the internal auditors
and the independent registered public accounting firm
with respect to the adequacy of the Company’s internal
controls; and
•oversee the Company’s compliance with legal and
regulatory requirements.
With respect to reporting and disclosure matters, the
duties and responsibilities of the Audit Committee include
reviewing our audited financial statements and
recommending to the Board that they be included in our
Annual Report on Form 10-K in accordance with
applicable rules and regulations of the SEC.

2026 Proxy Statement | The Travelers Companies, Inc.	13
CORPORATE GOVERNANCE
Compensation Committee

MEMBERS ALL INDEPENDENT	Thomas B. Leonardi Clarence Otis Jr. (Chair)	Elizabeth E. Robinson Rafael Santana	Meetings in 2025: 5

In addition to satisfying all other applicable independence
requirements, all members of the Compensation
Committee qualify as “non-employee directors” for
purposes of Rule 16b-3 under the Securities Exchange
Act of 1934, as amended (the “Exchange Act”).
PRIMARY RESPONSIBILITIES
The responsibilities of the Compensation Committee
include the following:
•review and approve the performance goals and
objectives for our CEO and those members of our
Management Committee who are executive officers or
report directly to the CEO (together with the CEO, the
“Committee Approved Officers”);
•review the performance and approve the salaries and
incentive compensation of the Committee
Approved Officers;
•review and approve policies with respect to perquisites
of the CEO and other members of management;
•approve and monitor compliance with stock ownership
guidelines applicable to the CEO and other members
of management;
•review and approve our compensation philosophy and
objectives and recommend to the Board for approval
compensation and benefit programs determined by the
Compensation Committee to be appropriate;
•review the operation of our overall compensation
program to evaluate its objectives and its execution
and recommend to the Board steps to modify our
compensation programs to better conform them with
the established compensation objectives;
•review and approve any new equity compensation
plans and material amendments to existing plans
where shareholder approval has not been obtained
and oversee management’s administration of such
plans;
•review our regulatory compliance with respect to
compensation matters;
•review and approve any policies with respect to
recovery of incentive-based compensation applicable
to the CEO and other members of management;
•review and approve any severance or similar
termination payments proposed to be made to any
current or former executive officer;
•review and approve all stock option, restricted stock,
restricted stock unit, performance share and similar
stock-based grants;
•conduct an independence assessment prior to
selecting any compensation consultant, legal counsel
or other adviser that will provide advice to the
Compensation Committee; and
•evaluate, at least annually, whether any work provided
by the Compensation Committee’s compensation
consultant raised any conflict of interest.
With respect to reporting and disclosure matters, the
responsibilities of the Compensation Committee include
reviewing and discussing the “Compensation Discussion
and Analysis” with management and recommending to
the Board that it be included in our annual proxy
statement and Annual Report on Form 10-K in
accordance with applicable rules and regulations of the
SEC. The Compensation Committee may, in its
discretion, delegate any of its responsibilities to a
subcommittee of the Compensation Committee.
ESTABLISHMENT OF ANNUAL BONUS AND EQUITY
AWARDS
The Compensation Committee approves the individual
salary, annual bonus and equity awards for the
Committee Approved Officers. In addition, the
Compensation Committee approves the aggregate
annual bonuses and equity awards to employees who are
not Committee Approved Officers.
The Compensation Committee considered
recommendations from the CEO regarding compensation
for each of the executive officers named in the “Summary
Compensation Table” and other Committee
Approved Officers.
DELEGATION OF AUTHORITY FOR “OFF-CYCLE”
EQUITY GRANTS
The Compensation Committee has delegated limited
authority to the CEO to make equity grants outside of the
annual equity grant process, or “off-cycle grants”, to
employees and new hires who are not Committee
Approved Officers. The delegation is subject to maximum
grant date values of equity that can be granted to any one
person. These grants can only be made on the grant
dates established by our Governance Guidelines for “off-
cycle” equity awards. Any grants made “off-cycle” are
reported to the Compensation Committee at the next
regularly scheduled quarterly meeting following such
awards.
COMPENSATION CONSULTANT
The Compensation Committee has the authority under its
charter to retain outside consultants or advisors as it
deems necessary or advisable. In accordance with this
authority, the Compensation Committee has engaged
Frederic W. Cook & Co. (“FW Cook”) as its independent
outside compensation consultant to provide it with
objective and expert analyses, advice and information
with respect to executive compensation. All executive
compensation services provided by FW Cook are
conducted under the direction or authority of the

14	The Travelers Companies, Inc. | 2026 Proxy Statement
CORPORATE GOVERNANCE
Compensation  Committee,  and    all  work  performed
by FW Cook must be pre-approved by the Compensation
Committee or the Chair of the Compensation Committee.
Neither  FW Cook  nor  any  of  its  affiliates  maintains
any other direct or indirect business relationships with the
Company or any of its affiliates, other than advising the
Nominating and Governance Committee with respect to
non-employee director compensation. In November 2025,
the Compensation Committee evaluated whether any
work provided by FW Cook raised any conflict of interest
and determined that it did not.
As requested by the Compensation Committee, FW
Cook’s services to the Compensation Committee in 2025
included, among other things:
•advising with respect to the Compensation Committee
meeting materials;
•evaluating potential changes to incentive plans;
•advising with respect to individual compensation for the
Committee Approved Officers;
•reviewing and discussing possible aggregate levels of
corporate-wide bonus payments and equity awards;
•preparing comparative analyses of executive
compensation levels and design at peer group
companies;
•advising as to how actions taken by the Compensation
Committee compare to the pay and performance of our
peer group companies; and
•advising in connection with the preparation of certain of
the information included in the proxy statement.
An FW Cook representative participated in each of the
five Compensation Committee meetings in 2025.
In addition to the independent outside compensation
consultant discussed above, our corporate staff (including
Finance, Human Resources and Legal staff members)
supports the Compensation Committee in its work. Other
than with respect to the CEO’s recommendations
regarding compensation to be paid to the other
Committee Approved Officers, no executive officer
determines or recommends to the Compensation
Committee the amount or form of executive
compensation to be paid to an executive officer.
Executive Committee

MEMBERS	Russell G. Golden Thomas B. Leonardi	Clarence Otis Jr. Elizabeth E. Robinson	Todd C. Schermerhorn Alan D. Schnitzer (Chair)	Meetings in 2025: 0

PRIMARY RESPONSIBILITIES
The Board has granted to the Executive Committee,
subject to certain limitations set forth in its charter, the broad responsibility of exercising the authority of the
Board  in  the  oversight  of  our  business  during  the
intervals between Board meetings in order to provide a
degree of flexibility and ability to respond to time-sensitive business and legal matters. The Executive Committee
meets only as necessary.
Investment and Capital Markets Committee

MEMBERS ALL INDEPENDENT	Thomas B. Leonardi Clarence Otis Jr.	Elizabeth E. Robinson (Chair) Rafael Santana	Meetings in 2025: 5

PRIMARY RESPONSIBILITIES
The Investment and Capital Markets Committee assists
the Board in exercising its oversight of the Company’s
management of its investment portfolios (including credit
risk monitoring) and certain financial affairs of the
Company, and its responsibilities include the following:
•monitor the Company’s financial structure and approve
or recommend appropriate Board action with respect to
debt and equity financing;
•review and recommend appropriate Board action with
respect to the Company’s capital management policies
and activities, including repurchases of Company
securities, dividends and stock splits;
•monitor the Company’s capital needs and financing
arrangements, the Company’s ability to access capital
markets (including the Company’s debt ratings) and
management’s financing plans;
•review and approve or recommend appropriate Board
action with respect to transactions exceeding certain
dollar thresholds, including the establishment of bank
lines of credit or letters of credit, certain purchases and
dispositions of real property, and acquisitions and
divestitures of assets;
•review reports of management regarding material
transactions approved by officers of the Company
pursuant to authority granted to such officers;
•review and approve capital expenditure budgets not
otherwise approved by the Board;
•review the Company’s policies and procedures for
investment risk management and monitor the credit
risk of the Company’s investment portfolios; and
•monitor the Company’s financial strategies regarding
risk (currency and interest rate exposure and use of
derivatives).

2026 Proxy Statement | The Travelers Companies, Inc.	15
CORPORATE GOVERNANCE
Nominating and Governance Committee

MEMBERS ALL INDEPENDENT	Thomas B. Leonardi (Chair) Clarence Otis Jr.	Elizabeth E. Robinson Rafael Santana	Meetings in 2025: 4

PRIMARY RESPONSIBILITIES
The responsibilities of the Nominating and Governance
Committee include the following:
•establish criteria for the selection of candidates to
serve on the Board;
•identify and recommend director candidates for
election or re-election to the Board;
•identify and recommend directors for appointment to
serve on the committees of the Board and as chair of
such committees;
•recommend adjustments, from time to time, to the size
of the Board or of any Board committee;
•establish procedures for the annual evaluation of
Board and director performance;
•oversee continuing education of directors;
•review the director compensation program and policies
and recommend changes to the Board;
•establish and review our Governance Guidelines;
•review the Code of Business Conduct and Ethics (the
“Code of Conduct”) applicable to directors and
employees and recommend changes to the Board
when appropriate;
•develop and recommend to the Board standards for
determining the independence of directors and the
absence of material relationships between the
Company and a director;
•review succession plans for our CEO and the direct
reports to the CEO;
•review and approve or ratify all related person
transactions under our Related Person
Transaction Policy;
•review the Company’s public policy initiatives;
•review and discuss with the Company’s head of
Government Relations the Company’s participation in
the political process, including political contributions
and lobbying expenditures;
•review and discuss with the Company’s senior
management the Company’s strategies and initiatives
relating to diversity and inclusion;
•review the Company’s strategies and initiatives relating
to community relations and charitable giving; and
•recommend to the Board any guidelines for the
removal of directors, as it determines appropriate.
Risk Committee

MEMBERS ALL INDEPENDENT	Russell G. Golden Todd C. Schermerhorn (Chair)	Laurie J. Thomsen Bridget van Kralingen	David S. Williams	Meetings in 2025: 4

PRIMARY RESPONSIBILITIES
The Risk Committee assists the Board in exercising its
oversight of the Company’s operational activities and the
identification and review of those risks that could have a
material impact on us, and its responsibilities include
oversight of management’s risk management activities in
the following areas:
•our enterprise risk management program;
•the underwriting of insurance;
•the settlement of claims;
•the management of catastrophe exposure;
•the retention of insured risk and appropriate levels and
types of reinsurance;
•the credit risk in our insurance operations and ceded
reinsurance program;
•our information technology operations, including cyber
risk and information security; and
•the business continuity and executive crisis
management for the Company and its business
operations.

16	The Travelers Companies, Inc. | 2026 Proxy Statement
CORPORATE GOVERNANCE

Board and Committee Evaluations

Every year, the Board and each of its committees
evaluate and discuss their respective performance and
effectiveness, as required by the Governance Guidelines.
These evaluations cover a wide range of topics,
including, but not limited to, the fulfillment of the Board
and committee responsibilities identified in the
Governance Guidelines and committee charters. The
evaluations address the Board’s knowledge and
understanding of, and performance with respect to, the
Company’s  business,  strategy,  values  and mission, the
appropriateness of the Board’s structure and
composition, the communication among the directors and
between the Board and management and the Board’s
meeting process. Each committee reviews, among other
topics, how the committee has satisfied the
responsibilities contained in its charter in the past year as well as the organization of the committee, the committee
meeting process and the committee’s oversight. Each
committee reports the results of its evaluation to the
Board.

Director Nominations

Process and Criteria Generally
The Nominating and Governance Committee is
responsible for recommending to the Board nominees for
election as director, and the Board is responsible for
selecting nominees for election.
The Nominating and Governance Committee and the
Board seek to ensure that the Board is composed of
members whose particular expertise, qualifications,
attributes and skills, when taken together, allow the Board
to satisfy its oversight responsibilities effectively. Our
Governance Guidelines specify that, when selecting new
nominees, the Board should consider the following
criteria:
•personal qualities and characteristics, including the
individual’s demonstrated personal and professional
integrity, ethics, and values;
•the individual’s significant accomplishments,
experience  and reputation in the business community;
•current knowledge in the Company’s industry or other
industries relevant to the Company’s business;
•ability and willingness to commit adequate time to
Board and committee matters;
•the fit of the individual’s skills, expertise  and
personality with those of other directors and potential
directors in building a Board that is effective,
responsive to the needs of the Company and collegial;
and
•diversity of viewpoints, background, experience and
other demographics.
The evaluation of these criteria involves the exercise of
careful business judgment. Accordingly, although the
Nominating and Governance Committee and the Board at
a minimum assess each candidate’s ability to satisfy any
applicable legal requirements or listing standards, his or
her strength of character, judgment, working style,
specific areas of expertise and his or her ability and
willingness to commit adequate time to Board and
committee matters, the Nominating and Governance
Committee and the Board do not have specific minimum
qualifications that are applicable to all director
candidates. The Board is committed to ongoing director
refreshment and, in the last five years, has added five
new independent directors to the Board. As part of the
Board’s refreshment process, the Board regularly reviews
succession of board leadership positions. The Board’s
commitment to board refreshment helps ensure the
Board has a balanced mix of skills, experience,
perspectives, and tenure on the Board.
Diversity
As discussed above, the Nominating and Governance
Committee and the Board include “diversity of viewpoints,
background, experience and other demographics” as part
of several criteria that they consider in connection with
selecting candidates for the Board. While neither the
Board nor the Nominating and Governance Committee
has a formal diversity policy, one of many factors that the
Board and the Nominating and Governance Committee
carefully consider is the importance to the Company of
racial/ethnic and gender diversity in board composition.

2026 Proxy Statement | The Travelers Companies, Inc.	17
CORPORATE GOVERNANCE
Moreover, when considering director candidates, the
Nominating and Governance Committee and the Board
seek individuals with backgrounds and qualities that,
when combined with those of our incumbent directors,
enhance the Board’s effectiveness and, as required by
the Governance Guidelines, result in the Board having “a
broad range of skills, expertise, industry knowledge,
diversity of opinion and contacts relevant to the
Company’s business”. As part of its annual self-
evaluation, the Board assesses and confirms compliance
with this governance guideline.
Director Search
In identifying prospective director candidates for the
Board, the Nominating and Governance Committee may
seek referrals from other members of the Board,
management, shareholders and other sources. The
Nominating and Governance Committee also may, but
need not, retain a professional search firm in order to
assist it in these efforts. The Nominating and Governance
Committee and the Board utilize the same criteria for
evaluating candidates regardless of the source of the
referral.
Shareholder Recommendations
The Nominating and Governance Committee will consider
director candidates recommended by shareholders.
Shareholders wishing to propose a candidate for
consideration may do so by submitting the proposed
candidate’s full name and address, resume and
biographical information to the attention of the
Corporate Secretary, The Travelers Companies, Inc.,
485 Lexington Avenue, New York, New York 10017. All
recommendations for nomination received by the
Corporate Secretary that satisfy our bylaw requirements
relating to such director nominations will be presented to
the Nominating and Governance Committee for
its consideration.
Proxy Access
Our bylaws permit a shareholder, or a group of up to 20
shareholders, that has continuously owned for three
years at least 3% of the Company’s outstanding common
shares, to nominate and include in the Company’s annual
meeting proxy materials up to the greater of two directors
or 20% of the number of directors serving on the Board,
provided that the shareholder(s) and the nominee(s)
satisfy the requirements specified in our bylaws, which
are posted on our website at www.travelers.com.
Shareholder requests to include shareholder-nominated
directors in the Company’s proxy materials for the 2027
annual meeting of shareholders must be received by the
Company no earlier than November 8, 2026, and no later
than December 8, 2026.

18	The Travelers Companies, Inc. | 2026 Proxy Statement
CORPORATE GOVERNANCE

Specific Considerations Regarding the 2026 Nominees

In considering the eight director nominees named in this
Proxy Statement and proposed for election at the Annual
Meeting, the Nominating and Governance Committee and
the Board evaluated and considered, among other
factors:
•each nominee’s experiences, qualifications, attributes
and skills, in light of the Governance Guidelines’
criteria for nomination, including the specific skills
identified by the Board as relevant to the Company;
•the ability and willingness to commit adequate time to
Board and committee matters;
•the diversity of viewpoints, background, experience
and other demographics of the director nominees;
•the contributions of those directors recommended for
re-election in the context of the Board self-evaluation
process and other needs of the Board;
•the tenure of individual directors;
•the mix of long-serving and newer directors on the
Board; and
•the specific needs of the Company given its business
and industry.
The Board and the Nominating and Governance
Committee, in considering each nominee, principally
focused on the background and experiences of the
nominee, as described in the biographies in “Nominees
for Election of Directors” in Item 1 – Election of Directors.
The Board and the Nominating and Governance
Committee considered that each nominee has experience
serving in senior positions with significant responsibility, where each has gained valuable expertise in a number of
areas relevant to the Company and its business. The
Board and the Nominating and Governance Committee
also considered that a number of directors have gained
valuable experience and skills through serving as a
director of other public and private companies. The
nominees represent a broad range of expertise,
experience, viewpoints and backgrounds, as well as a
mix of tenure of service on the Board. The independence,
age, tenure and diversity of the nominees as a group are
as follows:

INDEPENDENCE 7 of 8

AGE ~63 years average

TENURE ~6 years average

DIVERSITY 50% diverse

2026 Proxy Statement | The Travelers Companies, Inc.	19
CORPORATE GOVERNANCE

Director Age Limit

The Governance Guidelines provide that no person who
will have reached the age of 74 on or before the date of
the next annual shareholders meeting will be nominated
for election at that meeting without an express waiver by
the Board.
The Board believes that waivers of this policy should not
be automatic and should be based upon the needs of the
Company and the individual attributes of the director.

Director Independence and Independence Determinations

Under our Governance Guidelines and NYSE rules, a
director is not independent unless the Board affirmatively
determines that he or she does not have a direct or
indirect material relationship with the Company. In
addition, the director must meet the bright-line tests for
independence set forth by the NYSE rules.
The Board has established categorical standards of
director independence to assist it in making
independence determinations. These standards, which
are included in our Governance Guidelines, set forth
certain relationships between the Company and the
directors and their immediate family members, or entities
with which they are affiliated, that the Board, in its
judgment, has determined to be material or immaterial in
assessing a director’s independence. The Nominating
and Governance Committee annually reviews the
independence of all directors and reports its
determinations to the full Board.
In the event a director has a relationship with the
Company that is relevant to his or her independence and
is not addressed by the categorical independence
standards, the independent members of the Board
determine in their judgment whether such relationship is
material.
Our Governance Guidelines require that:
•all members of the Audit Committee, the
Compensation Committee and the Nominating and
Governance Committee be independent; and
•no more than two members of the Board may
concurrently serve as officers of the Company.
The Board, upon recommendation of its Nominating and
Governance Committee, has determined that all of its
current directors and director nominees are independent,
other than our Chairman and Chief Executive Officer, Mr.
Alan Schnitzer. Consequently, assuming election of all
the nominees included in this Proxy Statement, 88% of
the directors on the Board will be independent.
In making its independence determinations, the
Nominating and Governance Committee and the Board
reviewed various commercial, charitable and employment
transactions and relationships (including those identified
through annual directors’ questionnaires) that exist
between us and our subsidiaries and the entities with
which certain of our directors or members of their
immediate families are, or have been, affiliated and
determined that the transactions identified were not
material and did not affect the independence of any of our
non-employee directors under either the Company’s
Governance Guidelines or the applicable NYSE rules.

20	The Travelers Companies, Inc. | 2026 Proxy Statement
CORPORATE GOVERNANCE

Sustainability and Risk Management

Sustained Value Creation
At Travelers, our simple and unwavering mission for
creating shareholder value is to: deliver superior core
return on equity by leveraging our competitive
advantages; generate earnings and capital substantially
in excess of our growth needs; and thoughtfully rightsize
capital and grow book value per share over time.
Executing our long-term strategy requires that we fulfill
what we call “The Travelers Promise” — our promise to
take care of our customers, our communities and our
employees, agents and brokers. For this reason, we take
an integrated approach to sustained value creation.
We regularly engage with our investors, customers,
employees, agents and brokers, regulators, rating
agencies and other stakeholders on business issues and
sustainability topics. We also provide robust and detailed
disclosure on our website, https://
sustainability.travelers.com, updated on an annual basis,
with respect to our comprehensive approach to creating
shareholder value over time and the many Travelers
initiatives that contribute to our sustainability. Our
sustainability reporting is generally aligned with the
Sustainability Accounting Standards Board (“SASB”)
Insurance (FN-IN) Industry Standard (maintained by the
International Financial Reporting Standards (IFRS)
Foundation) and the recommendations of the Task Force
on Climate-related Financial Disclosures (“TCFD”). In
addition, our approach to reporting is informed by the
Integrated Reporting Framework (maintained by the IFRS
Foundation).
Our sustainability reporting is focused on 16 topics that
we have determined, through extensive engagements
with our investors as well as a formal prioritization
exercise, to be most relevant to our industry, our business
and our stakeholders.

•Business Strategy & Competitive Advantages
•Capital and Risk Management
•Climate Strategy
•Community
•Customer Experience
•Data Privacy & Cybersecurity
•Disaster Preparedness & Response
•Diversity & Inclusion
•Eco-Efficient Operations •Ethics & Responsible Business Practices •Governance Practices •Human Capital Management •Innovation •Investment Management •Public Policy •Safety & Health

Oversight of Corporate Strategy, Sustainability and Allocation of Risk Oversight
The Board regularly reviews the Company’s long-term
business strategy and works with management to set the
short-term and long-term strategic objectives of the
Company and to monitor progress on those objectives. In
setting and monitoring strategy, the Board, along with
management, considers the risks and opportunities that
impact the long-term sustainability of the Company’s
business model. The Board also considers whether the
strategy is consistent with the Company’s risk appetite.
The Board regularly reviews the Company’s progress
with respect to its strategic goals, the risks that could
impact the long-term sustainability of our business and
the related opportunities that could enhance the
Company’s long-term sustainability. The Board oversees
these efforts in part through its various committees based
on each Committee’s responsibilities and expertise. Each
Committee regularly reports to the Board regarding its
areas of responsibility.
The Board has allocated and delegated risk oversight
responsibility to various committees of the Board in
accordance with the following principles:

2026 Proxy Statement | The Travelers Companies, Inc.	21
CORPORATE GOVERNANCE

Committee	Responsible for Oversight of:
Audit
•Risks related to the integrity of the Company’s financial statements, including oversight of financial reporting principles and policies and internal controls.
•The Company’s process for establishing insurance reserves.
•Risks related to regulatory and compliance matters.

Compensation
•Certain human capital management matters, including the Company’s compensation and pay-for-performance philosophy, compensation program objectives and practices designed to ensure equitable pay across the organization.
•Risks related to the Company’s compensation programs, including with respect to formulation and administration of those programs and regulatory compliance with respect to compensation matters.

Investment and Capital Markets	•Risks related to the Company’s investment portfolio (including valuation and credit risks), capital structure, financing arrangements and liquidity.

Nominating and Governance
•Risks related to corporate governance matters, including director independence and related person transactions.
•Certain human capital management matters, including the Company’s succession planning, the employee code of conduct and workforce diversity and inclusion efforts;
public policy initiatives; and community relations.

Risk
•The Company’s Enterprise Risk Management activities.
•Risks related to the Company’s business operations, including insurance underwriting and claims; reinsurance; catastrophe risk and the impact of changing climate conditions; credit risk in insurance operations; and information technology, including cybersecurity.
•The Company’s business resiliency planning.

Each committee is also responsible for monitoring reputational risk to the extent arising out of its area of responsibility.
As a result, each committee charter contains specific risk
oversight functions delegated by the Board, consistent
with the principles set forth above. In that way, monitoring of strategic objectives, risk oversight responsibilities and oversight of the Company’s sustainability more generally
are shared by all committees of the Board, with each
committee assigned responsibility for oversight of matters
most applicable to its charter responsibilities and meeting
regularly with management members responsible for
such matters. Further, we believe that allocating
responsibility to a committee with relevant knowledge and
experience improves the oversight of risks and
opportunities.
The allocation of risk oversight responsibility may change,
from time to time, based on the evolving needs of the
Company. On at least an annual basis, the Board reviews
significant risks that management, through its Enterprise
Risk Management efforts, has identified. The Board then
evaluates, and may change, the allocation among the
various committees of oversight responsibility for each
identified risk. Further, each committee periodically
reports to the Board on its risk oversight activities. In
addition, at least annually, the Company’s Chief Risk
Officer conducts a review of the interrelationships of risks and reports the results to the Risk Committee and the
Board. These reports and reviews are intended to inform
the Board’s annual evaluation of the allocation of risk
oversight responsibility.
Enterprise Risk Management
Enterprise Risk Management (“ERM”) is a Company-wide
initiative that involves the identification and assessment
of a broad range of risks that could affect our ability to
fulfill our business objectives as well as the development
of plans to mitigate their effects. Our Board of Directors
oversees our ERM process. The Risk Committee and the
other committees of the Board, as well as our separate
management-level enterprise risk and underwriting risk
committees, are key elements of our ERM structure and
help to establish and reinforce our strong culture of risk
management. For example, having both a Board Risk
Committee that oversees operational risks and our ERM
activities, and a management-level enterprise risk
committee that reports regularly to the Board Risk
Committee, enables a high degree of coordination
between management and the Board.
We describe our ERM function in more detail in our
Annual Report on Form 10-K, under “Business—
Enterprise Risk Management” and on the Capital and
Risk Management section of our sustainability website.
We also discuss the alignment of our executive
compensation with our risk management below.

22	The Travelers Companies, Inc. | 2026 Proxy Statement
CORPORATE GOVERNANCE

Risk Management and Compensation

Our compensation structure is intended to encourage a
careful balance of risk and reward, both on an individual
risk basis and in the aggregate on a Company-wide
basis, and promote a long-term perspective.
As discussed in more detail under “Compensation
Discussion and Analysis” in this Proxy Statement,
consistent with our goal of achieving a core return on
equity in the mid-teens over time, the Compensation
Committee selected adjusted core return on equity as the
threshold quantitative performance measure for the
performance share portion of our stock-based long-term
incentive program and as a material factor, although not
the only factor, in determining amounts paid under our
annual cash bonus program. Because core return on
equity is a function of both core income and shareholders’
equity, it encourages senior executives, as well as other
employees with management responsibility, to focus on a
variety of performance objectives that are important for
creating shareholder value, including the quality and
profitability of our underwriting and investing activities and capital management.
In addition, the long-term nature of our stock-based
incentive awards (which generally do not vest until three
years  after  the  award  is  granted), our significant
executive stock ownership requirements and the fact that
more than 50% of our named executive officers’ total
direct compensation in the aggregate was in the form of
stock-based long-term incentives, all encourage prudent
enterprise risk management and discourage excessive
risk taking to achieve short-term gains.
Moreover, neither the long-term incentive awards nor
annual cash bonuses require growth in revenues or
earnings in order for our executives to be rewarded, and
none of our executives are paid based on a formulaic
percentage of revenues or profits. As a result of this and
the mix of short- and long-term performance criteria
across our compensation programs, among other factors,
we believe that our compensation practices and policies
are not reasonably likely to have a material adverse effect
on the Company.
Furthermore, the Compensation Committee’s
independent compensation consultant evaluates and
advises the Compensation Committee as to the design
and risk implications of our incentive plans and other
aspects of our compensation programs to ensure that the
mix of compensation, the balance of performance
measures and the overall compensation framework all
support our short- and long-term objectives.

Dating and Pricing of Equity Grants

The Board has adopted a governance guideline
establishing fixed grant dates for the grant of equity
awards made at times other than at a regularly scheduled
meeting of the Compensation Committee, so as to avoid
the appearance that equity grant dates have been
established with a view to benefiting recipients due to the
timing of material public announcements. The
Compensation Committee typically makes annual awards
of equity at its first regularly scheduled meeting of the
year, which is usually held in early February. This meeting
date is usually set a few years in advance as part of the
Board’s annual calendar of scheduled meetings.
In addition, to further ensure the integrity of our equity
awards process, the Compensation Committee requires
that the exercise price of all stock options granted, and
the fair value of all equity awards made, must be
determined by reference to the closing price for a share
of our common stock on the NYSE on the date of any
such grant or award. Under the Company’s stock plans,
the Compensation Committee may not take any action
with respect to any stock option that would be treated as
a “repricing” of such stock option, unless such action is
approved by the Company’s shareholders in accordance
with applicable rules of the NYSE.

Securities Trading Policy

The Company has adopted a securities trading policy
governing transactions in its securities by its directors,
officers and employees, as well as by the Company itself.
The Company believes this policy is reasonably designed
to promote compliance with insider trading laws, rules
and regulations and exchange listing standards
applicable to the Company. The policy prohibits our
directors, officers, employees, and other restricted
persons from trading in Company securities while aware
of material non-public information relating to the
Company or its securities. Additionally, certain individuals are prohibited from trading our securities during various
times throughout the year, and certain individuals must
receive preclearance from our Legal Department prior to
trading Company securities. A copy of the Company’s
securities trading policy was included as Exhibit 19.1 to
our Annual Report on Form 10-K for the fiscal year ended
December 31, 2025.

2026 Proxy Statement | The Travelers Companies, Inc.	23
CORPORATE GOVERNANCE

Code of Business Conduct and Ethics

We maintain a Code of Business Conduct and Ethics,
which is applicable to all of our directors, officers and
employees, including our CEO, Chief Financial Officer,
Controller and other senior financial officers. The Code of
Conduct provides a framework for sound ethical business
decisions and sets forth our expectations on a number of
topics, including conflicts of interest, compliance with
laws, use of our assets and business ethics. The Code of
Conduct may be found on our website at
www.travelers.com under “Investors: Corporate
Governance: Code of Conduct”. Our Chief Ethics and
Compliance Officer is responsible for overseeing
compliance with the Code of Conduct as part of fulfilling
her responsibility for overseeing our ethics and
compliance functions throughout the organization. Our
Chief Ethics and Compliance Officer also assists in the
communication of the Code of Conduct and oversees
employee education regarding its requirements through
the use of global, computer-based training, supplemented
with focused in-person sessions where appropriate. All
employees and directors are required to certify annually
that they have reviewed, understand and agree to comply
with the contents of the Code of Conduct.

Ethics Helpline

We maintain an Ethics Helpline, which is administered by
an independent third party, through which employees can
report integrity concerns or seek guidance regarding a
policy or procedure. The Ethics Helpline is available
seven days a week, 24 hours a day and can be accessed
by individuals online or through a toll-free number. In
either case, employees can report concerns
anonymously. We maintain a formal non-retaliation policy
that prohibits retaliation against, or discipline of, an
employee who raises an ethical concern in good faith.
Trained professionals investigate each concern and,
where appropriate, escalate the concern internally. Any
ethics- or compliance-related issues are addressed by
the Ethics and Compliance Office. Our Chief Ethics and
Compliance Officer provides the Audit Committee with
quarterly summaries of matters reported through the
Ethics Helpline and more frequent compliance updates as
appropriate. Additionally, the Audit Committee receives
reports on all matters reported to the Chief Ethics and
Compliance Officer that are determined to involve
accounting, internal control or audit matters, or any fraud
involving persons with a significant role in our internal
controls.

Communications with the Board

As described on our website at www.travelers.com,
interested parties, including shareholders, who wish to
communicate with a member or members of the Board,
including the Lead Director of the Board, the Nominating
and Governance Committee, the non-employee directors
as a group or the Audit Committee may do so by
addressing their correspondence as follows: if intended
for the full Board or one or more non-employee directors,
to the Lead Director; if intended for the Lead Director, to
the Lead Director; and if intended for the  Audit
Committee or the Nominating and Governance
Committee, to the Chair of such Committee.
All such correspondence should be sent c/o Corporate
Secretary, The Travelers Companies, Inc., 385
Washington Street, Saint Paul, Minnesota 55102. The
office of the Corporate Secretary will forward such
correspondence as appropriate.

Transactions with Related Persons

General
The Board has adopted a written Related Person
Transaction Policy to assist it in reviewing, approving and
ratifying related person transactions and to assist us in
the preparation of related disclosures required by the
SEC. This Related Person Transaction Policy
supplements our other policies that may apply to
transactions with related persons, such as our
Governance Guidelines and Code of Conduct.
The Related Person Transaction Policy provides that all
related person transactions covered by the policy are
prohibited, unless approved or ratified by the Board or by
the Nominating and Governance Committee. Our
directors and executive officers are required to provide
prompt and detailed notice of any potential Related
Person Transaction (as defined in the policy) to the
Corporate Secretary, who in turn must promptly forward
such notice and information to the Chair of the
Nominating and Governance Committee and to our
counsel for analysis, to determine whether the particular
transaction constitutes a Related Person Transaction

24	The Travelers Companies, Inc. | 2026 Proxy Statement
CORPORATE GOVERNANCE
requiring compliance with the policy. The analysis and
recommendation of counsel are then presented to the
Nominating and Governance Committee for consideration
at its next regular meeting.
In reviewing Related Person Transactions for approval or
ratification, the Nominating and Governance
Committee will consider the relevant facts and
circumstances, including:
•the commercial reasonableness of the terms;
•the benefit (or lack thereof) to the Company;
•opportunity costs of alternate transactions;
•the materiality and character of the related person’s
interest, including any actual or perceived conflicts of
interest; and
•with respect to a non-employee director or nominee,
whether the transaction would compromise the
director’s independence under our Governance
Guidelines, the NYSE rules (including those applicable
to committee service) and Rule 10A-3 of the Exchange
Act, if such non-employee director serves on the
Audit Committee, or status as a “non-employee
director” under Rule 16b-3 of the Exchange Act, if
such non-employee director serves on the
Compensation Committee.
The Nominating and Governance Committee will not
approve or ratify a Related Person Transaction unless,
after considering all relevant information, it has
determined that the transaction is in, or is not inconsistent with, the best interests of the Company and
our shareholders.
Generally, the Related Person Transaction Policy applies
to any current or proposed transaction in which:
•the Company was or is to be a participant;
•the amount involved exceeds $120,000; and
•any related person had or will have a direct or indirect
material interest.
A copy of our Related Person Transaction Policy is
available on our website at www.travelers.com under
“Investors: Corporate Governance:
Governance Documents”.
In addition to the Related Person Transaction Policy, our
Code of Conduct requires that all employees, officers and
directors avoid any situation that involves or appears to
involve a conflict of interest between their personal and
professional relationships. Our Audit Committee provides
oversight regarding compliance with our Code of Conduct
and discusses any apparent conflicts of interest with
senior management. The policies of the Company also
require that all employees seek approval from our Chief
Ethics and Compliance Officer prior to accepting a
position as a director or officer of any unaffiliated for-profit company or organization.
Employment Relationships
The following transaction in 2025 was approved by the
Nominating and Governance Committee:
•Mr. Daniel Frey is Executive Vice President and Chief
Financial Officer of the Company. His stepson, Mr.
Tyler Branscombe, commenced employment with the
Company in 2025, and his total compensation
including salary and benefits is expected to exceed
$120,000 in 2026. His compensation is commensurate
with that of his peers.
Third-Party Transactions
We engage many service providers, nationally and
internationally, as part of our daily business operations.
For more than 10 years, a number of our offices across
the country engaged GJ Sullivan Co. Reinsurance
(“GJS”) in connection with the placement of reinsurance
for the Company’s Business Insurance segment in the
ordinary course of business and on an arm’s-length
basis. In 2025, in connection with those reinsurance
placements, we estimate that GJS received commissions
from reinsurers of approximately $1.59 million in the
aggregate. Jeffrey P. Klenk is Executive Vice President
and President of our Bond & Specialty Insurance
segment, and his father-in-law, Mr. Jerry Sullivan, is
owner, Chairman and President of GJS. Mr. Klenk has
been an executive officer of the Company since
September 2021 and has not had, and has explicitly
recused himself from, any involvement with respect to our
engagement of, or payments to, GJS.
From time to time, institutional investors, such as large
investment management firms, mutual fund management
organizations and other financial organizations, become
beneficial owners (through aggregation of holdings of
their affiliates) of 5% or more of voting securities of the
Company and, as a result, are considered a “related
person” under the Related Person Transaction Policy.
These organizations may provide services to the
Company or its benefit plans. In addition, the Company
may provide insurance coverage to these organizations.
In 2025, the following transactions occurred with
investors who reported beneficial ownership of 5% or
more of the Company’s voting securities:
•In 2025, BlackRock, Inc. (“BlackRock”) paid premiums
of approximately $1.94 million for insurance policies
with subsidiaries of the Company in the ordinary
course of business and on substantially the same
terms as those offered to other customers, and
subsidiaries of the Company have paid, or may pay,
claims in the ordinary course of business in connection
with such insurance policies. In addition, an affiliate of
BlackRock provides investment management services
to the Company’s Canadian Savings Plan, and
pursuant to that agreement, the participants in the
Canadian Savings Plan paid management fees to
BlackRock in 2025. The investment management

2026 Proxy Statement | The Travelers Companies, Inc.	25
CORPORATE GOVERNANCE
agreement was entered into on an arm’s-length basis.
Also, in 2025, the Company paid approximately
$325,800 to a subsidiary of BlackRock for a software
license. The software license was entered into on an
arm’s-length basis, prior to the acquisition of the
subsidiary by BlackRock.
•In 2025, FMR LLC (“Fidelity”) paid premiums of
approximately $1.40 million for insurance policies with
subsidiaries of the Company in the ordinary course of
business and on substantially the same terms as those
offered to other customers, and subsidiaries of the
Company have paid, or may pay, claims in the ordinary
course of business in connection with such insurance
policies. Also, the Company has entered into
agreements on an arm’s-length basis with affiliates of
Fidelity for services related to certain of the Company’s
benefit plans. An affiliate of Fidelity serves as the
administrator of the Company’s equity compensation
programs under an agreement originally entered into
with the Company in November 2009. Pursuant to
such agreement, the Company paid such affiliate
approximately $38,300 in 2025. Further, an affiliate of
Fidelity has provided trust, recordkeeping and
administrative services for the 401(k) Savings Plan
since 1998. Pursuant to the current agreement for such
services, which was last restated in July 2022, Fidelity
was paid approximately $605,600 in 2025 for
recordkeeping of the 401(k) Savings Plan trust.
Participants in the 401(k) Savings Plan paid
management fees in 2025 to affiliates of Fidelity that
provide investment management services to funds
included in the 401(k) Savings Plan. In addition, an
affiliate of Fidelity provides administrative services for
health savings accounts for employees of the
Company under an agreement that became effective in
October 2013, and the Company paid approximately
$31,200 in fees for such services in 2025. Finally, the
Company paid approximately $3,800 in fees to
affiliates of Fidelity in 2025 for administrative services
under the Benefit Equalization Plan, Deferred
Compensation Plan and Executive Savings Plan, each
as defined below under “Post-Employment
Compensation”, and the Deferred Compensation Plan
for Non-Employee Directors, pursuant to agreements
that date back to December 1997.
•In 2025, an affiliate of State Street Corporation (“State
Street”) paid premiums of approximately $153,100 for
insurance policies with subsidiaries of the Company in
the ordinary course of business and on substantially
the same terms as those offered to other customers,
and subsidiaries of the Company have paid, or may
pay, claims in the ordinary course of business in
connection with such insurance policies. In addition,
State Street provides investment management
services to funds included in the 401(k) Savings Plan.
Participants in the 401(k) Savings Plan paid
management fees to such affiliate of State Street in
2025. The investment management agreement was
entered into on an arm’s-length basis.
•In 2025, The Vanguard Group (“Vanguard”) paid
premiums of approximately $1.83 million for insurance
policies with subsidiaries of the Company in the
ordinary course of business and on substantially the
same terms as those offered to other customers, and
subsidiaries of the Company have paid, or may pay,
claims in the ordinary course of business in connection
with such insurance policies. In addition, Vanguard
provides investment management services to funds
included in the qualified and non-qualified pension
plans and the 401(k) Savings Plan. In 2025, the
Company paid approximately $436,000 in
management fees to Vanguard in connection with
these plans and participants in the 401(k) Savings Plan
also paid management fees to Vanguard. The
investment management agreements were entered
into on an arm’s-length basis.
From time to time, an individual who is considered a
“related person” under the Related Person Transaction
Policy may purchase insurance policies from the
Company in the ordinary course of business and on
customary terms. A number of related persons currently
hold policies issued by the Company on terms available
to customers generally, in accordance with standard
underwriting guidelines.

26	The Travelers Companies, Inc. | 2026 Proxy Statement
CORPORATE GOVERNANCE
Non-Employee Director Compensation
The Nominating and Governance Committee of the Board
recommends to the full Board for approval the amount
and composition of Board compensation for non-
employee directors. Directors who are our employees are
not compensated for their service on the Board. In
accordance with the Company’s Governance Guidelines,
the Nominating and Governance Committee reviews the
significance and appropriateness of each of the
components of the Director Compensation Program at
least once every two years. The Compensation
Committee’s independent compensation consultant, FW
Cook, advises the Nominating and Governance
Committee with respect to director compensation.
The objectives of the Nominating and Governance
Committee are to compensate directors in a manner that
closely aligns the interests of directors with those of our
shareholders, to attract and retain highly qualified
directors and to structure and set total compensation in
such a manner and at such levels that will not call into
question any director’s objectivity. The Committee works
with its independent compensation consultant to ensure
that its compensation program is consistent with current
market practices. It is the Board’s practice to provide a
mix of cash and equity-based compensation to non-
employee directors, as discussed below.

Elements of Non-Employee Director Compensation

	Element		Timing
CASH
	Annual Retainer	Each non-employee director receives an annual retainer of $150,000.
Annual retainers and
committee chair fees are paid
in quarterly installments, in
arrears at the end of each
quarter, either: (1) in cash or
(2) if the director so elects, in
common stock units credited
to his or her deferred
compensation account
(discussed under “Director
Deferral Plan” below) and
distributed at a later date
designated by the director.

ADDITIONAL FEES
Committee Chair Fees and Lead Director Retainer
The chairs of certain committees are paid additional fees
in cash in connection with their services as follows:
•Audit Committee - $35,000
•Compensation Committee - $30,000
•Nominating and Governance Committee - $25,000
•Investment and Capital Markets Committee - $25,000
•Risk Committee - $35,000
The Lead Director is paid an additional $75,000 annual
cash retainer.

EQUITY
Annual Deferred Stock Award
Under the Director Compensation Program, during 2025,
each non-employee director nominated for re-election to
the Board was awarded $195,000 in deferred stock units.
The deferred stock units were granted under our 2023
Stock Incentive Plan and vest in full one day prior to the
date of the annual shareholder meeting occurring in the
year following the year of the date of grant so long as the
non-employee director continuously serves on the Board
through that date. The value of deferred stock units rises
or falls as the price of our common stock fluctuates in the
market. Dividend equivalents (in an amount equal to the
dividends paid on shares of our common stock) on the
deferred stock units are deemed “reinvested” in
additional deferred stock units. Directors are subject to a
stock ownership target as described under “Director
Stock Ownership” below.
In May 2025, the Director Compensation Program was
amended to increase the value of the annual deferred
stock award to non-employee directors to $210,000
beginning with the 2026 award.

The accumulated deferred
stock units, including
associated dividend
equivalents, in a director’s
account are distributed in the
form of shares of our common
stock either in a lump sum or
in annual installments, at the
director’s election, beginning
at least six months
following termination of his
or her service as a director.

2026 Proxy Statement | The Travelers Companies, Inc.	27
CORPORATE GOVERNANCE

Director Deferral Plan

In addition to receiving the annual deferred stock award
in the form of deferred stock units, non-employee
directors may elect to have all or any portion of their
annual retainer and any lead director or committee chair
fees paid in cash or deferred through our Deferred
Compensation Plan for Non-Employee Directors.
Deferrals of the annual retainer and any lead director or
committee chair fees are notionally “invested” in common
stock units. Any director who elects to have any of his or
her fees credited to his or her deferred compensation
plan account as common stock units will be deemed to
have purchased shares on the date the fees would
otherwise have been paid in cash, based on the closing
market price of our common stock on such date.
The value of common stock units rises or falls as the
price of our common stock fluctuates in the market. In
addition, dividend equivalents (in an amount equal to the
dividends paid on shares of our common stock) on the
units are deemed “reinvested” in additional common
stock units. The accumulated common stock units,
including associated dividend equivalents, in a director’s
account are distributed in the form of shares of our
common stock on pre-designated dates. Shares of
common stock issued in payment of the deferred fees are
awarded under our 2023 Stock Incentive Plan.

Director Stock Ownership

The Board believes its non-employee directors should
accumulate and retain a level of ownership of our equity
securities to align the interests of the non-employee
directors and the shareholders. Accordingly, the Board
has established an ownership target for each non-
employee director equal to four times the director’s most
recent annual deferred stock award. Each new director is
expected to meet or exceed this target within four years
of his or her initial election to the Board, except that, if the annual deferred stock award for any of those four years is
less than the most recent previous annual deferred stock
award, the director is expected to meet or exceed the
higher target within five years of his or her initial election to the Board.
All of our current non-employee directors have achieved
stock ownership levels in excess of the target amount or
have joined the board within the last five years and are
expected to meet the target within the required time
period. Non-employee directors currently receive more
than 50% of their annual board and committee
compensation in the form of deferred stock units. The
shares underlying these units are not distributed to a
director until at least six months after the director leaves the Board. Accordingly, all of our non-employee directors
hold equity interests that they cannot sell for so long as
they serve on the Board and at least six
months afterwards.

28	The Travelers Companies, Inc. | 2026 Proxy Statement
CORPORATE GOVERNANCE

Director Compensation for 2025

The 2025 compensation of non-employee directors is displayed in the table below.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation ($)	Total ($)
Russell G. Golden	165,495	195,004	—	360,499
William J. Kane(3)	66,319	—	—	66,319
Thomas B. Leonardi	169,148	195,004	—	364,152
Clarence Otis Jr.	174,148	195,004	—	369,152
Elizabeth E. Robinson	169,148	195,004	—	364,152
Rafael Santana	144,148	195,004	—	339,152
Todd C. Schermerhorn	244,396	195,004	—	439,400
Laurie J. Thomsen	144,148	195,004	—	339,152
Bridget van Kralingen	144,148	195,004	—	339,152
David S. Williams	144,148	195,004	—	339,152
(1)The fees earned for non-employee directors consist of an annual retainer along with committee chair fees and a lead director annual retainer, to the extent applicable. In May 2025, the annual retainer increased to $150,000 and the lead director annual retainer increased to
$75,000. All of the non-employee directors, other than Ms. Robinson and Mr. Golden, received all of their fees in cash. Ms. Robinson and
Mr. Golden elected to receive the 2025 annual retainer and committee chair fees, as applicable, in the form of common stock units, which will be accumulated in their deferred compensation plan account and distributed, together with associated dividend equivalents, at a later date (Ms. Robinson — 614 common stock units and Mr. Golden — 599 common stock units). The table above does not include a value for dividend equivalents attributable to the common stock units received in lieu of cash fees because they are earned at the same rate as the dividends on the Company’s common stock and are not preferential.
(2)The dollar amounts represent the grant date fair value of deferred stock units granted in 2025, calculated in accordance with Financial
Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“ASC Topic
718”), without taking into account estimated forfeitures, based on the closing market price on the NYSE of our common stock on the grant date. The dividend equivalents attributable to the annual deferred stock unit awards are deemed “reinvested” in additional deferred stock units and are distributed, together with the underlying deferred stock units, in the form of shares of our common stock beginning at least six months following termination of service as a director. In accordance with the SEC’s rules, dividend equivalents on stock awards are not required to be reported because the amounts of future dividends are factored into the grant date fair value of the awards. For a discussion of annual deferred stock awards, see “Elements of Non-Employee Director Compensation –— Annual Deferred Stock Award” above.
On February 4, 2025, each non-employee director nominated for re-election to the Board at that time was granted 799 deferred stock units
(determined by dividing $195,000 by the closing market price on the NYSE of our common stock of $244.06 on February 4, 2025). Each award is subject to forfeiture if a director leaves the Board before May 19, 2026 (the day prior to the Annual Meeting).
The following table provides information with respect to aggregate holdings of common stock units and unvested and vested deferred stock units beneficially owned by our non-employee directors at December 31, 2025. The amounts below include dividend equivalents credited
(in the form of additional common stock units or deferred stock units, respectively) on common stock units and deferred stock units.

Name	Unvested Deferred Stock Units (#)	Common Stock Units and Vested Deferred Stock Units (#)
Russell G. Golden	811	3,719
Thomas B. Leonardi	811	4,293
Clarence Otis Jr.	811	15,685
Elizabeth E. Robinson	811	10,645
Rafael Santana	811	3,081
Todd C. Schermerhorn	811	12,725
Laurie J. Thomsen	811	60,395
Bridget van Kralingen	811	3,081
David S. Williams	811	937
(3)Mr. Kane retired from the Company’s Board of Directors effective May 21, 2025, the date of our 2025 annual meeting of shareholders, and the fees earned in 2025 consist of the pro-rated portion of the annual retainer and committee chair fees, as applicable, for the period through such date.

2026 Proxy Statement | The Travelers Companies, Inc.	29
AUDIT COMMITTEE MATTERS

ITEM 2	Ratification of Independent Registered Public Accounting Firm	Your Board recommends you vote FOR the ratification of KPMG LLP as our independent registered public accounting firm for 2026.

The Audit Committee is responsible for the appointment,
compensation, retention and oversight of the independent
registered public accounting firm retained to audit the
Company’s financial statements. The Audit Committee
has selected KPMG LLP (“KPMG”) to serve as our
independent registered public accounting firm for 2026.
Although ratification is not required by our bylaws or
otherwise, the Board is submitting the selection of KPMG
to our shareholders for ratification because we value our
shareholders’ views on the Company’s independent
registered public accounting firm. If our shareholders fail
to ratify the selection, it will be considered notice to the
Board and the Audit Committee to consider the selection
of a different firm. Even if the selection is ratified, the
Audit Committee in its discretion may select a different
independent registered public accounting firm at any time
during the year if it determines that such a change would
be in the best interests of the Company and our
shareholders.
Travelers Property Casualty Corp. (“TPC”) and The St.
Paul Companies, Inc. (“The St. Paul”) merged in 2004
(the “Merger”) to form the Company. KPMG has
continuously served  as  the  independent  registered
public accounting firm of TPC since 1994. KPMG had
continuously served as the independent registered public
accounting firm of The St. Paul and its subsidiaries from
1968 through the time of the Merger, when TPC was
deemed the acquirer for accounting purposes.
As part of the evaluation of its independent registered
public accounting firm, the Audit Committee periodically
considers whether there should be a regular rotation of
the independent registered public accounting firm. In
addition, in conjunction with the mandated rotation of the
independent registered public accounting firm’s lead audit
partner, the Audit Committee and the Audit Committee
Chairman are directly involved in the selection of KPMG’s
lead audit partner. The Audit Committee and the Board of
Directors believe that the continued retention of KPMG to
serve as the Company’s independent registered public
accounting firm is in the best interests of the Company
and its shareholders.
Representatives of KPMG are expected to be present at
the Annual Meeting. They also will have the opportunity to
make a statement if they desire to do so and are
expected to be available to respond to appropriate
questions.
Audit and Non-Audit Fees
In connection with the audit of the 2025 financial
statements, we entered into an agreement with KPMG
which sets forth the terms by which KPMG would perform
audit services for the Company. The following table
presents fees for professional services rendered by
KPMG for 2025 and 2024:

	2025	2024
Audit fees(1)	$12,166,900	$11,247,000
Audit-related fees(2)	2,944,900	863,000
Tax fees(3)	142,900	201,200
Total	$15,254,700	$12,311,200
(1)Fees paid were for audits of financial statements, reviews of quarterly financial statements and related reports, as well as reviews of registration statements and certain periodic reports filed with the SEC.
(2)Services in 2024 primarily consisted of audits of employee benefit plans and reports on internal controls not required by applicable regulations. In addition to those services, in 2025, the services included carve-out financial statement audits associated with the sale of the Company’s Canadian personal insurance business
and the majority of its Canadian commercial insurance business to Definity Financial Corporation, which closed on January 2,
2026.
(3)Tax fees related primarily to tax return preparation and assistance services, as well as domestic and international tax compliance-
related services.
The Audit Committee of the Board considered whether
providing the non-audit services included in this table was
compatible with maintaining KPMG’s independence and
concluded that it was.
Consistent with SEC policies regarding auditor
independence and the Audit Committee’s charter, the
Audit Committee has responsibility for appointing, setting
compensation for and reviewing the performance of the
independent registered public accounting firm. In
exercising this responsibility, the Audit Committee
preapproves all audit and permitted non-audit services
provided by the independent registered public accounting
firm. Each year, the Audit Committee approves an annual
budget for such permitted non-audit services and requires
the independent registered public accounting firm and
management to report actual fees versus the budget
periodically throughout the year. The Audit Committee
has authorized our Chief Auditor to approve KPMG’s
commencement of work on such permitted services
within  that  budget,  although  the  Chair  of  the  Audit

30	The Travelers Companies, Inc. | 2026 Proxy Statement
AUDIT COMMITTEE MATTERS
Committee must approve any such permitted non-audit
service within the budget if the expected cost for that
service exceeds $100,000. During the year,
circumstances may arise that make it necessary to
engage the independent registered public accounting
firm  for  additional  services  that  would exceed the initial budget. The Audit Committee has delegated the authority
to the Chair of the Audit Committee to review such
circumstances and to grant approval when appropriate.
All such approvals are then reported by the Audit
Committee Chair to the full Audit Committee at its next
meeting.
Report of the Audit Committee
The Audit Committee operates pursuant to a charter
which is reviewed annually by the Audit Committee.
Additionally, a brief description of the primary
responsibilities of the Audit Committee is included under
the heading “Governance of Your Company—Committees
of the Board and Meetings—Audit Committee” in this
Proxy Statement. Under the Audit Committee charter,
management is responsible for the preparation,
presentation and integrity of the Company’s financial
statements, the application of accounting and financial
reporting principles and internal controls and procedures
designed to assure compliance with accounting
standards and applicable laws and regulations. The
independent registered public accounting firm is
responsible for auditing the Company’s financial
statements and expressing an opinion as to their
conformity with U.S. generally accepted accounting
principles. In addition, the independent registered public
accounting firm is responsible for auditing and expressing
an opinion on the Company’s internal controls over
financial reporting.
In the performance of its oversight function, the Audit
Committee reviewed and discussed the  audited  financial
statements of the Company with management and with
the independent registered public accounting firm. The
Audit Committee also received information regarding, and
discussed with the independent registered public
accounting firm, the matters required to be discussed by
the applicable requirements of the Public Company
Accounting Oversight Board and the SEC, including
matters concerning the independence of the independent
registered public accounting firm.
Based upon the review and discussions described in the
preceding paragraph, the Audit Committee recommended
to the Board that the audited financial statements of the
Company be included in the Annual Report on Form 10-K
for the year ended December 31, 2025, filed with the
SEC.
Submitted by the Audit Committee of the Company’s
Board of Directors:

Russell G. Golden (Chair)	Bridget van Kralingen
Todd C. Schermerhorn	David S. Williams
Laurie J. Thomsen

2026 Proxy Statement | The Travelers Companies, Inc.	31
EXECUTIVE COMPENSATION

ITEM 3	Non-Binding Vote to Approve Executive Compensation	Your Board recommends you vote FOR approval of named executive officer compensation.

The Company is requesting, pursuant to Section 14A of
the Exchange Act, that shareholders vote, on a non-
binding basis, to approve the compensation of our named
executive officers as discussed in the “Compensation
Discussion and Analysis” and the tabular executive
compensation disclosure, including the “Summary
Compensation Table” and accompanying narrative
disclosure. The Company currently intends to hold such
votes annually. The next vote to approve the
compensation of our named executive officers is
expected to be held at the Company’s 2027 Annual
Meeting of Shareholders. While the Board intends to
consider carefully the results of this vote, the final vote is advisory in nature and is not binding on the Company or
the Board.
The Board recommends that shareholders vote “FOR”
the following resolution:
RESOLVED, that the compensation paid to the
Company’s named executive officers, as disclosed
pursuant to Item 402 of Regulation S-K, including the
“Compensation Discussion and Analysis”,
compensation tables and related narrative
discussion, is hereby APPROVED.
As described in the “Compensation Discussion and
Analysis”, our executive compensation programs are
structured consistent with our longstanding pay-for-
performance philosophy and utilize performance
measures that are intended to align compensation with
the creation of shareholder value and to reinforce a long-
term perspective.
In deciding how to vote on this proposal, the Board
encourages you to read the “Compensation Discussion
and Analysis”, particularly the “2025 Overview”. In making
compensation decisions for the 2025 performance year,
the Compensation Committee considered the Company’s
strong results in 2025 and over time on both an absolute
basis and relative to our peers, as well as the financial
metrics and other factors described in the “Compensation
Discussion and Analysis”.

32	The Travelers Companies, Inc. | 2026 Proxy Statement
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis

2025 Overview

This overview summarizes performance highlights from this year and over time that the Compensation Committee considered when awarding variable compensation to our named executive officers in February 2026 with respect to the
2025 performance year.
Another Year of Very Strong Financial Performance
With respect to this year’s performance, the Compensation Committee considered the Company’s outstanding results and strategic accomplishments. Significantly, these results were driven by the fundamental, underlying strength of our business and strong execution, rather than any unusually favorable conditions or isolated factors, including favorable weather. Specifically, record underlying underwriting income along with net favorable prior year reserve development and strong net investment income, more than offset a record level of catastrophe losses, driven by the California wildfires.

Net Income of $6.3 billion and Net Income per Diluted Share of $27.43	Core Income* of $6.3 billion and Core Income per Diluted Share* of $27.59	Return on Equity of 21.0% and Core Return on Equity* of 19.4%
Book Value per Share
and Adjusted Book
Value per Share*
increased 23% and 14%,
respectively, while we
also returned $4.2 billion
in capital to
shareholders and
continued to make
strategic investments in
our business.

Underwriting
We generated record underwriting income* of $4.3 billion pre-tax. Underlying underwriting income* (which is our underwriting income excluding the impact of catastrophes and net prior year reserve development) increased by more than 23% from a record level in the prior year to an even stronger $5.5 billion after-tax, driven by record net earned premiums and exceptional profitability. Underlying underwriting income is a meaningful measure to assess business performance for the current year because this measure excludes catastrophes, which are unpredictable in nature and can only be managed over time, and prior year loss reserve development, which relates to the re-estimation of reserves recorded in prior years. This year’s level of underlying underwriting income positions us to deliver strong core income and returns even in the face of elevated losses from catastrophes, as we and the industry experienced in 2025.

Operating Leverage
Our very strong 2025 consolidated expense ratio of 28.5% is down 300 basis points, or nearly 10%, since we began our deliberate and successful strategy about a decade ago to improve productivity and efficiency. We focus on operating leverage as a strategic priority not necessarily to benefit the bottom line, but because it gives us the flexibility to let the benefit fall to the bottom line, invest further in our strategic priorities and/or be more competitive on pricing without compromising our return objectives.
Case in point, since 2017, we have more than doubled our investment in strategic technology initiatives while lowering our expense ratio. Over that same period, we increased our routine but necessary (i.e., non-strategic)
technology spending at a significantly slower rate, meaningfully improving the overall strategic mix of our technology spend.

Execution of Our Marketplace Strategy
Net written premiums increased to a record $44.4 billion. Over the past decade, we have grown net written premiums by nearly 80%, or a compound annual growth rate of 6.6%, from $25.0 billion to $44.4 billion. This meaningful growth has been part of a deliberate strategy to profitably improve our growth trajectory. We seek to achieve profitable growth by investing in franchise value — making sure that we offer the products, services and experiences that our customers want to buy, and our distribution partners want to sell.

Investment Performance
Our disciplined strategy and well-constructed portfolio positioned us to deliver robust pre-tax net investment income of $4.0 billion, an increase of 10% from last year. Notably, for the first time, total invested assets surpassed $100 billion during 2025.

Total Shareholder Return (TSR)
Our total return to shareholders for the one-, three- and five-year periods ended December 31, 2025 was approximately 22%, 64% and 129%, respectively, as compared to 18%, 86% and 96% for the S&P 500. These returns placed the Company at the 70th, 50th, and 52nd percentile of our Compensation Comparison Group for the one-, three- and five-year periods ended December 31, 2025, respectively.

*     See “Annex A: Reconciliation of GAAP Measures to Non-GAAP Measures and Selected Definitions” on page A-1.

2026 Proxy Statement | The Travelers Companies, Inc.	33
EXECUTIVE COMPENSATION
2025 Performance-Based Compensation
When making the compensation decisions described below, the Compensation Committee considered the factors discussed above under “2025 Overview” and below under “—Factors Considered in Awarding 2025 Bonuses” and the successful execution over many years of the Company’s long-term strategic plan as discussed under “—Successful
Execution of Our Long-Term Strategy”. In particular, the Compensation Committee considered the Company’s exceptional 2025 performance, including record net written premiums, underwriting income, net and core income, return on equity and cash flow from operations, with each of our three business segments contributing to these exceptional
2025 results. Significantly, these results were driven by the fundamental, underlying strength of our business and strong execution, rather than any unusually favorable conditions or isolated factors, including favorable weather. Specifically, record underlying underwriting income along with net favorable prior year reserve development and strong net investment income, more than offset a record level of catastrophe losses, driven by the California wildfires. The
Compensation Committee also considered the substantial contributions made by the named executive officers in achieving our strong financial and operating results and that the named executive officers individually performed at superior levels. In addition, the Compensation Committee considered relevant compensation information for our
Compensation Comparison Group, each individual executive’s experience and skill set and other relevant factors.
In connection with Mr. Schnitzer’s compensation for the 2025 performance year, the Compensation Committee also considered Mr. Schnitzer’s effective leadership this past year and over the past ten years, and the successful development and execution over the past ten years of the Company’s strategic plan for continued success in light of the forces of change impacting the industry. Over the past ten years, the Company has:
•grown its premium base by nearly 80%, from about $25 billion to more than $44 billion;
•increased its underlying underwriting income by more than 300%, from $1.3 billion to $5.5 billion;
•more than doubled its operating cash flow, from $4.5 billion to more than $10.6 billion;
•increased the size of its investment portfolio by more than 50%, from approximately $70 billion to more than $106 billion; and
•delivered return on equity that has been, on average, more than 1,000 basis points over the 10-year treasury, and, at industry-low volatility.
Based in part on these factors, the Compensation Committee made the compensation decisions described below.

	Element	Chief Executive Officer	Other Named Executive Officers

PERFORMANCE- BASED CASH	Annual Bonus	•Mr. Schnitzer’s annual cash bonus increased from $7 million to $9 million year-over-year.
•The annual cash bonus for Messrs. Frey
and Kess increased by an average of
22% compared to the prior year.
•The annual cash bonus for Messrs. Klein
and Toczydlowski increased by an
average of 24% compared to the prior
year.

PERFORMANCE- BASED EQUITY
	Long- Term Incentives	•Mr. Schnitzer was granted an annual equity award of $18.05 million, an increase from $15.25 million last year.
•Consistent with the prior year, Messrs.
Frey and Kess were granted an annual
equity award set at 3 times base salary.
•Consistent with the prior year, Messrs.
Toczydlowski and Klein were granted an
annual equity award set at 4 times base
salary.

34	The Travelers Companies, Inc. | 2026 Proxy Statement
EXECUTIVE COMPENSATION
Consistently Strong Performance Over Time
Our outstanding results in 2025 build upon our exceptional results over the past decade. These results demonstrate the continued successful execution of our long-term financial strategy to create shareholder value.

STRATEGIC OBJECTIVE	TRAVELERS TEN-YEAR PERFORMANCE
Deliver superior returns on equity by leveraging our competitive advantages
Produced industry-leading return on equity
    with low levels of volatility
Increased dividends per share at an average
    annual rate of more than 6%
Returned approximately $26 billion of excess
    capital to our shareholders
Increased our book value per share by 90% and
    our adjusted book value per share by 110%
Delivered a total return to shareholders of 220%

Generate earnings and capital substantially in excess of our growth needs
Thoughtfully rightsize capital and grow book value per share over time
The Company’s successful execution of this long-term financial strategy is demonstrated by the results we have achieved over time as discussed below, and our total return to shareholders over time, as discussed under “Achieved
Superior Total Return to Shareholders Over Time” on page 38.
Continued Profitability and Quality Underlying Underwriting Results

•Our business starts with risk selection,
underwriting and pricing segmentation.
•Our 2025 underlying underwriting income (or
“underwriting income” excluding the impact of
catastrophes and net prior year reserve
development) increased year-over-year to a
record $5.5 billion after-tax, up 23% from last
year’s then record. To put these results in
context, our underlying underwriting income
increased more than 300% over the past decade.
This level of underlying underwriting income
positions us to deliver strong core income and
returns even in the face of elevated losses from
catastrophes, as we and the industry experienced
in 2025.
•This result reflects the success we have had
executing on our innovation strategy and
demonstrates the quality of our underwriting
and the discipline with which we run our
business.

(1) Excludes the impact of net prior year reserve development and catastrophe losses.
Measuring Results Over Time
The results we deliver are due to our deliberate and consistent approach to creating shareholder value. Our consistently articulated objective is to produce an appropriate return on equity for our shareholders over time. We emphasize that the objective is measured over time because we recognize that a long-term perspective is especially important in the property and casualty insurance industry where a short-term focus could create incentives for management to relax underwriting or investment standards to increase revenue and reported profit in the near term but create excessive risk for shareholders over the longer term. Moreover, results in the property and casualty insurance industry can vary significantly when measured year-to-year due to a variety of factors, including interest rates, reserve developments and weather, and success can only be measured over time and in the context of periods of financial crises, natural and man-made catastrophes, pandemics and other anticipated and unanticipated developments impacting loss trends and through both general economic cycles and more extreme economic conditions. Accordingly, we believe that the right way to manage our business is with a long-term perspective and to create value over time. The Compensation Committee believes that our compensation program should reinforce this long-term perspective, as it has historically.

2026 Proxy Statement | The Travelers Companies, Inc.	35
EXECUTIVE COMPENSATION
Successful Execution of Our Long-Term Strategy
Recognizing that any strategy to deliver leading return on equity over time requires a strategy to grow over time, shortly after Mr. Schnitzer was appointed Chief Executive Officer in 2015, he and the leadership team laid out a strategy to achieve profitable growth in the context of the forces of change they identified as impacting the industry — namely, changing consumer expectations, emerging technology trends, more sophisticated data and analytics and evolving distribution models. Core to this strategy was executing on an ambitious innovation agenda to leverage those forces of change. As those forces of change have evolved since then, we have methodically, iteratively and deliberately evolved this strategy. Our successful execution of this strategy through various economic and market conditions has created a virtuous cycle, one in which the combination of well-conceived and executed strategic initiatives, an effective capital management strategy and a thoughtful investment strategy, contribute to attractive returns and growth in adjusted book value per share.
The charts below illustrate this strategy at work and its compounding, multi-year benefit.

SIGNIFICANT NET WRITTEN PREMIUM GROWTH	IMPROVED UNDERLYING PROFITABILITY(1)(2)

IMPROVED EXPENSE RATIO	HIGHER UNDERLYING UNDERWRITING INCOME (AFTER-TAX)(2)

HIGHER CASH FLOW FROM OPERATIONS	HIGHER INVESTED ASSETS(3)

$44.4B
AVG = 90.3%
91.6%
6.6% CAGR
83.9%
$25.0B
$5.5B
31.5%
+323%
Improved 3.0 pts
28.5%
$1.3B
$106.4B
$10.6B
+136%
+53%
$4.5B
$69.4B
(1)The combined ratio is used as an indicator of the Company’s underwriting discipline, efficiency in acquiring and servicing its business and overall underwriting profitability. A combined ratio under 100% generally indicates an underwriting profit. A combined ratio over 100% generally indicates an underwriting loss.
(2)Excludes the impact of catastrophes and prior year reserve development.
(3)Invested assets excludes net unrealized investment gains (losses). Invested assets includes $3.3 billion of invested assets classified as held for sale as of
December 31, 2025.

36	The Travelers Companies, Inc. | 2026 Proxy Statement
EXECUTIVE COMPENSATION
Achieved a Superior Return on Equity
Our return on equity has meaningfully outperformed the average return on equity for the property and casualty industry in each of the past ten years.

•Our 2025 return on equity of 21.0% substantially
exceeded the average return on equity for the
domestic property and casualty industry in 2025 of
approximately 11.7%, as estimated by Conning,
Inc., a global investment management firm. For
2025, our return on equity comfortably covered our
cost of equity and exceeded the average 10-year
treasury by approximately 1,700 basis points.
•Our average return on equity over the past decade
of 13.1% exceeded the average return on equity for
the domestic property and casualty industry of 8.0%
and the average return on equity for the property
and casualty companies in our Compensation
Comparison Group of 12.7%. We have posted a
double-digit return on equity in every year over the
last decade, except for 2017, a difficult catastrophe
year for the industry (with three hurricanes and
wildfires in California), in which we posted a 9%
return on equity. In every one of those years we
comfortably covered our cost of equity. In addition,
over the past decade, our average return on equity
has exceeded the average 10-year treasury by an
average of 1,000 basis points.
•Our average return on equity over the past decade
has been accompanied by significantly less
volatility as compared to the average volatility for
the property and casualty insurers who are
members of our Compensation Comparison Group.
We believe that our performance over time
demonstrates the value of our competitive
advantages and the discipline with which we run
our business.

(1)
(1)

(1)  2025 Forecast: © 2026 Conning, Inc., as published in Conning’s Property-
Casualty Forecast & Analysis by Line of Insurance, 2025 Q4 edition. Used with permission. Historical data: © 2026 S&P Global Market Intelligence
LLC. Used with permission.

2026 Proxy Statement | The Travelers Companies, Inc.	37
EXECUTIVE COMPENSATION
Increased Book Value Per Share and Returned Significant Excess Capital to Our Shareholders
Over the last ten years, we meaningfully grew both book value per share and adjusted book value per share (which excludes the after-tax impact of unrealized gains and losses on investments) while at the same time continuing to invest meaningfully in our competitive advantages and returning substantial excess capital to shareholders.

•During 2025, our book value per share and
adjusted book value per share increased by
23% and 14%, respectively, while, at the same
time, we continued to make strategic investments in
our business and to return a significant amount of
excess capital to our shareholders through
dividends and share repurchases.
•Over the past decade, the compound annual
growth rate of our book value per share was
approximately 7% and the compound annual
growth rate of our adjusted book value per
share was 8%.

GROWING ADJUSTED BOOK VALUE PER SHARE[(1)]

$80.44
$83.36
$87.27
$92.76
$99.54
$109.76
$114.00
$122.90
$139.04
$158.01
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

8% CAGR

(1) Excludes net unrealized investment gains (losses), net of tax, included in shareholders' equity.

•During 2025, we returned $4.2 billion in capital to
shareholders through share repurchases of $3.2
billion and dividends of $1.0 billion.
•Over the past decade, we have returned
approximately $26 billion of excess capital to our
shareholders, including through more than
$17 billion of share repurchases. Just by virtue of
our share repurchase program, for a shareholder
who purchased Travelers stock a decade ago their
percentage ownership has increased by
approximately 36%.
•Over the past decade, we have increased our
dividend each year and increased dividends per
share at an average annual rate of more than
6%.

GROWING DIVIDENDS PER SHARE

$2.62
$2.83
$3.03
$3.23
$3.37
$3.49
$3.67
$3.93
$4.15
$4.35
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

6% CAGR

38	The Travelers Companies, Inc. | 2026 Proxy Statement
EXECUTIVE COMPENSATION
Achieved Superior Total Return to Shareholders Over Time
Strong financial results have led to outstanding total returns to shareholders over time (measured as the change in stock price plus the cumulative amount of dividends, assuming dividend reinvestment on the respective dividend payment dates). When making compensation decisions for the 2025 performance year, the Compensation Committee considered that our total return to shareholders, including share appreciation and dividends, was approximately 22%,
64% and 129% for the one, three and five years ended December 31, 2025, respectively, as compared to 15%, 64%
and 123% for the Compensation Comparison Group, respectively. These returns placed the Company at the 70th, 50th, and 52nd percentile of our Compensation Comparison Group for the one-, three- and five-year periods ended
December 31, 2025, respectively.
The Compensation Committee also considered the graph below which compares our total return to shareholders since the 2008 financial crisis to our Compensation Comparison group, the Dow 30, the S&P 500 and the S&P 500 Financials.
For the period beginning January 1, 2008 (prior to the 2008 financial crisis) and ending December 31, 2025, our total shareholder return of 726% exceeded that of our Compensation Comparison Group, the Dow 30, the S&P 500 and the
S&P 500 Financials.

(1)  Represents the change in stock price plus the cumulative amount of dividends, assuming dividend reinvestment. For each year on the chart, total return is calculated with January 1, 2008 as the starting point and December 31 of the relevant year as the ending point. © Bloomberg Finance L.P. Used with permission of Bloomberg.

As we discussed above, under “Measuring Results Over Time”, a long-term perspective is especially important in the property and casualty insurance industry where a short-term focus could create incentives for management to relax underwriting or investment standards to increase revenue and reported profit in the near term but create excessive risk for shareholders over the longer term. Consequently, in assessing total shareholder return, the Compensation
Committee generally gives greater weight to performance over a longer period of time.

2026 Proxy Statement | The Travelers Companies, Inc.	39
EXECUTIVE COMPENSATION

Pay-for-Performance Philosophy

Our compensation program, the objectives and structure of which have been stable over time and aligned with our articulated financial strategy, is designed to reinforce a long-term perspective and align the interests of our executives with those of our shareholders. We measure our success in executing on our financial strategy over time. As noted
above, this long-term perspective is especially important in the property and casualty insurance industry where a short-
term focus could create incentives for management to relax underwriting or investment standards to increase revenue and reported profit in the near term but create excessive risk for shareholders over the longer term. Moreover, results in the property and casualty insurance industry can vary significantly when measured year-to-year due to a variety of factors, and success can only be measured over time and in the context of periods of financial crises, natural and man-
made catastrophes, pandemics and other anticipated and unanticipated developments impacting loss trends and through both general economic cycles and more extreme economic conditions. Accordingly, we believe that the right way to manage our business is with a long-term perspective and to create value over time.

Consistent with our longstanding pay-for-performance philosophy, the Compensation Committee believes that:
In addition, to a greater extent than
many of the companies included in
our Compensation Comparison
Group, due to the absence of time-
based restricted stock in our
ongoing program, the ultimate
value of our named executive
officer compensation is
performance-based and is tied to
operating results and increases in
shareholder value over time.

When we generally exceed our performance goals and the
named executive officers individually perform at superior
levels in achieving that performance, total compensation
for our executive officers should be set at superior levels
compared to the compensation levels for equivalent
positions in our Compensation Comparison Group.

When we do not generally exceed our performance goals
or the named executive officers individually do not perform
at superior levels, total compensation for these executives
should be set at lower levels.

40	The Travelers Companies, Inc. | 2026 Proxy Statement
EXECUTIVE COMPENSATION
While the objectives and structure of our compensation program have been stable over time, compensation levels vary from year-to-year and correlate with our results. The following chart illustrates the directional relationship between total direct compensation (consisting of paid salary, cash bonus and the grant date value of long-term incentives as reflected in the Supplemental Table on page 62) for the Chief Executive Officer and the Company’s performance, as reflected by core return on equity (“ROE”)). As explained under “—Objectives of Our Executive Compensation Program” below, the
Compensation Committee believes that the effective management of catastrophes can only be evaluated over a longer period of time and that compensation levels should encourage a long-term perspective. The Compensation Committee takes into account the level of catastrophe losses — both over the longer-term and short-term — when determining the overall size of annual cash bonuses and long-term equity awards but believes that compensation levels should reflect but not be as volatile from year-to-year as changes in financial results due to catastrophe losses. This approach ensures that executives are appropriately accountable for managing the Company’s catastrophe losses, but are not unduly rewarded, or disadvantaged, based on the level of catastrophe losses in a given year.
CEO TOTAL DIRECT COMPENSATION AND CORE ROE

CEO Comp ($M)	$15.20	$13.90	$15.20	$17.75	$19.00	$20.70	$22.35	$21.45	$23.70	$28.50
Core ROE	13.3%	9.0%	10.7%	10.9%	11.3%	13.7%	11.3%	11.5%	17.2%	19.4%
ROE	12.5%	8.7%	11.0%	10.5%	10.0%	12.7%	12.2%	13.6%	19.2%	21.0%
Differences between total direct compensation for each performance year in the chart above and information included in the
“Summary Compensation Table” are discussed in “—Total Direct Compensation for 2023-2025 (Supplemental Table)” and “—
The Differences Between This Supplemental Table and the Summary Compensation Table” on page 62.

2026 Proxy Statement | The Travelers Companies, Inc.	41
EXECUTIVE COMPENSATION

Objectives of Our Executive Compensation Program

With our overarching pay-for-performance philosophy in mind, the Compensation Committee has approved the following five primary objectives of our executive compensation program.

Objective

Link compensation to the achievement of our short- and long-term financial and strategic objectives
The Compensation Committee believes that a properly structured compensation system should measure and reward performance on multiple bases. To ensure an appropriate degree of balance in the program, the compensation system is designed to measure short- and long-term financial and operating performance, the efficiency with which capital is employed in the business, the effective management of risk, the achievement of strategic initiatives and the individual performance of each executive.
The Compensation Committee further believes that the most senior executives, who are responsible for the development and execution of our strategic and financial plans, should have the largest portion of their compensation tied to performance-
based incentives, including stock-based compensation, the ultimate value of which is dependent on the performance of our stock price over time and on our three-year core return on equity. Accordingly, the proportion of total compensation that is performance-based increases with successively higher levels of responsibility. In addition, in evaluating the Company’s overall performance, the Compensation
Committee considers that our business is subject to year-to-year volatility outside of management’s control, including natural and man-made catastrophic events. The
Compensation Committee believes that, because the impact of catastrophes in any given year can produce significant volatility, the effective management of catastrophes can only be evaluated over a longer period of time. As a result, although the Compensation Committee believes that the impact of catastrophes on the Company’s financial results should be reflected in its executive compensation decisions, the Compensation Committee does not believe it is appropriate for compensation levels to be subject to as much volatility year-to-year as may be caused by actual catastrophes.

Provide competitive compensation opportunities to attract, retain and motivate high- performing executive talent
Our overall compensation levels are designed to attract and retain the best executives in light of the competition for executive talent. We recognize that to continue to produce industry-leading results over time, we need to continuously cultivate that talent. We do so with competitive compensation programs that are designed to attract, motivate and retain our best people, development programs that foster personal and professional growth, and a focus on diversity and inclusion as a business imperative.
In addition, the Compensation Committee believes that, when we generally exceed our performance goals and the named executive officers individually perform at superior levels in achieving that performance, total compensation for these executive officers should be set at superior levels compared to the compensation levels for equivalent positions in our Compensation Comparison Group. When we do not generally exceed our performance goals or the named executive officers individually do not perform at superior levels, total compensation for these executives should be set at lower levels.
The Compensation Committee may also consider other relevant facts and circumstances in awarding compensation in order to attract, retain and motivate high-performing talent.

42	The Travelers Companies, Inc. | 2026 Proxy Statement
EXECUTIVE COMPENSATION

Objective

Align the interests of
management and
shareholders by paying a
substantial portion of
total compensation in
stock-based incentives
and ensuring that
executives accumulate
meaningful stock
ownership stakes over
their tenure

The Compensation Committee believes that the interests of executives and shareholders should be aligned. Accordingly, a significant portion of the total compensation for the named executive officers is in the form of stock-based compensation. The components of the annual stock-based compensation granted to the named executive officers in 2026 and in prior year were stock options and performance shares. Stock options provide value only if our stock appreciates, and performance shares vest only if a specified performance threshold is met. In addition, as discussed below, senior executives are expected to achieve specified stock ownership targets. Both the portion of total compensation attributable to stock-based programs and the expected level of executive stock ownership increase with successively higher levels of responsibility.

Maximize, to the extent equitable and practicable, the financial efficiency of the overall compensation program
As part of the process of approving the initial design of incentive plans, or any subsequent modifications made to such plans, and determining awards under the plans, the Compensation Committee evaluates the aggregate economic costs and dilutive impact to shareholders of such compensation, the expected tax and accounting treatment and the impact on our financial results. The Compensation Committee attempts to balance the various financial implications of each program to ensure that the system is as efficient as possible and that unnecessary costs are avoided.

Reflect established and evolving corporate governance standards
The Compensation Committee, with the assistance of our Human Resources
Department and the Compensation Committee’s independent compensation consultant, stays abreast of current and developing corporate governance standards and trends with respect to executive compensation and adjusts the various elements of our executive compensation program, from time to time, as it deems appropriate.

As a result of this process, the Compensation Committee has adopted the following practices, among others:

What We DO	What We DON’T Do

Provide for a cap on the maximum cash bonus
opportunity for all of our named executive officers
Maintain a robust share ownership requirement
Maintain clawback policies giving us the ability to
recover incentive awards from our executive officers
Prohibit hedging transactions as specified in our
securities trading policy
Prohibit pledging shares without the consent of the
Company (no pledges have been made)
Engage in extensive outreach and maintain a regular
dialogue with shareholders relating to the Company’s
governance, compensation and sustainability
practices
Engage an independent consultant that works directly
for the Compensation Committee and does not work
for management

  No excise tax “gross-up” payments in the event of a
change in control
  No tax “gross-up” payments on perquisites for named
executive officers
  No repricing of stock options and no buy-out of
underwater options
  No excessive or unusual perquisites
  No dividends or dividend equivalents paid on
unvested performance shares
  No above-market returns provided for in deferred
compensation plans
  No guaranteed equity awards or bonuses for named
executive officers

For a description of the duties of the Compensation Committee and its use of an independent compensation consultant, see “Governance of Your Company—Committees of the Board and Meetings—Compensation Committee” on page 13.

2026 Proxy Statement | The Travelers Companies, Inc.	43
EXECUTIVE COMPENSATION

Compensation Elements and Decisions

With our pay-for-performance philosophy and compensation objectives discussed above as our guiding principles, we deliver annual executive compensation through the following elements:
2025 Compensation Mix(1)
CEO

5% Base Salary	32% Annual Cash Bonus	38% Performance Shares	25% Stock Options

Performance-Based Pay 95%
OTHER NEO AVERAGE

11% Base Salary	49% Annual Cash Bonus	24% Performance Shares	16% Stock Options

Performance-Based Pay 89%
(1)Pay mix of total direct compensation for the 2025 performance year as reported in the Supplemental Table on page 62.

CASH-BASED COMPENSATION	STOCK-BASED COMPENSATION

The Compensation Committee has determined that it is
appropriate for the allocation of compensation between
performance-based annual cash bonus and stock-based
long-term incentives to be somewhat more heavily
weighted towards cash bonus as compared to our
Compensation Comparison Group. The Compensation
Committee believes that this allocation is appropriate in
light of the fact that a higher percentage of the named
executive officers’ total compensation (and total direct
compensation) is performance-based as compared to
the peer average and peer median of the Compensation
Comparison Group. In particular, unlike a number of
other companies in our Compensation Comparison
Group that grant time-vesting restricted stock, annual
equity awards made to the named executive officers are
typically all performance-based.

Annual awards of stock-based compensation
are typically in the form of performance
shares and stock options. Because our
performance shares only vest if specified
performance thresholds are met, and
because stock options provide value only if
our stock price appreciates, the
Compensation Committee believes that such
compensation is all performance-based; that
is, the compensation awarded annually to our
Chief Executive Officer and other named
executive officers generally does not include
awards that are earned solely due to the
passage of time without regard to
performance.

44	The Travelers Companies, Inc. | 2026 Proxy Statement
EXECUTIVE COMPENSATION
The following chart illustrates the mix of performance-based compensation to non-performance-based compensation of our Chief Executive Officer, compared to the chief executive officers of our Compensation Comparison Group.
Travelers CEO Pay Mix(1) and Peer Average CEO Pay Mix(2)
TRAVELERS CEO

5% Base Salary	32% Annual Cash Bonus	38% Performance Shares	25% Stock Options

Performance-Based Pay 95%
PEER CEO AVERAGE

6% Base Salary	11% Restricted Stock	27% Bonus	46% Performance Shares/units	10% Stock Options

Performance-Based Pay 83%
(1)Pay mix of total direct compensation for the 2025 performance year as reported in the Supplemental Table on page 62.
(2)Peer Average CEO Pay Mix reflects the pay mix of total direct compensation for our Compensation Comparison Group for their 2024 performance year (the most recent year for which data was publicly available) and was calculated by the Compensation Committee’s independent compensation consultant. As part of that calculation, the independent compensation consultant annualized special non-
recurring long-term incentive grants (for example, new hire, retention and promotion awards) to reflect an estimate of “per year” value when appropriate.
We also provide benefits and modest perquisites. In addition, from time to time, the Compensation Committee may make special cash or equity awards to one or more of our named executive officers. No special cash or equity awards were made to our named executive officers for the 2025 performance year.
Base Salary

METRICS
The Compensation Committee’s philosophy is to generally set base salary for executive officers at a level that is intended to be on average at or near the 50th percentile for equivalent positions in our Compensation Comparison Group.
Individual salaries may range above or below the median based on a variety of factors, including the potential impact of the executive’s role at the Company, the terms of the executive’s employment agreement, if any, the tenure and experience the executive brings to the position and the performance and potential of the executive in his or her role. Because salaries for executive officers are typically changed infrequently, at the time the Compensation
Committee increases the salaries of executives, such salaries on average may initially, and for a period of time following such increases, be higher than the 50th percentile of our Compensation Comparison Group on the basis that over time the average is expected to be at, or near, approximately the 50th percentile.
Base salaries are reviewed annually, and adjustments are made from time to time as the Compensation Committee deems appropriate to recognize performance, changes in duties and/or changes in the competitive marketplace.

Link To Strategy
The Compensation
Committee’s base salary
positioning supports the
attraction and retention of
high-quality talent, ensures
an affordable overall cost
structure and mitigates
excessive risk taking.

2026 Proxy Statement | The Travelers Companies, Inc.	45
EXECUTIVE COMPENSATION
Base Salaries
At its February 2026 meeting, the Compensation
Committee increased Mr.  Schnitzer’s base salary by
$50,000, his first increase in 36 months. After the
February 2026 meeting, the base salary for Mr. Schnitzer
approximates the median dollar amount of our
Compensation Comparison Group, based on the most
recently available data as provided by the Compensation
Committee’s independent compensation consultant.
No changes were made to the base salaries of the other
named executive officers at the Compensation
Committee’s February 2026 meeting.
At its February 2025 meeting, the Compensation
Committee increased the base salaries for each of the
other named executive officers by $50,000. The current
base salaries for the named executive officers are on
average at approximately the median dollar amount of
our Compensation Comparison Group, based on the
most recently available data as provided by the
Compensation Committee’s independent compensation
consultant.
Because salaries for executive officers are typically
changed infrequently, at the time the Compensation
Committee increases the salaries of executives who have
not received an increase in several years, such salaries
on average may initially, and for a period of time following such increases, be higher than the 50th percentile of our
Compensation Comparison Group indicated by the most
recently available data on the basis that over time the
average is expected to be at, or near, approximately the
50th percentile.
Annual Cash Bonus
The named executive officers are eligible to earn performance-based annual cash bonuses. The annual bonuses are based on the performance of the Company as a whole, taking into consideration performance against predetermined metrics as approved by the Board at the beginning of the year, as well as the individual performance of each executive.
The annual cash bonuses are designed to further our goals described under “—Objectives of Our Executive
Compensation Program”, including motivating and promoting the achievement of our short- and long-term financial and strategic objectives.

46	The Travelers Companies, Inc. | 2026 Proxy Statement
EXECUTIVE COMPENSATION

METRICS
The Compensation Committee evaluates a broad range of financial and non-financial metrics in awarding performance-
based incentives each year.
The Compensation Committee believes that a formulaic approach to the determination of performance-based compensation could result in unintended consequences and is not an appropriate substitute for the Compensation
Committee’s informed and thorough deliberation and the application of its reasoned business judgment. The
Compensation Committee believes that there is no substitute for understanding the Company’s results and how those results were achieved. The application of a formulaic approach could be particularly damaging in the property and casualty industry, where prudent risk management and long-term thinking are critically important, and where the impact of executive decisions are only evident over longer periods of time. The Compensation Committee believes that its current approach allows it to appropriately assess the quality of performance results and ensures that executives are not unduly rewarded, or disadvantaged, based purely on the application of a mechanical formula.
CORE RETURN ON EQUITY
Core return on equity is a principal factor in the Compensation Committee’s evaluation of the Company’s performance.
The Compensation Committee believes that core return on equity should not be viewed as a single metric. Rather, by being a function of both core income and shareholders’ equity (excluding unrealized gains and losses on investments), core return on equity is a function of both the Company’s income statement which reflects the Company’s top- and bottom-line performance for the periods presented, and balance sheet, which reflects the Company’s financial position at a point in time and includes the Company’s cumulative performance over time and the execution of its business and capital management strategies.
When evaluating core return on equity, the Compensation Committee considers:
•the Company’s cost of equity;
•recent and historical trends with respect to interest rates;
•recent and historical trends with respect to core return on equity for the Company;
•recent and historical trends with respect to return on equity for the domestic property and casualty insurance industry, including the industry peers included in the Compensation Comparison Group; and
•the significantly lower level of volatility with respect to the Company’s return on equity relative to the average volatility of the industry peers included in the Compensation Comparison Group.
ADDITIONAL METRICS
The Compensation Committee also evaluates the Company’s performance with respect to a wide range of other financial metrics included in the financial plan approved by the Board prior to the beginning of the year, including:
•Core income and core income per diluted share, and the metrics that contribute to those results, such as:
•earned premiums;
•investment income;
•insurance losses; and
•expense and capital management.
In light of the Company’s objective to create shareholder value by generating significant earnings and taking a balanced approach to capital management, the Compensation Committee also reviews per share growth in book value and adjusted book value over time. However, because (1) book value can be volatile due to, among other things, the impact of changing interest rates on the fair value of the Company’s fixed-income investment portfolio, and (2) the Company’s capital management strategy also emphasizes returning excess capital to shareholders, the Compensation Committee does not set a specific target for per share growth in book value or adjusted book value.
In evaluating performance against the metrics, however, the Compensation Committee does not use a formula or pre-
determined weighting, and no one metric is individually material other than core return on equity and core income.

Link To Strategy
Senior executives, as well as other employees with management responsibility, are encouraged to focus on multiple performance objectives that are important for creating shareholder value, including the quality and profitability of our underwriting and investment decisions, the pricing of our policies, the effectiveness of our claims management and the efficacy of our capital and risk management. In addition, senior executives are encouraged to focus on executing the Company’s ambitious innovation agenda to position the Company for continued success.

2026 Proxy Statement | The Travelers Companies, Inc.	47
EXECUTIVE COMPENSATION
Factors Considered in Awarding 2025 Bonuses
In determining the actual annual bonuses awarded, the
Compensation Committee considered a number of
factors, including:
We delivered outstanding results, including record core
income, underlying underwriting income, net income
per diluted share, cash flow from operations, net written
premiums and core return on equity. For the full year,
core income increased 26% to $6.3 billion and
underlying underwriting income increased more than
23% from last year’s then record level to $5.5 billion;
We generated record net written premiums of $44.4
billion through the successful execution of our
marketplace strategies;
We delivered a very strong consolidated expense ratio
of 28.5%, due to our deliberate strategy to optimize
operating leverage;
Our continued successful execution of our long-term
strategy to “transform” Travelers into the insurance
company of the future through our ambitious innovation
agenda.  Our technology investments and effective
workflow enhancements have enabled us to do more
with less. Our improved productivity and efficiency have
allowed us to meaningfully increase the amount we
spend on technology and direct significantly more of
our technology dollars to strategic technology
initiatives, including industry-leading artificial
intelligence capabilities, while carefully managing
growth in routine but necessary technology
expenditures;
The successful execution of the Company’s long-term
strategic plan for continued success in light of the
forces of change the Company has identified as
impacting the industry, as described under “—
Successful Execution of our Long-Term Strategy”;
The consolidated, business segment and/or investment
results relative to the various financial measures set
forth in our 2025 business plan that was established
and approved by the Board at the end of 2024;
Our success in leveraging  thought leadership to
advance the Company’s broader strategic priorities and
long-term goals, including through our engagement
within our industry and communities;
Our successful execution of our comprehensive human
capital management strategies;
Our performance relative to the companies in our
Compensation Comparison Group and other
companies in the property and casualty insurance
industry, with a particular emphasis on core return on
equity;
Compensation market practices as reflected by the
Compensation Comparison Group in the most recent
publicly available data;
The performance of the executive;
The tenure and compensation history of the executive;
and
The demonstration of leadership and teamwork and a
commitment to a culture of collaboration.
In connection with Mr. Schnitzer’s compensation for the
2025 performance year, the Compensation Committee
also considered Mr. Schnitzer’s effective leadership this
past year and over the past ten years, and the successful
development and execution over the past ten years of the
Company’s strategic plan for continued success in light of
the forces of change impacting the industry. Over the past
ten years, the Company has:
grown its premium base by nearly 80%, from about $25
billion to more than $44 billion;
increased its underlying underwriting income by more
than 300%, from $1.3 billion to $5.5 billion;
more than doubled its operating cash flow, from $4.5
billion to more than $10.6 billion;
increased the size of its investment portfolio by more
than 50%, from approximately $70 billion to more than
$106 billion; and
delivered return on equity that has been, on average,
more than 1,000 basis points over the 10-year treasury,
and at industry-low volatility.
The Compensation Committee also considered Mr.
Schnitzer’s continued leadership role in the property and
casualty insurance industry and the broader corporate
community, including his service as the Chair of the
Corporate Governance Committee of the Business
Roundtable (BRT).
The Compensation Committee generally weighs financial
performance measures, particularly core return on equity
and core income, and comparable compensation
information more heavily than other factors. In particular,
when assessing results, the Compensation Committee
considers the Company’s overall financial performance
relative to prior years’ performance, the financial plan, the performance of industry peers and, in the case of core
return on equity, the Company’s cost of equity and the
risk-free rate.
The achievement of, or inability to achieve, any particular
financial or operational measure in a given year neither
guarantees, nor precludes, the payment of an award, but
is considered by the Compensation Committee as one of
several factors among the other factors noted above and
any additional information available to it at the time,
including market conditions in general. The
Compensation Committee does not use a formula or
assign any particular relative weighting to any
performance measure.
As discussed under “— Annual Cash Bonus — Metrics”
on page 46, the Compensation Committee believes that a

48	The Travelers Companies, Inc. | 2026 Proxy Statement
EXECUTIVE COMPENSATION
formulaic approach to compensation is not appropriate in
the property and casualty insurance industry and is not
an appropriate substitute for the Compensation
Committee’s informed and thorough deliberation and the
application of its reasoned business judgment as it would
not allow the Compensation Committee to assess the
quality of the performance results and could result in
negative unintended consequences. For example, a
formulaic bonus plan tied to revenue growth (a common
metric used in formulaic bonus plans) could create an
incentive for management to relax underwriting or
investment standards to increase revenue and reported
profit on a short-term basis, thereby driving higher short-
term bonuses, but creating excessive risk for
shareholders over the longer term. This is of particular
concern in the property and casualty insurance industry
due to the fact that the “cost of goods sold” (that is, the
amount of insured losses) is not known at the time of sale
and develops over time — in some cases over many
years. Based in part on investor feedback, the
Compensation Committee has implemented a maximum
cash bonus opportunity for our Chief Executive Officer of
$10 million and a maximum cash bonus opportunity for
the other named executive officers of five times their base
salaries.
2025 Financial Metrics,
Including Core Return on Equity Target
In evaluating the foregoing factors, the Compensation
Committee reviewed management’s progress in meeting
a broad range of financial and operational metrics
included in the 2025 financial plan approved by the Board
in December 2024. As discussed above, of the various
financial metrics evaluated by the Compensation
Committee, the Compensation Committee considered
core return on equity to be the most important metric in its evaluation of the Company’s annual performance, and it
reviewed other metrics in light of their contribution to the
Company’s core return on equity goals.
Core Return on Equity Target
In February 2025, the Compensation Committee
established specific targets for both: (1) core return on
equity and (2) adjusted core return on equity, which
excludes catastrophes and prior year reserve
development, if any, related to asbestos and
environmental coverages. In particular, the 2025 financial
plan targeted: (1) a core return on equity of 15.0% and (2)
an adjusted core return on equity of 22.0%.
One of management’s important responsibilities is to
produce an appropriate return on equity for our
shareholders and to develop and execute financial and
operational plans consistent with our financial goal of
achieving a superior core return on equity over time. We
emphasize that the objective is measured over time
because we recognize that interest rates, reserve
development and weather, among other factors, impact
our results from year to year, and that there are years —
or longer periods — and environments in which a mid-
teens return is not attainable and other years in which we
expect we will achieve or exceed a mid-teens return. In
all environments, the Company aspires to generate a
core return on equity that is industry leading.
When setting the target for core return on equity, the
Compensation Committee considers management’s plan
for catastrophes, which reflects recent trends. Further, in
evaluating the appropriateness of the target set for core
return on equity, the Compensation Committee considers
our return on equity relative to the Compensation
Comparison Group, the U.S. property and casualty
insurance industry generally and our estimated cost of
equity. This relationship to industry returns, over time, is described in the chart on page 36. Based on these
factors, when the Board approved our 2025 financial
plan, both management and the Board believed the plan
to be reasonably difficult to achieve.
Notably, the Company’s financial plan — and thus its
targets — did not budget for any prior year reserve
development, positive or negative. As required by GAAP,
the Company’s actuarial estimates of loss reserves as
included in the Company’s balance sheet always reflect
management’s best estimates of ultimate loss as of the
relevant date. As a result, when developing financial
plans, the Company does not budget for, or target, prior
year reserve development. Adjusted core return on equity
excludes prior year reserve development related to
asbestos and environmental coverages because, to a
significant degree, those items relate to policies that were written decades ago and, particularly in the case of
asbestos, arise to a significant extent as a result of court decisions and other trends that have attempted to expand
insurance coverage far beyond what we believe to be the
intent of the original parties. Accordingly, their financial impact is largely beyond the control of current
management.

2026 Proxy Statement | The Travelers Companies, Inc.	49
EXECUTIVE COMPENSATION

FACTORS CONSIDERED BY THE COMPENSATION COMMITTEE WHEN ESTABLISHING TARGETS FOR 2025
For the reasons discussed above, the targets for 2025 for each of core return on equity and adjusted core return on equity did not include any prior year reserve development, either positive or negative. For 2024, core return on equity and adjusted core return on equity included 190 basis points and 260 basis points of positive prior year reserve development, respectively.

For 2025, our core return on equity and adjusted core return on equity compared to our targets were as follows:

CORE RETURN ON EQUITY	ADJUSTED CORE RETURN ON EQUITY(2)

(1)
(1)
(1)For the reasons discussed above, the 2025 targets for core return on equity and adjusted core return on equity did not include any prior year reserve development, either positive or negative. For 2024, core return on equity and adjusted core return on equity included 190 basis points and 260 basis points of positive prior year reserve development, respectively.
(2)Excludes catastrophes and prior year reserve development related to asbestos and environmental coverages.
Other Financial Metrics
In determining annual cash bonuses to be paid to the
named executive officers, the Compensation Committee
evaluates the Company’s performance with respect to not
only core return on equity, but also a broad range of other
financial metrics, including, among other things, core
income and core income per diluted share (and other
metrics that contribute to core income and core income
per diluted share, such as written and earned premiums,
investment income and expense management),  book
value per share and adjusted book value per share. In
2025, none of these other financial metrics were
individually material to 2025 compensation decisions. The
relevant targets for these financial metrics were included
in the 2025 financial plan approved by the Board at the
end of 2024.
Core income, core income per diluted share and
adjusted core income, which excludes prior year reserve
development related to asbestos and environmental
(“A&E”) and catastrophes, each increased year-over-year
and exceeded the respective goal in the Company’s
financial plan.  The following charts show actual 2025
core income, core income per diluted share and adjusted
core income, which excludes A&E and catastrophes,
compared to the 2024 results and the corresponding
metrics contained in the Company’s 2025 financial plan.

50	The Travelers Companies, Inc. | 2026 Proxy Statement
EXECUTIVE COMPENSATION

FACTORS CONSIDERED BY THE COMPENSATION COMMITTEE WHEN ESTABLISHING TARGETS FOR 2025
For the reasons discussed above, the targets for 2025 for each of core income, core income per diluted share and adjusted core income did not include any prior year reserve development, either positive or negative. For
2024, core income, core income per diluted share and adjusted core income included $559 million, $2.40 and
$812 million of positive prior year reserve development, respectively.

CORE INCOME	CORE INCOME PER DILUTED SHARE	ADJUSTED CORE INCOME(2)
in billions		in billions
(1)
(1)
(1)
(1)For the reasons discussed above, the 2025 target for each of core income, core income per diluted share and adjusted core income did not include any prior year reserve development, either positive or negative. For 2024, core income, core income per diluted share and adjusted core income included $559 million,
$2.40 and $812 million of positive prior year reserve development, respectively.
(2)Excludes catastrophes and prior year reserve development related to asbestos and environmental coverages.
Amount of 2025 Annual Cash Bonuses
At its February 2026 meeting, the Compensation Committee considered the factors described above and the successful execution over many years of the Company’s long-term strategic plan as discussed above under “—Successful
Execution of Our Long-Term Strategy”. In particular, the Compensation Committee considered the Company’s exceptional 2025 performance, including record net written premiums, underwriting income, net and core income, return on equity and cash flow from operations, with each of our three business segments contributing to these exceptional results. Significantly, these results were driven by the fundamental, underlying strength of the Company’s business and strong execution, rather than any unusually favorable conditions or isolated factors, including favorable weather.
Specifically, record underlying underwriting income along with net favorable prior year reserve development and strong net investment income, more than offset a record level of catastrophe losses, driven by the California wildfires. The
Compensation Committee also considered the substantial contributions made by the named executive officers in achieving these strong financial and operating results and that our named executive officers individually performed at superior levels. In addition, the Compensation Committee considered relevant compensation information for our
Compensation Comparison Group, each individual executive’s experience and skill set and other relevant factors.

2026 Proxy Statement | The Travelers Companies, Inc.	51
EXECUTIVE COMPENSATION
In connection with Mr. Schnitzer’s compensation for the 2025 performance year, the Compensation Committee also considered Mr. Schnitzer’s effective leadership this past year and over the past ten years, and the successful development and execution over the past ten years of the Company’s strategic plan for continued success in light of the forces of change impacting the industry. Over the past ten years, the Company has:
•grown its premium base by nearly 80%, from about $25 billion to more than $44 billion;
•increased its underlying underwriting income by more than 300%, from $1.3 billion to $5.5 billion;
•more than doubled its operating cash flow, from $4.5 billion to more than $10.6 billion;
•increased the size of its investment portfolio by more than 50%, from approximately $70 billion to more than $106 billion; and
•delivered return on equity that has been, on average, more than 1,000 basis points over the 10-year treasury, and at industry-low volatility.
Based in part on these factors, the Compensation Committee made the compensation decisions described below.

	Annual cash bonus	Change in annual cash bonus compared to 2024
Mr. Schnitzer	$ 9.0 million	Increased by 29%.
Mr. Frey	$ 3.3 million	Increased by 22%.
Mr. Kess	$ 4.3 million
Mr. Toczydlowski	$ 4.2 million	Increased by 24%.
Mr. Klein	$ 3.6 million

52	The Travelers Companies, Inc. | 2026 Proxy Statement
EXECUTIVE COMPENSATION
Long-Term Stock Incentives
The Compensation Committee believes that the interests of executives and shareholders should be closely aligned.
Accordingly, a significant portion of the total compensation for the named executive officers is in the form of stock-based long-term incentive awards.

METRICS
In determining the size of the total long-term incentive
opportunity, the Compensation Committee considers a
number of factors, including the factors applied with
regard to the determination of the annual cash bonus
award. Once the performance share award has been
granted, the number of shares that a named executive
officer will receive upon vesting, if any, depends on the
Company’s attainment of specific targets. These targets,
which are described on page 55, are specified at the time
the awards are granted and, unlike the practice of most
companies, disclosed in advance to shareholders to
enable a full evaluation of the rigor of our performance
goals and how the performance schedule compares to
our cost of equity. In addition, starting with the grants of performance shares made in 2025, the vesting of
performance shares are subject to a relative total
shareholder return modifier that can cause actual vesting
to be 20 percentage points higher or lower, subject to an
overall maximum payout of 200 percent.
The value provided by the stock options is determined
solely on the appreciation of the stock price subsequent to
the grant of the award.

Link To Strategy
Long-term stock-based incentives ensure
that our executive officers have a continuing
stake in our long-term success and manage
the business with a long-term, risk-adjusted
perspective. In addition, senior executives
are encouraged to focus on executing the
Company’s ambitious innovation agenda to
position the Company for continued
success.

Guidelines for the Allocation of Annual Equity Grants
The Compensation Committee, with advice from its independent compensation consultant, has developed guidelines for the allocation of annual grants of equity compensation between performance shares and stock options. Under the guidelines, the mix of long-term incentives for the named executive officers, based on the grant date value of the awards, is approximately:

These allocations are intended to result in a mix of
annual long-term incentives that is sufficiently
performance-based and will result in:
•a large component of total compensation being
tied to the achievement of specific, multi-year
operating performance objectives and
changes in shareholder value; and
•an appropriate portion being tied solely to
changes in shareholder value.

The mix of annual long-term incentive compensation reflects the Compensation Committee’s judgment as to the appropriate balance of these incentives to achieve its objectives. While the aggregate grant date values of equity awards granted to the named executive officers consider both individual and Company performance, the mix of equity incentives awarded annually is fixed and generally does not vary from year-to-year. For a description of the equity awards granted in 2025, refer to “—Grants of Plan-Based Awards in 2025” on page 65.

2026 Proxy Statement | The Travelers Companies, Inc.	53
EXECUTIVE COMPENSATION
Annual Equity Grants
At its February 2026 meeting, the Compensation Committee determined to grant the named executive officers’ stock-
based long-term incentive awards as described in the chart below. In making that determination, the Compensation
Committee recognized that all of the named executive officers individually performed at superior levels and contributed substantially to our outstanding 2025 operating and financial results. Significantly, these results were driven by the fundamental, underlying strength of our business and strong execution, rather than any unusually favorable conditions or isolated factors, including favorable weather. Specifically, record underlying underwriting income along with net favorable prior year reserve development and strong net investment income, more than offset a record level of catastrophe losses, driven by the California wildfires. The Compensation Committee also considered that a higher percentage of the named executive officers’ total compensation (and total direct compensation) is performance-based as compared to the peer average and peer median of the Compensation Comparison Group. In connection with the grant to Mr. Schnitzer, the Compensation Committee also considered the Company’s performance over the past ten years as discussed under “Factors Considered in Awarding 2025 Bonuses”.

	Stock-based long-term incentive award grant date value	Change in grant date value compared to awards granted in 2025
Mr. Schnitzer	$18.05 million	Increased by $2.8 million.
Messrs. Frey and Kess	3 times base salary	Consistent with the prior year.
Messrs. Toczydlowski and Klein	4 times base salary	Consistent with the prior year.
These equity awards approved for the named executive officers at the February 2026 meeting will be reflected in the
“Summary Compensation Table” in our Proxy Statement for our 2027 annual meeting.
At its February 2025 meeting, the Compensation Committee determined to grant the named executive officers’ stock-
based long-term incentive awards as described in the chart below. In making that determination, the Compensation
Committee recognized that all of the named executive officers individually performed at superior levels and contributed substantially to our excellent 2024 operating and financial results. The Compensation Committee also considered that a higher percentage of the named executive officers’ total compensation (and total direct compensation) is performance-
based as compared to the peer average and peer median of the Compensation Comparison Group.

	Stock-based long-term incentive award grant date value	Change in grant date value compared to awards granted in 2024
Mr. Schnitzer	$15.25 million	Increased by $1.25 million.
Messrs. Frey and Kess	3 times base salary	Consistent with the prior year.
Messrs. Toczydlowski and Klein	4 times base salary	Consistent with the prior year.
These equity awards approved for the named executive officers at the February 2025 meeting are reflected in the
“Summary Compensation Table” on page 63.
Consistent with our historical practice, 60% of the stock-based long-term incentive awards were granted in the form of performance shares and 40% of the stock-based long-term incentive awards were granted in the form of stock options in each of 2026 and 2025.
The ultimate value of stock-based long-term incentive awards at the time of vesting or, in the case of stock options, exercise may be greater than or less than the grant date value, depending upon our operating performance and changes in the value of our stock price. The grant date fair values of long-term incentive awards are computed in accordance with the accounting standards described in footnote (1) to the “Summary Compensation Table” on page 63.
Performance Shares
Under our program for granting performance shares, we
may grant performance shares to certain of our
employees who hold positions of vice president (or its
equivalent) or above, including the named executive
officers. These awards provide the recipient with the right
to receive a variable number of shares of our common
stock based upon our attainment of specified
performance goals. The performance goals for
performance share awards granted in 2026 and 2025 are
based upon our attaining various adjusted returns on
equity over three-year performance periods commencing
January 1, 2026 and ending December 31, 2028, and
commencing January 1, 2025 and ending December 31,
2027, respectively (in each case, “Performance Period
Return on Equity”).
Performance Period Return on Equity represents the
average of the “Adjusted Return on Equity” for each of
the three calendar years in the performance period. The
“Adjusted Return on Equity” for each year is determined
by dividing “Adjusted Core Income” by “Adjusted

54	The Travelers Companies, Inc. | 2026 Proxy Statement
EXECUTIVE COMPENSATION
Shareholders’ Equity” for the year, each as defined in the
Performance Share Awards Program and described
below. “Adjusted Core Income”, as defined in the
performance share awards granted in 2025 and 2026,
excludes the after-tax effects of:
•specified losses from officially designated
catastrophes;
•asbestos and environmental reserve charges or
releases;
•net realized investment gains or losses in the fixed
maturities and real estate portfolios;
•items that are unusual or infrequently occurring (or
both); and
•the cumulative effect of accounting changes and
federal income tax rate changes, charges for
amortization of goodwill to the extent goodwill is
amortized and exit or disposal costs, each as defined
by GAAP and each as disclosed in our financial
statements (including accompanying footnotes and
management’s discussion and analysis);
and is then reduced by the after-tax dollar amount for
expected “normal” catastrophe losses. In the first year of
the performance period, such expected “normal”
catastrophe losses are based on management’s plan for
catastrophe losses, which reflects recent trends, and are
represented by a fixed amount set forth in the terms of
the performance shares ($2.45 billion for 2025). In the
two subsequent years of the performance period, such
fixed amount for catastrophes is adjusted up or down by
formula to reflect any increases or decreases, as the
case may be, in written premiums in specified
catastrophe-exposed commercial and personal lines.
This adjustment reflects the Compensation Committee’s
belief that, given the inherent volatility in catastrophe
losses, the effective management of catastrophes can
only be evaluated over time, and that executives should
be appropriately accountable for managing the
Company’s catastrophe losses, but should not be unduly
rewarded, or disadvantaged, based on the level of
catastrophe losses in a given year. Accordingly, Adjusted
Core Income, as defined in the performance share
awards granted in 2025 and 2026, takes into account
“expected normalized” catastrophe losses for the three-
year performance period of the performance shares.
Consistent with this approach and to hold the named
executive officers accountable for the management of
actual catastrophe results, when determining the grant
date value of performance shares, the Compensation
Committee considers the Company's actual catastrophe
loss management results over time. For example, in
February 2025, the Compensation Committee considered
the effectiveness of the Company’s catastrophe
management strategy, including the fact that the
Company’s share of industry catastrophe losses was
significantly below its corresponding countrywide property
insurance market share in both 2024 and over the last ten
years. “Adjusted Core Income” for each year is also
reduced by an amount reflecting the historical level of
credit losses (on an after-tax basis) associated with our
fixed-income investments. The Compensation Committee
believed this reduction of Adjusted Core Income is
appropriate because credit losses in our fixed-income
portfolio are part of reported net income but not core
income and thus, absent making this reduction, would not
be reflected in Adjusted Core Income. The annual
reduction is determined by multiplying a fixed factor
(expressed as 0.31 basis points for the performance
shares granted in February 2025 and February 2026) by
the amortized cost of the fixed maturity investment
portfolio at the beginning of each quarter during the
relevant year in the performance period and adding such
amounts (on an after-tax basis) for each year in the
performance period.
“Adjusted Shareholders’ Equity” for each year in the
performance period is defined in the Performance Share
Awards Program as the sum of our total common
shareholders’ equity, as reported on our balance sheet as
of the beginning and end of the year (excluding net
unrealized appreciation or depreciation of investments
and adjusted as set forth in the immediately following
sentence), divided by two. In calculating Adjusted
Shareholders’ Equity, our total common shareholders’
equity as of the beginning and end of the year is adjusted
to remove the cumulative after-tax impact of the following
items during the performance period: (1) discontinued
operations and (2) the adjustments and reductions made
in calculating Adjusted Core Income.
The Compensation Committee selected Performance
Period Return on Equity as the performance measure in
the Performance Share Plan because the Compensation
Committee believes it is the best measure of return to
shareholders and efficient use of capital over a multi-year
period, as described further above under “—Pay-for-
Performance Philosophy” and “Objectives of Our
Executive Compensation Program”.
The Compensation Committee seeks to establish the
Performance Period Return on Equity standards such
that 100% vesting requires a level of performance over
the performance period that, in its view, will be
reasonably difficult to achieve and is expected to be in
the top tier of the industry.
In considering what would constitute such top-tier
performance over a future three-year period, the
Compensation Committee considers:
•Recent and historical trends in return on equity for the
domestic property and casualty insurance industry,
including industry peers included in the Company’s
Compensation Comparison Group;
•Recent and historical trends in core return on equity for
the Company;

2026 Proxy Statement | The Travelers Companies, Inc.	55
EXECUTIVE COMPENSATION
•Current and expected underwriting and investment
market conditions;
•The Company’s business plan and the Company’s cost
of equity;
•That performance is measured over a three-year
period and the plan and related award agreements do
not provide for adjustments to be made during the
performance period (other than in the case of
specifically enumerated events, such as changes in
corporate income tax rates and accounting changes).
Accordingly, there is uncertainty, particularly in the
second and third years of the performance period, and
what actually constitutes top-tier performance during
the performance period may differ from expectations
due to factors that impact the Company’s performance
objectives and are both difficult to forecast in advance
and are outside of the control of management. These
factors include, among others, changes in the level of
economic activity, interest rates and the competitive
environment for pricing; and
•That the Company’s actuarial estimates reflect
management’s best estimates of ultimate loss as of the
relevant date and, accordingly, the Company’s financial
plans do not include any prior year reserve
development, positive or negative.
Accordingly, while the Compensation Committee does not
implement a formulaic calculation based on relative
performance, which it believes could result in over- or
under-compensation, it does set the Performance Period
Return on Equity standards after considering the level of
historical and expected performance that would constitute
superior returns relative to other companies in the
industry, including industry peers included in our
Compensation Comparison Group.
Because the performance shares are a long-term
incentive intended to align a significant portion of our
executives’ compensation with return on equity objectives
over time, the Compensation Committee generally seeks
to maintain consistency in the Performance Period Return
on Equity standards from year-to-year. However, the
Compensation Committee does from time to time make
adjustments if it determines that there have been
significant changes in the returns that it expects will
constitute top-tier performance.
Performance Period Return on Equity Standards
For performance shares granted in 2026 and 2025, the
number of shares that vest, if any, is contingent upon our
attaining Performance Period Return on Equity as
indicated in the following chart. Performance falling
between any of the identified points in the applicable
chart below will result in an interpolated vesting
percentage (for example, a Performance Period Return
on Equity of 9.95% will yield a vesting of  70%).
PERFORMANCE PERIOD RETURN ON EQUITY STANDARDS

	Vesting Percentage	Performance Period Return on Equity for Performance Shares Granted in 2026 and 2025
Threshold	0%	<8.75%
	50%	8.75%
	75%	10.25%
	100%	11.75%
	120%	12.25%
	140%	13.25%
	160%	13.75%
	180%	15.25%
Maximum	200%	16.75%
In setting the Performance Period Return on Equity levels
for the performance shares granted in February 2025, the
Compensation Committee determined, based in part on
the advice of its independent compensation consultant
and conversations with its shareholders, to:
•raise the Performance Period Return on Equity that is
required for 100% vesting by 75 basis points to
11.75%; and
•raise the levels of Performance Period Return on
Equity required to achieve each of the other vesting
percentages by 75 basis points;
in each case as compared to the levels for the
performance shares granted in 2024.
In setting the Performance Period Return on Equity levels
for the performance shares granted in February 2026, the
Compensation Committee decided not to make any
changes to the respective Performance Period Return on
Equity levels and standards as compared to the levels for
the performance shares granted in 2025.
In making these decisions, the Compensation Committee
considered that at the time of each of the 2026 and 2025
grants, a Performance Period Return on Equity of 11.75%
required for 100% vesting would meaningfully exceed our
cost of equity, the 10-year treasury and the actual
average return on equity for the domestic property and
casualty industry for the immediately preceding ten years.
See the chart on page 36 which shows the historical
returns on equity for the Company and the domestic
property and casualty insurance industry.

56	The Travelers Companies, Inc. | 2026 Proxy Statement
EXECUTIVE COMPENSATION
Addition of TSR Modifier
For the 2026 and 2025 performance share awards, the
Compensation Committee also determined to incorporate
a modifier to the performance share payout based on
relative total shareholder return. This modifier adjusts
final award payouts higher or lower by a maximum of 20
percentage points based on the Company’s total
shareholder return relative to the total shareholder return
for the companies included in the S&P 500 Financials
Index, in each case over the applicable performance
period and subject to an overall maximum payout of 200
percent. Accordingly, the value ultimately realized by our
named executive officers from these performance share
awards will depend on the achievement of both rigorous
financial objectives as well as performance relative to the
companies included in the S&P 500 Financials Index.
The modifier is applied as follows, using the rTSR
Modifier levels set forth in the table below for both of the
2026 and 2025 performance share awards:

Awards earned based on Performance Period Return on Equity*	‘+/-	rTSR Modifier*	=	Final Payout

Company rTSR Performance - Percentile	rTSR Modifier levels*
Highest	‘+20 percentage points (pp)
90th	‘+16 pp
80th	‘+12 pp
70th	‘ +8 pp
60th	‘ +4 pp
50th	0
40th	‘ -4 pp
30th	‘ -8 pp
20th	‘ -12 pp
10th	‘ -16 pp
Lowest	‘ -20 pp
* Performance falling between any of the identified points in the applicable chart will result in an interpolated vesting percentage or adjustment, as the case may be.
Specified Service Period and Other Criteria
To support our recruitment and retention objectives and to
encourage a long-term focus on our operations, the
performance shares vest subject to both the satisfaction
of the requisite performance goals and the participant
meeting specified service period criteria. The program
provides for accelerated vesting and/or waiver of service
requirements in the event of death, disability or a
qualifying “retirement,” as defined in the awards.
In the event of a participant’s voluntary termination for
“good reason” or involuntary termination without “cause”
within 24 months following a change in control of the
Company, the service vesting requirements with respect
to the performance share grants will be waived.
Further, under his employment agreement, Mr. Schnitzer
is entitled to conversion of all of his performance shares
into time-vesting awards upon a change in control and he
is entitled to accelerated vesting of all of his equity
awards if his equity awards are not assumed by the
surviving entity following a change in control or in the
event of a voluntary termination for “good reason” or an
involuntary termination without “cause” (each as defined
in his employment letter) within 24 months following a
change in control of the Company. These provisions are
included to minimize the potential influence of the
treatment of these equity awards in connection with a
change in control on Mr. Schnitzer’s and our other
executives’ decision-making processes and to conform
the terms of our program more closely to compensation
practices among our peers. The Compensation
Committee believes that these provisions will enhance
Mr. Schnitzer’s and our other executives’ independence
and objectivity when considering a potential transaction.
These provisions are described in more detail under “—
Potential Payments to Named Executive Officers Upon
Termination of Employment or Change in Control—
Summary of Key Agreements—Mr. Schnitzer’s
Employment Letter”.
New performance share cycles commence annually and
overlap one another, helping to foster retention and
reduce the impact of the volatility in compensation
associated with changes in our annual return on equity
performance. Dividend equivalent shares are paid only
when and if performance shares vest, and are paid, in
shares, at the same vesting percentage as the underlying
performance shares.
Payment of Performance Shares Granted for the
2023-2025 Period
In February 2026, the Compensation Committee
reviewed and subsequently certified the results for the
performance shares granted to the named executive
officers in 2023.
Payout of shares under these performance share awards
was subject to attaining specified adjusted returns on
equity over the three-year performance period
commencing on January 1, 2023 and ending on
December 31, 2025. The adjusted return on equity for
such performance period was 18.6%, which resulted in
the vesting of the performance shares at 200%.
Stock Options
All stock options are granted with an exercise price equal
to the closing price of the underlying shares on the date
of grant. Our annual award of stock options generally
vests 100% three years after the date of grant and has a
maximum expiration date of ten years from the date of
grant. The named executive officers are entitled to
accelerated vesting of their stock options following a
qualified retirement, death or disability or in the event of a voluntary termination for “good reason” or involuntary
termination without “cause” within 24 months following a
change in control of the Company. For a description of
other vesting events see “—Potential Payments to
Named Executive Officers Upon Termination of
Employment or Change in Control”.

2026 Proxy Statement | The Travelers Companies, Inc.	57
EXECUTIVE COMPENSATION
Other Compensation
Pension Plans
We provide retirement benefits as part of a competitive
pay package to retain employees. Specifically, we
currently offer U.S. employees a tax-qualified defined
benefit plan with a cash-balance formula, with some
legacy participants accruing benefits under a final
average pay formula. Also, a number of employees and
executives participate or have accrued benefits in other
pension plans which are frozen as to new participants
and/or new accruals. Under the cash-balance formula,
each enrolled employee has a hypothetical account
balance, which grows with interest and pay credits each
year.
In addition, we sponsor a non-qualified excess benefit
retirement plan that covers U.S. employees whose tax-
qualified plan benefit is limited by the Internal Revenue
Code with respect to the amount of compensation that
can be taken into account under a tax-qualified plan. The
non-qualified plan makes up for the benefits that cannot
be provided by the qualified plan as a result of those
Internal Revenue Code limits by using the same cash-
balance pension formula that applies under the qualified
plan.  The  purpose of  this  plan  is  to  ensure  that
employees who receive retirement benefits only through
the qualified cash-balance plan and employees whose
qualified plan benefit is limited by the Internal Revenue
Code are treated substantially the same. The details of
the existing plans are described more fully under “—Post-
Employment Compensation—Pension Benefits for 2025”
on page 68.
Deferred Compensation
In the United States, we offer a tax-qualified 401(k) plan
to employees and a non-qualified deferred compensation
plan to employees who hold positions of vice president or
above. Both plans are available to the named
executive officers.
The non-qualified deferred compensation plan allows an
eligible employee to defer receipt of a portion of his or her salary and/or annual bonus until a future date or dates
elected by the employee. This plan provides an additional
vehicle for employees to save for retirement on a tax-
deferred basis. The deferred compensation plan is not
funded by us and does not provide preferential rates of
return. Participants have only an unsecured contractual
commitment by us to pay amounts owed under that plan.
For further details, see “—Post-Employment
Compensation—Non-Qualified Deferred Compensation
for 2025” on page 70.
Other Benefits
We also provide other benefits described below to our
named executive officers, which are not tied to any
performance criteria. Rather, these benefits are intended
to support objectives related to the attraction and
retention of highly skilled executives and to ensure that
they remain appropriately focused on their job
responsibilities without unnecessary distraction.
Personal Security
We have established a security policy in response to a
study prepared by an outside consultant that analyzed
security risks to our Chief Executive Officer based on a
number of factors, including travel patterns, past security
threats and the evolving security environment. This
security policy is periodically reviewed by an outside
security consultant. In accordance with the security
policy, a Company car and driver or other ground
transportation arrangements are provided to our Chief
Executive Officer for business and personal travel. These
ground transportation services provide the necessary
security for, and maintain the health and safety of, our
Chief Executive Officer and enable him to conduct
business on behalf of the Company while in transit. The
methodologies we use to value the personal use of a
Company car and driver and other ground transportation
arrangements as a perquisite are described in footnote
(5) to the “Summary Compensation Table”. In 2025, the
aggregate incremental cost for personal use of a
Company car and driver and other ground transportation
provided pursuant to our security policy for our Chief
Executive Officer was $25,257.
Pursuant to the security policy, our Chief Executive
Officer uses our aircraft for business and personal air
travel. Use of our Company aircraft provides the
necessary security for, and maintains the health and
safety of, our Chief Executive Officer and enables him to
be immediately available to respond to business priorities
from any location and to use his travel time productively
for the Company’s benefit. Our Chief Executive Officer
reimburses the Company for personal travel on our
aircraft in an amount equal to the incremental cost to the
Company associated with such personal travel, provided
that the amount does not exceed the maximum amount
legally payable under FAA regulations, in which case our
Chief Executive Officer reimburses such
maximum amount.
In addition, under the security policy described above, we
provide our Chief Executive Officer with additional home
security enhancements and other protections. The
methodology we use to value the incremental costs of
providing additional home security enhancements and
other protections to our Chief Executive Officer is the
actual cost to us of home security and other equipment or
other personal security protection and any other
incremental related expenses. In 2025, the aggregate
incremental cost of security for our Chief Executive
Officer was $48,078 as shown in footnote (5) to the
“Summary Compensation Table”. Our Chief Executive
Officer is responsible for all taxes due on any income
imputed to him in connection with his personal use of
Company-provided transportation and other security-
related protections.
Other Transportation on Company Aircraft
We also on occasion provide transportation on Company
aircraft for spouses or others, although under SEC rules,
such spousal or other travel may not always be
considered to be directly and integrally related to our

58	The Travelers Companies, Inc. | 2026 Proxy Statement
EXECUTIVE COMPENSATION
business. Consistent with past practice, we only
reimburse the named executive officers for any tax
liabilities incurred with respect to travel by spouses or
others if such travel is considered directly and integrally
related to business.
Health Benefits; Treatment of Higher Paid and Lower
Paid Employees
We subsidize health benefits more heavily for lower-paid
employees as compared to higher-paid employees, such
as the named executive officers. Accordingly, our higher
paid employees pay a significantly higher percentage of
the cost of their health benefits than our lower paid
employees.
Financial and Tax Planning
We offer financial and tax planning services to our named
executive officers. In addition to ensuring that
management attention is preserved for Company
business, providing tax and financial planning services to
executives promotes compliance with tax reporting.

Additional Compensation Information

Compensation Comparison Group

Our Compensation Comparison Group includes:

Key competitors in the property and casualty insurance industry —	General financial services and life and health insurance companies of relatively similar size and complexity —

•American International Group, Inc. (AIG) •Allstate Corporation (ALL) •Chubb Ltd. (CB) •Hartford Financial Services Group (HIG) •Progressive Corporation (PGR)	•Aflac (AFL) •American Express (AXP) •Bank of New York Mellon (BK) •Humana (HUM)	•Lincoln National (LNC) •Marsh & McLennan (MMC) •MetLife Inc. (MET) •Prudential Financial Inc. (PRU)
We regard these companies as potential competition for executive talent.

As of December 31, 2025, the Company’s net income and revenue were at approximately the 68th percentile and the
45th percentile of the Compensation Comparison Group, respectively, and its market cap was at approximately the 60th percentile of the Compensation Comparison Group. The Compensation Committee reviews the composition of our peer group annually to ensure that the companies constituting the peer group continue to provide meaningful and relevant compensation comparisons. The Compensation Committee did not make any changes to our Compensation
Comparison Group in 2025 as a result of this review.
Non-Competition Agreements
All members of our Management Committee, including
the named executive officers, have signed non-
competition agreements. The agreements provide that,
upon an executive’s termination of employment, we may
elect to, and in the event of Mr.  Schnitzer’s voluntary
termination for “good reason” or involuntary termination
without “cause” within the 24-month period following a
change in control, we have elected to, impose a six-
month non-competition obligation upon the executive that
would preclude the executive, subject to limited
exceptions, from (1) performing services for or having any
ownership interest in any entity or business unit that is
primarily engaged in the property and casualty insurance
business or (2) otherwise engaging in the property and
casualty insurance business. This restriction will apply in
the United States and any other country where we are
physically present and engaged in the property and
casualty insurance business as of the executive’s
termination date.
If we elect to enforce the non-competition terms, and the
executive complies with all of the obligations under the
agreement, then the executive will be entitled to:
•receive a lump-sum payment at the end of the six-
month restricted period equal to the sum of (1) six-
months’ base salary plus (2) 50% of the executive’s
average annual bonus for the prior two years plus (3)
50% of the aggregate grant date fair value of the
executive’s average annual equity awards for the prior
two years; and
•reimbursement for the cost of continuing health
benefits on similar economic terms as in place
immediately prior to the executive’s termination date
during the six-month non-competition period or
payment of an equivalent amount, payable at the end
of the six-month restricted period.

2026 Proxy Statement | The Travelers Companies, Inc.	59
EXECUTIVE COMPENSATION
Timing and Pricing of Equity Grants
The Compensation Committee typically makes annual
awards of equity at its first regularly scheduled meeting of the year, which is usually held in early February. This
meeting date is typically set a few years in advance as
part of the Board’s annual calendar of scheduled
meetings. The Compensation Committee has in the past,
and may in the future, make limited grants of equity on
other dates in order to retain key employees, to
compensate an employee in connection with a promotion
or to compensate newly hired executives for equity or
other benefits lost upon termination of their previous
employment or to otherwise induce them to join us.
Under our Governance Guidelines, the Compensation
Committee may make off-cycle equity grants only on
previously determined dates in each calendar month,
which will be either (1) the date of a regularly scheduled
Board or Compensation Committee meeting, (2) the next
succeeding 15th day of the calendar month (or if the 15th
is not a business day, the business day immediately
preceding the 15th) or (3) in the case of grants in
connection with new hires and/or promotions, on, or
within 15 days of, the first day of employment or other
personnel change. The grant date of equity grants to
executives is the date of Compensation Committee
approval. As discussed above, the exercise price of stock
option grants is the closing market price of our common
stock on the date of grant.
As discussed under “Governance of Your Company—
Committees of the Board and Meetings—Compensation
Committee” on page 13, the Compensation Committee
has delegated to the Chief Executive Officer, subject to
the prior written consent of our Executive Vice President
and General Counsel, the authority to make limited “off-
cycle” grants to employees who are not Committee
Approved Officers on the grant dates established by our
Governance Guidelines. For these grants, as discussed
above, the grant date is the date of such approval, and
the exercise price of all stock options is the closing
market price of our common stock on the date of grant.
Under the 2023 Stock Incentive Plan, stock options
cannot be “repriced” unless such repricing is approved by
our shareholders. See “Governance of Your Company—
Dating and Pricing of Equity Grants” on page 22.
We monitor and periodically review our equity grant
policies to ensure compliance with plan rules and
applicable law. We do not have a program, plan or
practice to time our equity grants in coordination with the
release of material, non-public information. In 2025, we
did not grant equity awards to any of our named
executive officers within four business days before or one
business day after the release of material, non-public
information.
Severance and Change in Control Agreements
All of our current senior executives, other than
Mr. Schnitzer, are covered by our severance plan.
Mr. Schnitzer’s letter agreement, discussed at greater
length below under “—Potential Payments to Named
Executive Officers Upon Termination of Employment or
Change in Control—Summary of Key Agreements” on
page 74, contains severance benefits that are triggered
under some circumstances, including some
circumstances related to a change in control of the
Company.
Each of our named executive officers, other than
Mr. Schnitzer, has entered into an agreement with us
pursuant to which the named executive officer is granted
enhanced severance benefits in exchange for agreeing to
non-solicitation and non-disclosure provisions. Under the
terms of such agreements, these named executive
officers are eligible to receive a severance benefit if they are involuntarily terminated due to a reduction in force or
for reasons other than “cause” or if they are asked to take
a substantial demotion. The terms of these agreements
are described more fully under “—Potential Payments to
Named Executive Officers Upon Termination of
Employment or Change in Control—Summary of Key
Agreements” on page 74.
In addition, based on the advice of the Compensation
Committee’s independent compensation consultant and
consistent  with  market  practice,    the  equity  awards
provide for waiver of service vesting conditions in the
event of a voluntary termination for “good reason” or an
involuntary termination without “cause” within 24 months
of a change in control.
The Compensation Committee believes that these
severance agreements, and in some circumstances,
change in control arrangements are necessary to attract
and retain the talent necessary for our long-term success.
The Compensation Committee also believes that these
severance and change in control programs allow our
executives to focus on duties at hand and provide
security should their employment be terminated as a
result of an involuntary termination without cause or a
constructive discharge or following a change of control,
as applicable. For these reasons, and based on advice of
the Compensation Committee’s independent
compensation consultant, the Compensation Committee
believes that these arrangements are appropriate and
consistent with similar provisions agreed to by members
of our Compensation Comparison Group and their
executive officers.
None of the severance and change in control agreements
with the named executive officers include excise tax
gross-up protections.

60	The Travelers Companies, Inc. | 2026 Proxy Statement
EXECUTIVE COMPENSATION
Stock Ownership Guidelines, Anti-Hedging and Pledging Policies, and Other
Trading Restrictions
We maintain an executive stock ownership policy under which executives are expected to accumulate and retain specified levels of ownership of our equity securities until termination of employment to further align the interests of management and shareholders. The Compensation Committee developed this policy based in part on an analysis of policies instituted at our peer competitors and in response to feedback received from our shareholders.
Under the policy, executives have target ownership levels as follows:

Rank	Target Stock Ownership Level
CEO	600% of base salary
Other Named Executive Officers	300% of base salary

What We Count Toward the Requirement	What We DON’T Count Toward the Requirement

Shares held directly by the executive Shares held indirectly through our 401(k) Savings Plan or deferred compensation plan	Unexercised stock options Unvested performance shares

As of December 31, 2025, each of our named executive officers was in compliance with our stock ownership policy.

The policy provides that executives who have not achieved these levels of stock ownership are expected to retain at least 50% of the shares acquired upon exercising stock options or upon the vesting of restricted stock, restricted stock units or performance shares (other than shares used to pay the exercise price of options and withholding taxes) until the requirements are met.

We have a securities trading policy that sets forth
guidelines and restrictions applicable to employees’ and
directors’ transactions involving our stock. Among other
things, this policy prohibits our employees and directors
from engaging in short-term or speculative transactions
involving our stock, including purchasing our stock on
margin, short sales of our stock (that is, selling stock that is not owned and borrowing shares to make delivery),
buying or selling puts, calls or other derivatives related to our stock and arbitrage trading or day trading of our
stock. Directors and executive officers are not allowed to
pledge Company stock without the consent of the
Company, and no shares beneficially owned by them are
pledged.
Recapture/Forfeiture Provisions
Our Board has adopted a policy requiring the
reimbursement and/or cancellation of all or a portion of
any incentive cash bonus or stock-based incentive
compensation (both time-based and performance-based)
awarded to members of our Management Committee or
other officers who are subject to Section 16 of the
Exchange Act when the Compensation Committee has
determined that all of the following factors are present:
•the award and/or payout of an award was predicated
upon the achievement of financial results that were
subsequently the subject of a restatement;
•the employee engaged in fraud or willful misconduct
that was a significant contributing factor in causing the
restatement; and
•a lower award and/or payout of an award would have
been made to the employee based upon the restated
financial results.
Incentive compensation is granted subject to the policy
that, in each such instance described above, the
Company will, to the extent permitted by applicable law
and subject to the discretion and approval of the
Compensation Committee, taking into account such facts
and circumstances as it  deems appropriate, including the
costs and benefits of doing so, seek to recover the
employee’s cash bonus and/or stock-based incentive
compensation paid or issued to the employee in excess
of the amount that would have been paid or issued based
on the restated financial results. If the Compensation
Committee determines, however, that, after recovery of
an excess amount from an employee, the employee is
nonetheless unjustly enriched, it may seek recovery of

2026 Proxy Statement | The Travelers Companies, Inc.	61
EXECUTIVE COMPENSATION
more than such excess amount up to the entire amount of
the bonus or other incentive compensation.
In addition, in 2023, in accordance with the Dodd-Frank
Wall Street Reform and Consumer Act, the Board
adopted an additional compensation recovery policy
applicable to executive officers and the principal
accounting officer in the event the Company is required to
prepare an accounting restatement. This clawback policy
is applicable to all incentive compensation awarded
based on the achievement of a financial reporting
measure, including the performance shares. All
compensation received on or after October 2, 2023 and
during the three completed fiscal years immediately
preceding the date the Company concludes it must
prepare a restatement is subject to recovery pursuant to
the policy.
In addition, under the terms of our executive equity award
agreements, in the event that the employment of an
executive,  including  the  named  executive  officers,  is
terminated for gross misconduct or for cause, as
determined by the Compensation Committee, all
outstanding vested and unvested awards are canceled
upon his or her termination.
Further, in connection with equity awards, the named
executive officers and other recipients of equity awards
are parties to an agreement that provides for the
forfeiture of unexercised or unvested awards and the
recapture by us of any compensatory value, including any
amount included as compensation in his or her taxable
income, that the former executive received or realized by
way of payment, exercise or vesting during the period
beginning 12 months prior to the date of termination of
employment with us, and ending 12 months after the date
of the termination of employment with us, if during the 12-
month period following his or her termination, the
executive breaches certain restrictive covenants
regarding confidentiality or non-solicitation.

62	The Travelers Companies, Inc. | 2026 Proxy Statement
EXECUTIVE COMPENSATION

Total Direct Compensation for 2023-2025 (Supplemental Table)

The following table shows the base salary actually earned during each of the last three years as well as annual cash bonuses paid and equity awards granted to our named executive officers in February in respect of the immediately preceding performance year.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Equity Awards[1] ($)	Total ($)	Increase/ (Decrease) from Prior Year (%)
Alan D. Schnitzer Chairman and Chief Executive Officer	2025	1,450,000	9,000,000	18,050,000	28,500,000	20
	2024	1,450,000	7,000,000	15,250,000	23,700,000	10
	2023	1,450,000	6,000,000	14,000,000	21,450,000	(4)
Daniel S. Frey Executive Vice President and Chief Financial Officer	2025	837,739	3,300,000	2,660,000	6,797,739	13
	2024	800,000	2,700,000	2,500,000	6,000,000	8
	2023	800,000	2,280,000	2,500,000	5,580,000	—
Gregory C. Toczydlowski Executive Vice President and President, Business Insurance	2025	887,739	4,150,000	3,600,000	8,637,739	14
	2024	850,000	3,350,000	3,400,000	7,600,000	9
	2023	850,000	2,720,000	3,400,000	6,970,000	(1)
Avrohom J. Kess Vice Chairman and Chief Legal Officer	2025	987,739	4,270,000	3,000,000	8,257,739	13
	2024	950,000	3,500,000	2,850,000	7,300,000	8
	2023	950,000	2,970,000	2,850,000	6,770,000	(2)
Michael F. Klein Executive Vice President and President, Personal Insurance	2025	837,739	3,600,000	3,400,000	7,837,739	14
	2024	800,000	2,900,000	3,200,000	6,900,000	10
	2023	800,000	2,300,000	3,200,000	6,300,000	(3)
(1)For purposes of the Summary Compensation Table, the grant date fair value for option awards is determined in accordance with FASB ASC
718 using the Black-Scholes option pricing model, and the grant date fair value for performance share awards is determined in accordance with FASB ASC 718, and, beginning with the awards granted in 2025, utilizes a Monte Carlo simulation model since payouts are based in part on a relative TSR modifier, which is a market condition. As a result, the grant date fair value shown in the Summary Compensation
Table for awards made in February 2026 in respect of the 2025 performance year for Messrs. Schnitzer, Frey, Toczydlowski, Kess and Klein
will be $18,522,882, $2,729,642, $3,694,333, $3,078,625 and $3,489,143, respectively.
The Purpose Behind This Supplemental Table
This Supplemental Table has been included to provide investors with additional compensation information for the last three performance years. As part of reaching its compensation decisions for a performance year, the Compensation
Committee refers to this data. Accordingly, this supplemental information enables investors to better understand the actions of the Compensation Committee with respect to total direct compensation for a performance year. This
Supplemental Table is not, however, intended to be a substitute for the information provided in the “Summary
Compensation Table” on page 63, which has been prepared in accordance with the SEC’s disclosure rules.
The Differences Between This Supplemental Table and the Summary Compensation Table
The information contained in this Supplemental Table differs substantially from the total direct compensation information contained in the “Summary Compensation Table” for the relevant year because the stock awards and option awards columns for a particular year in the “Summary Compensation Table” report awards actually granted in that fiscal year
(not equity awards granted in respect of that performance year). For example, for 2025, the “Summary Compensation
Table” includes awards made in February 2025 in respect of the 2024 performance year but does not include awards made in February 2026 in respect of the 2025 performance year. On the other hand, the “2025” rows in the
Supplemental Table presented above include stock-based grants made in February 2026 in respect of the 2025 performance year and not the stock-based grants made in February 2025 in respect of the 2024 performance year.
Compensation Committee Report
The Compensation Committee has discussed and reviewed the foregoing “Compensation Discussion and Analysis” with management. Based upon this review and discussion, the Compensation Committee recommended to the Board of
Directors that the “Compensation Discussion and Analysis” be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K.
Submitted by the Compensation Committee of the Company’s Board of Directors:

Clarence Otis Jr. (Chair)	Elizabeth E. Robinson
Thomas B. Leonardi	Rafael Santana

2026 Proxy Statement | The Travelers Companies, Inc.	63
EXECUTIVE COMPENSATION
Summary Compensation Table
The following table provides summary information concerning compensation paid or accrued by us to our Chairman and
Chief Executive Officer, our Executive Vice President and Chief Financial Officer and each of our three other most highly compensated executive officers who served in such capacities at December 31, 2025. We refer to these individuals collectively as the “named executive officers”.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings(4) ($)	All Other Compensation(5) ($)	Total ($)
Alan D. Schnitzer Chairman and Chief Executive Officer	2025	1,450,000	—	9,417,364	6,100,056	9,000,000	858,190	143,146	26,968,756
	2024	1,450,000	—	8,400,049	5,600,024	7,000,000	496,632	112,793	23,059,498
	2023	1,450,000	—	8,550,056	5,699,058	6,000,000	703,164	327,794	22,730,072
Daniel S. Frey Executive Vice President and Chief Financial Officer	2025	837,739	—	1,543,814	1,000,008	3,300,000	305,027	7,500	6,994,088
	2024	800,000	—	1,500,016	1,000,030	2,700,000	205,811	10,169	6,216,026
	2023	800,000	—	1,440,067	959,828	2,280,000	242,635	12,606	5,735,136
Gregory C. Toczydlowski Executive Vice President and President, Business Insurance	2025	887,739	—	2,099,697	1,359,994	4,150,000	490,266	36,012	9,023,708
	2024	850,000	—	2,039,997	1,359,998	3,350,000	234,569	31,854	7,866,418
	2023	850,000	—	2,039,985	1,359,792	2,720,000	375,424	30,970	7,376,171
Avrohom J. Kess Vice Chairman and Chief Legal Officer	2025	987,739	—	1,759,837	1,139,991	4,270,000	307,148	29,569	8,494,284
	2024	950,000	—	1,710,044	1,140,021	3,500,000	178,124	23,986	7,502,175
	2023	950,000	—	1,709,973	1,139,792	2,970,000	238,422	7,500	7,015,687
Michael F. Klein Executive Vice President and President, Personal Insurance	2025	837,739	—	1,976,112	1,280,043	3,600,000	448,607	43,464	8,185,965
	2024	800,000	—	1,920,072	1,280,012	2,900,000	186,430	46,961	7,133,475
	2023	800,000	—	1,919,964	1,279,770	2,300,000	344,839	28,655	6,673,228
(1)The dollar amounts represent the aggregate grant date fair value of stock awards granted during each of the years presented. The grant date fair value of a stock award is measured in accordance with the guidance in FASB ASC Topic 718 using the assumptions discussed in
Note 14 to our financial statements for the fiscal year ended December 31, 2025 included in the Company’s Annual Report on Form 10-K filed with the SEC on February 12, 2026 (the “Form 10-K”), without taking into account estimated forfeitures. Stock awards during the years presented reflect performance shares. With respect to the performance shares, the estimate of the grant date fair value determined in accordance with the guidance in FASB ASC Topic 718 assumes the vesting of 100% of the performance shares awarded. Assuming the highest level of performance is achieved (which would result in the vesting of 200% of the performance shares granted), the aggregate grant date fair value of the performance shares reflected in the table above would be:

Name	2025	2024	2023
Alan D. Schnitzer	$17,969,436	$16,800,099	$17,100,113
Daniel S. Frey	$2,945,778	$3,000,033	$2,880,134
Gregory C. Toczydlowski	$4,006,469	$4,079,994	$4,079,970
Avrohom J. Kess	$3,357,976	$3,420,089	$3,419,947
Michael F. Klein	$3,770,653	$3,840,144	$3,839,927
The dividend equivalents attributable to performance shares are deemed “reinvested” in additional performance shares and will only be distributed upon the vesting, if any, of the performance shares in accordance with the performance share award terms. In accordance with the SEC’s rules, dividend equivalents on performance shares are not required to be reported because the values of such future dividends are factored into the grant date fair value of the awards. For a discussion of specific stock awards granted during 2025, see “Grants of Plan-
Based Awards in 2025” below and the narrative discussion that follows.
(2)The dollar amounts represent the grant date fair value of stock option awards granted during each of the years presented. The grant date fair value of a stock option award is measured in accordance with the guidance in FASB ASC Topic 718 using the assumptions discussed in
Note 14 to our financial statements for the fiscal year ended December 31, 2025 included in the Company’s Form 10-K, without taking into account estimated forfeitures. For a discussion of specific stock option awards granted during 2025, see “Grants of Plan-Based Awards in
2025” below and the narrative discussion that follows.
(3)Reflects annual cash incentive compensation paid in 2026 for performance year 2025, cash incentive compensation paid in 2025 for performance year 2024 and cash incentive compensation paid in 2024 for performance year 2023, respectively. For a discussion of the
Company’s annual cash bonus determinations, see “Compensation Discussion and Analysis—Compensation Elements and Decisions—
Annual Cash Bonus”.

64	The Travelers Companies, Inc. | 2026 Proxy Statement
EXECUTIVE COMPENSATION
(4)These amounts represent the aggregate change in actuarial present value of accumulated pension benefits for each of the years presented, using the same pension plan measurement date used for financial statement reporting purposes. We do not provide any of our executives with any above-market or preferential earnings on non-qualified deferred compensation. For additional information about pension benefits, see “Post-Employment Compensation—Pension Benefits for 2025” below.
(5)For 2025, “All Other Compensation” for Mr. Schnitzer includes $25,257 for personal use of a Company car and driver and other ground transportation arrangements, calculated as described below, $48,078 of personal security expenses (including cybersecurity protection)
calculated at the actual cost to us incurred on his behalf pursuant to the Company’s executive security program, and $19,247 for tax and financial planning services calculated at the actual cost to us.
Pursuant to our security policy, in 2025, we provided a car and driver or other ground transportation arrangements to Mr. Schnitzer for business and personal travel. We calculated the incremental cost to us for the personal use of any Company car and driver (including commuting and business travel not considered directly and integrally related to the performance of the executive’s duties) based on the operating costs, such as fuel and maintenance, related to such travel. Compensation and benefits for the employee drivers are not included in the calculation of incremental cost because the employee drivers are members of our security staff and, consistent with our executive security policy, we would have otherwise incurred such cost for business purposes, whether or not the driver was available to Mr. Schnitzer for personal travel. The incremental cost of personal trips using other ground transportation arrangements, such as car services, are valued at the actual cost to us.
Mr. Schnitzer uses Company aircraft for business and personal air travel as required by our security policy. Mr. Schnitzer reimburses the
Company for personal travel on Company aircraft in an amount equal to the incremental cost to the Company associated with such travel up to the maximum amount legally payable under FAA regulations. Incremental costs in excess of the amount legally payable under FAA regulations in the amount of $28,795 are included in “All Other Compensation” for 2025.
For 2025, “All Other Compensation” for Messrs. Toczydlowski, Kess and Klein includes the cost of tax and financial planning services, for
Mr. Klein also includes costs under our executive physical program, and for Messrs. Toczydlowski, Kess and Klein also includes the cost of cybersecurity protection.
For more information about these perquisites, see “Compensation Discussion and Analysis—Other Compensation—Other Benefits”.

2026 Proxy Statement | The Travelers Companies, Inc.	65
EXECUTIVE COMPENSATION
Grants of Plan-Based Awards in 2025
The following table provides information on stock awards and stock options granted in 2025 to each of our named executive officers.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards Target(1) ($)	Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Option Awards: Number of Securities Underlying Options(3) (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(4) ($)
Name	Grant Date		Threshold (#)	Target (#)	Maximum (#)
Alan D. Schnitzer	2/04/2025		18,746	37,491	74,982			9,417,364
	2/04/2025					88,505	244.06	6,100,056
		n/a
Daniel S. Frey	2/04/2025		3,073	6,146	12,292			1,543,814
	2/04/2025					14,509	244.06	1,000,008
		n/a
Gregory C. Toczydlowski	2/04/2025		4,180	8,359	16,718			2,099,697
	2/04/2025					19,732	244.06	1,359,994
		n/a
Avrohom J. Kess	2/04/2025		3,503	7,006	14,012			1,759,837
	2/04/2025					16,540	244.06	1,139,991
		n/a
Michael F. Klein	2/04/2025		3,934	7,867	15,734			1,976,112
	2/04/2025					18,572	244.06	1,280,043
		n/a
(1)Our annual Senior Executive Performance Plan does not include thresholds, targets or maximums that are determinable at the beginning of the performance year, other than a maximum annual cash bonus of $10 million with respect to our Chief Executive Officer and a maximum annual cash bonus equal to five times such person’s base salary with respect to each of our other Named Executive Officers. For additional information regarding annual cash bonuses, see “Compensation Discussion and Analysis—Compensation Elements and Decisions—
Annual Cash Bonus” above. The actual cash bonuses paid to our named executive officers are disclosed in the “Summary Compensation
Table” in the “Non-Equity Incentive Plan Compensation” column.
(2)Represents performance shares granted as part of the annual long-term equity grant in 2025 with respect to performance year 2024. All performance shares were granted under the Company’s 2023 Stock Incentive Plan. Performance shares represent the right to earn shares of our common stock based on our attainment of specified performance goals, as described above under “Compensation Discussion and
Analysis—Compensation Elements and Decisions—Long-Term Stock Incentives—Performance Shares”. As described in more detail in that section, for awards granted in 2025, if our return on equity (as defined in the award agreement) over the three-year performance period meets the minimum threshold of 8.75%, then 50% of the number of performance shares awarded and accumulated dividend equivalents will vest, with such percentage subject to adjustment, higher or lower, by a maximum of 20 percentage points based on the Company’s total shareholder return relative to the total shareholder return for the companies included with S&P 500 Financials index over the applicable performance period (the “TSR Modifier”). If our return on equity over the three-year performance period is 11.75%, then 100% of the number of shares awarded and accumulated dividend equivalents will vest again subject to the TSR Modifier. If our return on equity over the three-year performance period equals or exceeds 16.75%, then a maximum of 200% of the number of shares awarded and accumulated dividend equivalents will vest, again subject to downward adjustment by the TSR Modifier. The estimated future payouts of performance shares in the table above do not include additional shares that may be allocated to recipients of performance shares due to the reinvestment of dividend equivalents attributable to unvested performance shares, but the value of such additional shares is factored into the grant date fair values of the performance shares in the table above.
(3)Represents stock options granted in 2025 as part of the annual long-term equity grant with respect to performance year 2024. All stock options were granted under the Company’s 2023 Stock Incentive Plan.
(4)The amount represents the grant date fair value of stock and option awards measured in accordance with the guidance in FASB ASC Topic
718 using the assumptions discussed in Note 14 to our financial statements for the fiscal year ended December 31, 2025, included in the
Company’s Form 10-K, without taking into account estimated forfeitures. With respect to performance shares, the estimate of the grant date fair value, which was determined in accordance with the guidance in FASB Topic 718, assumes the vesting of 100% of the performance shares awarded.

66	The Travelers Companies, Inc. | 2026 Proxy Statement
EXECUTIVE COMPENSATION
Narrative Supplement to Summary Compensation Table and
Grants of Plan-Based Awards in 2025

Employment Arrangements

Mr. Schnitzer’s Employment Arrangement
On August 4, 2015, the Company entered into an
employment letter with Mr. Schnitzer pursuant to which
he serves as our Chief Executive Officer. As described
more fully in “Potential Payments to Named Executive
Officers Upon Termination of Employment or Change in
Control—Summary of Key Agreements—Mr. Schnitzer’s
Employment Letter”, if Mr.  Schnitzer’s employment is
terminated by us without “cause” or he resigns for “good
reason” (each as defined in his agreement), he would
become entitled to receive specified additional benefits.
Additionally, Mr. Schnitzer would be entitled to specified
special protections with respect to his equity awards
following a “change in control”.
Mr.  Schnitzer used our corporate aircraft for business
and personal travel and was provided a car and driver or
other ground transportation arrangements, in each case
in accordance with our security policy. See the detailed
discussion under “Compensation Discussion and Analysis
—Other Compensation—Other Benefits—Personal
Security”.

Terms of Equity-Based Awards

Vesting Schedule
Stock option awards granted in 2025 vest in full three
years after the date of grant. Performance shares
reflected in the tables and accumulated dividend
equivalents vest at the end of a three-year performance
period if, and to the extent, performance goals are
attained, as more fully described above in “Compensation
Discussion and Analysis—Compensation Elements and
Decisions—Long-Term Stock Incentives—Performance
Shares”.
Forfeiture and Post-Employment
Treatment
Unvested shares underlying stock option, restricted stock
unit and performance share awards are generally
forfeited upon termination of employment except in
specific cases for which  different  treatment  is  provided
(see footnote (2)  to  the  “Potential Payments to Named
Executive Officers Upon Termination of Employment or
Change in Control Table” for a discussion regarding
different treatments).
Option Exercise Price
Stock options have an exercise price equal to the closing
price of our common stock on the date of grant.
Dividends
Dividend equivalents attributable to performance shares
are deemed “reinvested” in additional performance
shares. The additional shares allocated to recipients of
performance shares due to the reinvestment of dividend
equivalents on unvested performance shares will only be
distributed upon the vesting, if any, of such performance
shares in accordance with the performance share award
terms.
Option Exercises and Stock Vested in 2025
The following table provides information regarding the values realized by our named executive officers upon the exercise of stock options and the vesting of stock awards in 2025.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting(2) (#)	Value Realized on Vesting(3) ($)
Alan D. Schnitzer	162,927	21,772,049	95,739	27,770,083
Daniel S. Frey	45,286	6,318,727	16,125	4,677,255
Gregory C. Toczydlowski	—	—	22,842	6,625,751
Avrohom J. Kess	93,513	14,314,544	19,147	5,553,893
Michael F. Klein	27,616	3,816,711	21,498	6,235,929
(1)Value realized on exercise is equal to the difference between the fair market value of the stock acquired upon exercise on the exercise date less the exercise price, multiplied by the number of options exercised.
(2)The shares acquired upon vesting represent performance shares that are treated as vested on December 31, 2025, the last day of the relevant three-year performance period, including the following shares in respect of dividend equivalents deemed to be reinvested in such performance shares: Mr. Schnitzer (5,267 shares), Mr. Frey (887 shares), Mr. Toczydlowski (1,256 shares), Mr. Kess (1,053 shares) and Mr. Klein (1,182 shares).
(3)The value realized on vesting is based on the closing price of our common stock on the NYSE on the vesting date. If vesting occurs on a day on which the NYSE is closed, the value realized on vesting is based on the closing price on the last trading day prior to the vesting date.

2026 Proxy Statement | The Travelers Companies, Inc.	67
EXECUTIVE COMPENSATION
Outstanding Equity Awards at December 31, 2025
The following table provides information with respect to the option awards and stock awards held by the named executive officers at December 31, 2025.

	Option Awards					Stock Awards
							Equity Incentive Plan Awards
Name	Option Award Grant Date	Number of Securities Underlying Unexercised Options(1) (#)		Option Exercise Price ($)	Option Expiration Date	Stock Award Grant Date	Number of Unearned Shares, Units or Other Rights That Have Not Vested(2) (#)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3) ($)
		Exercisable	Unexercisable
Alan D. Schnitzer	2/5/2019	216,246	—	126.18	2/5/2029
	2/4/2020	298,368	—	132.58	2/4/2030
	2/2/2021	197,343	—	139.83	2/2/2031
	2/8/2022	144,507	—	172.50	2/8/2032
	2/7/2023	—	119,292	189.01	2/7/2033
	2/6/2024	—	99,207	213.01	2/6/2034
						2/6/2024	81,605	23,670,426
	2/4/2025	—	88,505	244.06	2/4/2035
						2/4/2025	76,175	22,095,262
Daniel S. Frey	2/2/2021	11,037	—	139.83	2/2/2031
	2/8/2022	25,205	—	172.50	2/8/2032
	2/7/2023	—	20,091	189.01	2/7/2033
	2/6/2024	—	17,716	213.01	2/6/2034
						2/6/2024	14,572	4,226,884
	2/4/2025	—	14,509	244.06	2/4/2035
						2/4/2025	12,488	3,622,136
Gregory C. Toczydlowski	2/6/2018	34,771	—	140.85	2/6/2028
	2/5/2019	42,048	—	126.18	2/5/2029
	2/4/2020	52,735	—	132.58	2/4/2030
	2/2/2021	38,611	—	139.83	2/2/2031
	2/8/2022	34,503	—	172.50	2/8/2032
	2/7/2023	—	28,463	189.01	2/7/2033
	2/6/2024	—	24,093	213.01	2/6/2034
						2/6/2024	19,818	5,748,489
	2/4/2025	—	19,732	244.06	2/4/2035
						2/4/2025	16,984	4,926,363
Avrohom J. Kess	2/6/2018	47,686	—	140.85	2/6/2028
	2/5/2019	61,270	—	126.18	2/5/2029
	2/4/2020	74,939	—	132.58	2/4/2030
	2/2/2021	46,333	—	139.83	2/2/2031
	2/8/2022	30,246	—	172.50	2/8/2032
	2/7/2023	—	23,858	189.01	2/7/2033
	2/6/2024	—	20,196	213.01	2/6/2034
						2/6/2024	16,613	4,818,720
	2/4/2025	—	16,540	244.06	2/4/2035
						2/4/2025	14,235	4,128,975
Michael F. Klein	2/4/2020	30,000	—	132.58	2/4/2030
	2/2/2021	36,037	—	139.83	2/2/2031
	2/8/2022	32,486	—	172.50	2/8/2032
	2/7/2023	—	26,788	189.01	2/7/2033
	2/6/2024	—	22,676	213.01	2/6/2034
						2/6/2024	18,653	5,410,554
	2/4/2025	—	18,572	244.06	2/4/2035
						2/4/2025	15,984	4,636,404
(1)Stock options are exercisable 100% on the third anniversary of the stock option award grant date.
(2)The number of shares reflected for each of the named executive officers represents the sum of (a) the maximum number of performance shares and (b) the additional shares that have been allocated to the named executive officer through December 31, 2025, as a result of the dividend equivalents deemed to be reinvested on the maximum number of performance shares. We have reflected the maximum number of performance shares for each named executive officer because (a) results for 2024 and 2025, the first and second year of the three-year performance period for the February 6, 2024 awards, were above target and (b) results for 2025, the first year of the three-year

68	The Travelers Companies, Inc. | 2026 Proxy Statement
EXECUTIVE COMPENSATION
performance period for the February 4, 2025 awards, were also above target. The actual number of shares that will be distributed with respect to each of the 2024 and 2025 awards are not yet determinable. The awards granted on February 6, 2024 vest in proportion to actual performance over the three-year performance period ending on December 31, 2026, and the awards granted on February 4, 2025 vest in proportion to actual performance over the three-year performance period ending on December 31, 2027 and are subject to the TSR
Modifier as described in footnote 2 of the Grants of Plan-Based Awards in 2025 table. For purposes of this column, fractional shares have been rounded to the nearest whole share. See the description of performance shares in the “Compensation Discussion and Analysis—
Compensation Elements and Decisions—Long-Term Stock Incentives—Performance Shares” section.
(3)The market value is based on the closing price on the NYSE of our common stock on December 31, 2025, the last trading day of 2025
($290.06), multiplied by the actual number of performance shares as described in footnote (2) not rounded for fractional shares.
Post-Employment Compensation
The Company has four active retirement plans:
•A qualified 401(k) Savings Plan, which is referenced
under “Compensation Discussion and Analysis—Other
Compensation—Deferred Compensation”;
•A qualified pension plan (the “Pension Plan”), which is
discussed under “—Pension Benefits for 2025” below;
•A non-qualified pension restoration plan that is a
component of the Benefit Equalization Plan described
below (the “Pension Restoration Plan”), which is
discussed under “—Pension Benefits for 2025”
below; and
•A non-qualified deferred compensation plan (the
“Deferred Compensation Plan”), which is discussed
under “—Non-Qualified Deferred Compensation for
2025” below.
The Company has two inactive retirement plans from
which benefits are still payable to one or more named
executive officers but under which no additional benefits
are being earned (other than earnings credits as
described below):
•A non-qualified pension plan maintained by TPC prior
to the Merger that is a component of the Benefit
Equalization Plan (the “TPC Benefit Equalization
Plan”), which is discussed under “—Pension Benefits
for 2025” below; and
•A non-qualified deferred compensation plan maintained
by The St. Paul prior to the Merger that is a component
of the Benefit Equalization Plan (the “Executive
Savings Plan”), which is discussed under “—Non-
Qualified Deferred Compensation for 2025” below.

Pension Benefits for 2025

The following table provides information regarding the pension benefits for our named executive officers under the
Company’s pension plans. The material terms of the plans are described following the table.

Name	Plan Name	Number of Years Credited Service(1)	Present Value of Accumulated Benefit(2) ($)	Payments During Last Fiscal Year ($)
Alan D. Schnitzer	Pension Plan	18	298,742	—
	Pension Restoration Plan	18	5,414,074	—
Daniel S. Frey	Pension Plan	23	269,003	—
	Pension Restoration Plan	23	1,445,249	—
Gregory C. Toczydlowski	Pension Plan	36	549,410	—
	Pension Restoration Plan	36	3,073,997	—
	TPC Benefit Equalization Plan(3)	11	12,727	—
Avrohom J. Kess	Pension Plan	9	114,193	—
	Pension Restoration Plan	9	1,342,263	—
Michael F. Klein	Pension Plan	36	636,905	—
	Pension Restoration Plan	36	2,699,650	—
(1)Credited service includes (as applicable) service for time worked at the Company plus TPC, Citigroup and certain of its affiliates and predecessors (prior to August 20, 2002) and The St. Paul. Number of years of credited service represents actual years of service. We do not have a policy with respect to granting extra years of credited service.
(2)The present value of accumulated benefit is calculated by projecting the qualified and non-qualified cash-balance accounts reflected in the tables below forward to age 65 by applying a 4.01% interest rate (except for some sub-accounts which use a 6.00% rate) and then discounting back to December 31, 2025, using a discount rate of 5.53% for the Pension Plan and 5.12% for the Pension Restoration Plan
and the TPC Benefit Equalization Plan. These are the same assumptions the Company uses for financial reporting purposes. See Note 15 to our financial statements for the fiscal year ended December 31, 2025, included in the Company’s Form 10-K.
(3)Service under the TPC Benefit Equalization Plan was frozen as of January 1, 2002, and the plan was merged into the Benefit Equalization
Plan as of January 1, 2009.

2026 Proxy Statement | The Travelers Companies, Inc.	69
EXECUTIVE COMPENSATION
The Company’s Pension Plan
The Company’s Pension Plan is a qualified defined
benefit pension plan with a cash-balance formula or, for
certain legacy participants, traditional final average pay
formulas or legacy frozen cash-balance formulas. Each
named executive officer participates in the cash-balance
formula under which the named executive officer has a
hypothetical account balance that grows with interest and
pay credits each year. As of December 31, 2025, the
named executive officers’ qualified pension account
balances were as follows:

Name	Qualified Account Balance at December 31, 2025(1)
Alan D. Schnitzer	$320,887
Daniel S. Frey	$283,116
Gregory C. Toczydlowski	$593,976
Avrohom J. Kess	$127,415
Michael F. Klein	$704,301
(1)These dollar amounts represent the participant’s account balance rather than the present value of the accumulated benefit, which is set forth in the “—Pension Benefits for 2025” table above and calculated as described in footnote (2) to that table.
Interest credits are applied quarterly to the prior quarter’s cash-balance pension account balance. These interest
credits are generally based on the yield on 10-year
treasury bonds, subject to a minimum annual interest rate
of 4.01%.
Pay credits are calculated on an annual basis as a
percentage of compensation, with the percentage
determined based on the sum of age plus service at the
end of the year under the following schedule:

Age + Service	Pay Credit
< 30	2.00%
30 - 39	2.50%
40 - 49	3.00%
50 - 59	4.00%
60 - 69	5.00%
> 69	6.00%
Service is calculated based on elapsed time with the
Company plus any service with TPC, Citigroup and
certain of its affiliates and predecessors (prior to August
20, 2002) and The St. Paul. Pay credits are calculated by
multiplying the appropriate pay credit percentage by the
named executive officer’s compensation for the year,
including base salary and bonus, up to the qualified plan
compensation limit (which for 2025 was $350,000).
The pension plan benefit is subject to the qualified plan
benefit limit (if applicable) under Internal Revenue Code
of 1986, as amended (the “Internal Revenue Code”),
income tax provisions.
The plan’s normal retirement age is 65. However, under
the cash-balance formula, participants are eligible to
receive a distribution from the plan any time after they
vest (currently after three years of service) and they
separate from us. Once separated from us, participants
may elect to receive a lump-sum payment, life annuity,
50% joint and survivor annuity, 75% joint and survivor
annuity, 100% joint and survivor annuity or a ten-year
certain and life annuity. All payment forms are actuarially
equivalent. Eligible part-time employees who are at least
age 62 can apply for an in-service distribution from the
plan, calculated as if they separated from us. There are
no special early retirement benefits under the cash-
balance formula, even in the case of an in-service
distribution.
Under the plan, the benefits of some participants may be
determined in whole or in part under transition benefit
rules—that is, legacy benefit provisions.
The Company’s Benefit Equalization Plan
(Non-Qualified Pension Plan Components)
The Benefit Equalization Plan consists of three
components:
•the Pension Restoration Plan (currently active);
•the TPC Benefit Equalization Plan (currently
inactive); and
•the Executive Savings Plan (currently inactive;
described under “—Non-Qualified Deferred
Compensation for 2025” below).
The Benefit Equalization Plan is not funded, and plan
participants have only an unsecured contractual
commitment by the Company to pay amounts owed
under the plan.
Pension Restoration Plan (Non-Qualified
Pension Plan)
The Pension Restoration Plan is a non-qualified pension
restoration plan which provides non-qualified pension
benefits on compensation and benefits in excess of the
qualified plan compensation limit and the benefit limit (if
applicable) under Internal Revenue Code income tax
provisions. Benefits under the plan accrue, in the same
manner as described above for the Company’s Pension
Plan, for pay and benefits in excess of the compensation
limit and the benefit limit (if applicable).
As of December 31, 2025, the named executive officers’
non-qualified pension account balances were as follows:

Name	Non-Qualified Account Balance at December 31, 2025(1)
Alan D. Schnitzer	$5,704,889
Daniel S. Frey	$1,500,343
Gregory C. Toczydlowski	$3,271,186
Avrohom J. Kess	$1,454,297
Michael F. Klein	$2,905,828
(1)These dollar amounts represent the participant’s account balance rather than the present value of the accumulated benefit, which is set forth in the “—Pension Benefits for 2025” table and calculated as described in footnote (2) to that table.

70	The Travelers Companies, Inc. | 2026 Proxy Statement
EXECUTIVE COMPENSATION
The plan’s normal retirement age is 65. However,
participants are eligible to receive a distribution from the plan any time after they vest (currently after three years
of service) and they separate from us, subject to a six-
month delayed payment requirement following
separation. Once separated from us, participants will
receive their benefit in ten annual installment payments
(for account balances greater than $50,000) or a single
lump-sum payment (for balances equal to or less than
$50,000). There are no special early retirement benefits.
To the extent that a participant’s qualified plan benefits
are determined under legacy benefit provisions, those
provisions can affect the benefits payable under the
Pension Restoration Plan.
TPC Benefit Equalization Plan (Non-Qualified
Pension Plan)
The TPC Benefit Equalization Plan is a non-qualified
pension plan. Benefit accruals were frozen as of January
1, 2002. As of January 1, 2009, the TPC Benefit
Equalization Plan was merged into the Benefit
Equalization Plan. Participants in the plan have cash-
balance accounts that accrue interest credits but no pay
credits. As of December 31, 2025, the non-qualified
account balance for Mr. Toczydlowski, the only participant
among the named executive officers, was as follows:

Name	Non-Qualified Account Balance at December 31, 2025(1)
Gregory C. Toczydlowski	$13,544
(1)This dollar amount represents the participant’s account balance rather than the present value of the accumulated benefit, which is set forth in the “—Pension Benefits for 2025” table and calculated as described in footnote (2) to that table.
Interest credits are applied quarterly to the prior quarter’s account balance. These interest credits are generally
based on the yield on 10-year treasury bonds, subject to
a minimum annual interest rate of 4.01%. The plan’s
normal retirement age is 65. However, Mr. Toczydlowski
is eligible to receive a distribution from the plan any time after becoming vested, attaining age 55 and separating
from us. The participant may elect to receive a lump-sum
payment, life annuity, 50% joint and survivor annuity, 75%
joint and survivor annuity or 100% joint and survivor
annuity. All payment forms are actuarially equivalent.
There are no special early retirement benefits. To the
extent that a participant’s qualified plan benefits are
determined under legacy benefit provisions, those
provisions can affect the benefits payable under the TPC
Benefit Equalization Plan.

Non-Qualified Deferred Compensation for 2025

The following table provides information regarding
contributions, earnings and balances for our named
executive officers under the active Deferred
Compensation Plan, as well as under the Executive
Savings Plan, which is closed to new deferrals. Under
each of the plans, no Company “match” is currently made
on amounts deferred, account balances are fully vested
at all times, and the Company does not provide any
opportunity for above-market or preferential earnings, nor
does it provide any minimum internal rate of return.
Additionally, the Deferred Compensation Plan and the
Executive Savings Plan do not permit “hardship”
withdrawals. The Deferred Compensation Plan and
Executive Savings Plan are not funded, and plan
participants have only an unsecured contractual
commitment by the Company to pay amounts owed
under each plan. Each of these plans is further described
below.

Name	Non-Qualified Deferred Compensation Plan Name	Executive Contributions in 2025(1) ($)	Company Contributions in 2025 ($)	Aggregate Earnings in 2025 ($)	Aggregate Withdrawals/ Distributions in 2025 ($)	Aggregate Balance at 12/31/25(2) ($)
Alan D. Schnitzer	Deferred Compensation Plan	—	—	2,098,998	—	15,236,025
Daniel S. Frey		—	—	—	—	—
Gregory C. Toczydlowski		—	—	—	—	—
Avrohom J. Kess	Deferred Compensation Plan	4,592,657	—	4,918,709	—	33,410,077
Michael F. Klein	Deferred Compensation Plan	—	—	146,040	—	1,430,111
	Executive Savings Plan	—	—	1,667	—	14,517
(1)Of Mr. Kess’s contributions, $493,174 was reported as “Salary” in the “Summary Compensation Table” for 2025 and $4,099,483, which was otherwise payable in 2026 for performance year 2025, was reported as “Non-Equity Incentive Plan Compensation” in the “Summary
Compensation Table” for  2025.
(2)Of the totals in this column, the following amounts have been reported in the “Summary Compensation Table” for this year and for previous years.

Name	2025	Previous Years	Total
Alan D. Schnitzer	—	$4,000,000	$4,000,000
Avrohom J. Kess	$4,592,657	$18,210,713	$22,803,370

2026 Proxy Statement | The Travelers Companies, Inc.	71
EXECUTIVE COMPENSATION
Deferred Compensation Plan
The Company’s Deferred Compensation Plan is a non-
qualified plan that, in 2025, allowed each U.S. employee
who is at the Vice President level or above to defer
receipt of up to 50% of his or her salary and/or up to
100% of his or her annual bonus until a date or dates
elected by the employee. Employees participating in the
Deferred Compensation Plan elect the time and form of
payout prior to the year in which the deferred amounts
are earned. These elections are irrevocable.
Participants in the plan may receive distributions of
deferred accounts in three situations: when the
participant terminates employment or retires (in which
case, payment will be made or commence six months
after the date of the termination or retirement) or upon a
distribution date the participant specifies in advance and
that occurs while the participant is still an employee of the
Company. If the participant’s balance is greater than
$10,000, the participant may elect to receive retirement
distributions and in-service distributions as a lump sum or
in up to ten annual installments. All other distributions will be paid in a lump sum. Balances remaining at the time of
the executive’s death will be paid in a lump sum, unless
distributions in installment payments have already begun.
Deferrals may be allocated among hypothetical
investment options that mirror the investment options
available under our qualified 401(k) Savings Plan.
As of December 31, 2025, Messrs. Schnitzer, Kess and
Klein were the only named executive officers with
account balances under the Deferred Compensation
Plan, as shown above.
Executive Savings Plan
The Executive Savings Plan is a legacy non-qualified
excess deferral plan that has been a component of the
Benefit Equalization Plan since it was established by The
St. Paul in 1976. It includes salary deferrals and
Company matching contributions made to the plan prior
to the closing of the plan to any new deferrals as of
January 1, 2005. Executives will receive distribution of
their vested accounts upon termination of employment
from the Company, with some accounts subject to a six-
month delayed payment requirement following
separation. Once separated from us, executives will
receive their benefits in ten annual installment payments
(for account balances greater than $50,000) or a single
lump sum (for balances of $50,000 or less). Balances
remaining at the time of the executive’s death will be paid
in a lump sum, unless distributions in installment
payments have already begun.
Deferrals may be allocated among hypothetical
investment options that mirror the investment options
available under our qualified 401(k) Savings Plan.
As of December 31, 2025, Mr. Klein was the only named
executive officer with an account balance under the
Executive Savings Plan, as shown above.
Potential Payments to Named Executive Officers Upon
Termination of Employment or Change in Control
The following table describes the potential payments and
benefits under the Company’s compensation and benefit
plans and contractual agreements to which the named
executive officers would have been entitled if a
termination of employment or change in control occurred
on the last business day of 2025.
The only agreements, arrangements or plans that entitle
executive officers to severance, perquisites or other
enhanced benefits upon termination of their employment
or change in control are:
•Mr. Schnitzer’s employment letter, as described
following the table;
•the individual non-solicitation and non-disclosure
agreements executed by members of our Management
Committee (other than Mr.  Schnitzer), as described
following the table;
•the non-competition agreements executed by all
members of the Management Committee, as described
in footnote (1) to the table;
•the Company’s Executive Severance Plan, as
described in footnote (3) to the table; and
•the terms of performance share and stock option
awards.
The amounts shown in the table below do not include:
•payments and benefits to the extent they are provided
generally to all salaried employees upon termination of
employment and do not discriminate in scope, terms or
operation in favor of the named executive officers
(including welfare benefits that are provided to all U.S.
retirees of the Company);
•regular pension benefits under our Pension Plan, the
Benefit Equalization Plan or the TPC Benefit
Equalization Plan (see “Post-Employment
Compensation—Pension Benefits for 2025” above);
and
•distributions of previously vested plan balances under
our 401(k) Savings Plan, the Deferred Compensation
Plan and the Executive Savings Plan (see
“Compensation Discussion and Analysis—Other
Compensation—Deferred Compensation” for
information about those plans generally and “Post-
Employment Compensation—Non-Qualified Deferred
Compensation for 2025” above for information about
the Deferred Compensation Plan and the Executive
Savings Plan).

72	The Travelers Companies, Inc. | 2026 Proxy Statement
EXECUTIVE COMPENSATION

Potential Payments to Named Executive Officers Upon Termination of Employment or Change in Control Table

Named Executive Officer	Involuntary Termination Without “Cause” or, if Applicable, Voluntary Termination for “Good Reason” ($)	Additional Value if Involuntary Termination without “Cause” or, if Applicable, Voluntary Termination for “Good Reason” Follows a Change in Control ($)	Change in Control ($)	Voluntary Termination without “Good Reason”, including Voluntary Retirement ($)	Disability ($)	Death ($)
Alan D. Schnitzer
Cash Severance Payment(1)	27,187,500	—	—	11,287,500	—	—
Acceleration of Equity Awards(2)	23,769,586	34,718,057	—	23,769,586	23,769,586	46,652,430
Value of Continuing Benefits(3)	64,047	—	—	9,089	—	—
Total Termination Benefits	51,021,133	34,718,057	—	35,066,175	23,769,586	46,652,430
Daniel S. Frey
Cash Severance Payment(1)	9,600,000	—	—	2,920,000	—	—
Acceleration of Equity Awards(2)	4,062,627	—	—	4,062,627	4,062,627	7,987,137
Value of Continuing Benefits(3)	11,614	—	—	7,464	—	—
Total Termination Benefits	13,674,241	—	—	6,990,091	4,062,627	7,987,137
Gregory C. Toczydlowski
Cash Severance Payment(1)	11,537,500	—	—	3,667,500	—	—
Acceleration of Equity Awards(2)	5,640,224	—	—	5,640,224	5,640,224	10,977,650
Value of Continuing Benefits(3)	11,614	—	—	7,464	—	—
Total Termination Benefits	17,189,338	—	—	9,315,188	5,640,224	10,977,650
Avrohom J. Kess
Cash Severance Payment(1)	10,953,750	—	—	3,542,500	—	—
Acceleration of Equity Awards(2)	—	4,727,793	—	—	4,727,793	9,201,640
Value of Continuing Benefits(3)	14,710	—	—	10,560	—	—
Total Termination Benefits	10,968,460	4,727,793	—	3,553,060	4,727,793	9,201,640
Michael F. Klein
Cash Severance Payment(1)	10,225,000	—	—	3,325,000	—	—
Acceleration of Equity Awards(2)	5,308,425	—	—	5,308,425	5,308,425	10,331,904
Value of Continuing Benefits(3)	14,710	—	—	10,560	—	—
Total Termination Benefits	15,548,135	—	—	8,643,985	5,308,425	10,331,904
(1)Cash Severance Payments:
•Under the terms of Mr. Schnitzer’s employment letter, severance payments in the event of an involuntary termination without “cause” or a voluntary termination for “good reason” (each as defined in his agreement and described following this table) are equal to two times his base salary at termination plus two times the greater of: (a) the average of his two most recent annual cash bonuses and (b) 250% of his base salary at the time of termination.
•Pursuant to the terms of the individual non-solicitation and non-disclosure agreements, each of the named executive officers (other than
Mr. Schnitzer) is eligible to receive a severance benefit if they are involuntarily terminated due to a reduction in force or for reasons other than “cause” or if they are asked to take a substantial demotion. All such named executive officers are eligible to receive a benefit equal to his total monthly cash compensation for at least 21 months (24 months for Messrs. Frey, Toczydlowski and Klein due to each having at least 10 years of service with the Company). For such named executive officers, total monthly cash compensation is equal to, at least,
1/12th of the executive’s annual base salary in effect at the time of his termination, plus the greater of: (a) 1/12th of the average of the executive’s two most recent annual cash bonuses or (b) 1/12th of 125% of the executive’s final annual base salary.
•The cash severance payments listed assume that there would be no cutback of payments to avoid subjecting the executives to an excise tax under Section 280G of the Internal Revenue Code.
•The named executive officers, along with other members of our Management Committee, are each subject to a non-competition agreement that entitles an executive to specified post-termination payments if the Company elects, at the time of termination, to impose a six-month non-compete period. Under the non-competition agreements, if the Company elects to impose a six-month non-compete period with respect to a particular executive and the executive complies with such obligations, the executive will be entitled to receive a lump-sum payment at the end of the period equal to the sum of (a) six months’ base salary plus (b) 50% of the executive’s average annual bonus for the prior two years plus (c) 50% of the aggregate grant date fair value of the executive’s average annual equity awards for the prior two years. The table above assumes that the Company will elect to impose the six-month non-compete period and will make

2026 Proxy Statement | The Travelers Companies, Inc.	73
EXECUTIVE COMPENSATION
the corresponding payments to each named executive officer in the event of a termination without “cause” or for “good reason” (including termination without “cause” or for “good reason” within 24 months following a “change of control”) or a voluntary termination without
“good reason”, including voluntary retirement. Under his employment letter, in the case of Mr. Schnitzer’s voluntary termination for “good reason” or involuntary termination without “cause” within 24 months following a “change in control”, the Company has elected to impose the six-month non-compete period.
(2)Acceleration of Equity Awards:
•“Acceleration of Equity Awards” is presented as the sum of the values as of the last business day of 2025 of the additional benefit from the acceleration of vesting, if any, of stock options and performance shares that would have occurred as a result of termination under the different circumstances presented. Performance share awards for the 2023-2025 performance period are treated as vested as of the last business day of 2025 and are not included in this table because the vesting of these awards is reflected in the “Option Exercises and
Stock Vested in 2025” table above and the shares are no longer reflected in the “Outstanding Equity Awards at December 31, 2025”
table above.
•The terms of Mr. Schnitzer’s employment letter provide for acceleration of all outstanding equity awards (after giving effect to the conversion of his performance-vesting awards into time-vesting awards upon a change in control) in the event of a termination by the
Company without “cause” or voluntary termination for “good reason”, but only if such termination occurs within 24 months following a change in control of the Company. Mr. Schnitzer’s outstanding equity awards would also become fully vested in the event of a change in control if the ultimate parent or surviving entity does not assume the awards. The table above assumes the ultimate parent or surviving entity would assume the awards and therefore does not reflect an incremental value for this circumstance.
•Outstanding unvested stock options and performance shares granted to all employees include “double triggered” vesting in the event of a termination by the Company without “cause” or voluntary termination for “good reason” that occurs within 24 months following a change in control of the Company (although Mr. Schnitzer’s vesting protection in connection with a change in control would continue to be governed by the terms of his employment letter as described above). In the case of stock option grants, any such termination would result in immediate accelerated vesting of the stock options. In the case of performance share grants, any such termination would result in a waiver of the service vesting conditions for such awards, but the ultimate vesting of the performance shares would remain subject to the achievement of the actual performance goals during the performance period (other than with respect to Mr. Schnitzer, whose performance shares would convert into time-vesting awards in connection with a change in control).
•For stock options, the additional benefit to the named executive officer resulting from the acceleration of vesting reflected in the table is the value that the named executive officer would receive if his employment terminated on the last business day of 2025. On the last business day of 2025, Messrs. Schnitzer, Frey, Toczydlowski and Klein met the “retirement rule”. Under the current provisions in their option award grants, had Mr. Schnitzer, Mr. Frey, Mr. Toczydlowski or Mr. Klein terminated employment as a result of involuntary termination without cause, termination for good reason, voluntary retirement, disability or death on the last business day of 2025, each would have been entitled to acceleration of their outstanding unvested stock option awards. Vested stock options may be exercised for up to three years (for grants prior to 2021) or five years (for grants made since 2021) from the termination date (one year in the case of death), but no later than the original option expiration date.
•On the last business day of 2025, Mr. Kess did not meet the “retirement rule”. Under the current provisions in his applicable option award grants, had the employment of Mr. Kess been involuntarily terminated (with or without cause) or voluntarily terminated on the last business day of 2025, vesting would have immediately stopped and all unvested options would have been canceled. If Mr. Kess terminated employment as a result of disability or death, his unvested option awards would have become fully vested and exercisable for up to one year from the termination date.
•The value of accelerated stock options, for purposes of this table, was determined by subtracting the exercise price of the original stock option from the closing stock price on the NYSE of $290.06 on the last business day of 2025, and multiplying the result, if a positive number (in-the-money), by the number of option shares that would vest as a result of termination.
•In the event of termination due to disability, the full number of performance shares originally granted plus allocated dividend equivalent shares would vest according to their original vesting schedule (that is, at the end of the performance period), to the extent that the goals for the applicable performance periods have been met. For Messrs. Schnitzer, Frey, Toczydlowski and Klein, in the event of termination due to a qualifying retirement, all of their performance shares would vest according to their original vesting schedule, to the extent that the goals for the applicable performance periods have been met. In the event of any other termination circumstances, the performance shares and attributed dividend equivalent shares would be forfeited, other than as described above in connection with some terminations following a change in control. Accordingly, no acceleration of vesting of the performance shares has been included under any termination circumstances other than death (or in the case of a qualifying termination following a change in control in the case of
Mr. Schnitzer’s performance shares) in the table above.
•In the event of a termination due to death, the full number of performance shares originally granted plus allocated dividend equivalent shares allocated to date would vest immediately at 100%. The amounts reflected in “Acceleration of Equity Awards” is determined by multiplying the closing stock price of $290.06 on the last business day of 2025, by the number of performance shares and related dividend equivalent shares that would be paid out upon death.
(3)Value of Continuing Benefits:
•For Mr. Schnitzer, the estimated value of continuing benefits as of the last business day of 2025 reflects two years of medical and dental premiums in the event of an involuntary termination without “cause” or a voluntary termination for “good reason”.
•For all of the named executive officers (other than Mr.  Schnitzer), the value of continuing benefits as of the last business day of 2025 reflects the cash value of nine months of outplacement services under the Company’s Executive Severance Plan in the event of involuntary termination without “cause” or voluntary termination for “good reason”. If the named executive officer has not secured viable employment within nine months, these outplacement services may be extended, at the Company’s discretion, on a month-to-month basis for an additional cost to the Company of $505 per month.
•As discussed under “Compensation Discussion and Analysis-—Non-Competition Agreements”, the named executive officers, along with other members of our Management Committee, are each subject to a non-competition agreement that entitles an executive to specified

74	The Travelers Companies, Inc. | 2026 Proxy Statement
EXECUTIVE COMPENSATION
post-termination payments if the Company elects, at the time of termination, to impose a six-month non-compete period. Under the non-
competition agreements, if the Company elects to impose a six-month non-compete period with respect to a particular executive and the executive complies with such obligations, the executive will be entitled to reimbursement for the cost of continuing health benefits on similar economic terms as in place immediately prior to the executive’s termination date during the six-month non-compete period or to payment of an equivalent amount, payable at the end of the period, and the value of these benefits (other than for Mr. Schnitzer) is reflected in the table above. In the case of Mr. Schnitzer, whose employment arrangement provides for the continuation of health benefits as explained above in this footnote (3) for a period longer than that specified in his non-competition agreement, no additional benefit is reflected with respect to his non-competition agreement in the case of voluntary termination for good reason or involuntary termination without cause.

Summary of Key Agreements

Mr. Schnitzer’s Employment Letter
On August 4, 2015, the Company entered into an
employment letter with Mr. Schnitzer, our Chairman and
Chief Executive Officer.
If Mr. Schnitzer’s employment is terminated without
“cause” or if he were to resign for “good reason” (each as
defined in his employment letter and summarized below),
he would be entitled to severance payments equal to two
times his base salary at termination plus two times the
greater of: (a) the average of his two most recent annual
cash bonuses and (b) 250% of his base salary at the time
of termination. Additionally, Mr. Schnitzer would be
entitled to receive up to 24 months of continued medical
benefits.
Upon a “change in control” (as defined in Mr. Schnitzer’s
non-competition agreement), all of his then-outstanding
performance-vesting equity awards would convert into
time-vesting awards based on actual performance
through the end of the Company’s most recently
completed fiscal year prior to the change of control (or
based on deemed target level performance, in the case of
awards outstanding for less than one year). Additionally, if
Mr. Schnitzer’s employment is terminated within 24
months following such a change of control by us other
than for “cause” or by him for “good reason”, Mr.
Schnitzer would also be entitled to full vesting of his
outstanding equity awards (after giving effect to the
adjustments described above in the case of performance-
based equity awards), and the Company will be deemed
to have exercised its “non-competition option” under the
non-competition agreement between the Company and
Mr. Schnitzer, which will subject Mr. Schnitzer to a six-
month covenant not to compete with the Company and
require the Company to make a corresponding payment
to Mr. Schnitzer as described more fully under
“Compensation Discussion and Analysis—Non-
Competition Agreements”.
The term “cause” is defined in his employment letter as
Mr. Schnitzer’s conviction of any felony, his willful
misconduct in connection with the performance of his
duties or his taking illegal action in his business or
personal life that harms the reputation or damages the
good name of the Company.
“Good reason” is generally defined in his employment
letter to include such situations as: (1) reduction in base
salary, bonus opportunity or aggregate
compensation opportunity; (2) a diminution in his title,
duties or responsibilities; (3) a consequential, involuntary relocation of his principal place of business; or (4) a
material breach by the Company of his employment letter.
Severance Under Non-Solicitation and
Non-Disclosure Agreements and Non-
Competition Agreements
Each of the named executive officers listed in the table
above (other than Mr. Schnitzer) is eligible to receive a
severance benefit under his respective non-solicitation
and non-disclosure agreement if asked to take a
substantial demotion or if any of them is involuntarily
terminated due to a reduction in force or for reasons other
than “cause” as defined in the agreements. The
severance benefit payable is equal to the executive’s total
monthly cash compensation for 21 to 24 months,
depending on his years of service with the Company, with
the total monthly cash compensation equal to, at least,
1/12th of the executive’s annual base salary in effect at
the time of the executive’s termination, plus the greater
of: (1) 1/12th of the average of the executive’s two most
recent annual cash bonuses or (2) 1/12th of 125% of final
annual base salary for any named executive officer
serving as Vice Chairman or an Executive Vice President
or equivalent. In addition, each of our named executive
officers is entitled to severance pursuant to the terms of a non-competition agreement, as more fully described
under “Compensation Discussion and Analysis — Non-
Competition Agreements”.
Equity Recapture/Recoupment Provisions
The Board has adopted policies requiring the
reimbursement and/or cancellation of all or a portion of
any incentive cash bonus or equity-based incentive
compensation awarded to a member of the Management
Committee or other officers who are subject to Section 16
of the Exchange Act in specified circumstances relating to
a restatement of Company financial results. In addition, in
connection with equity awards, each recipient accepts the
terms of an agreement that provides for the recapture by
us of the equity awards during a one-year period
following his or her departure, under specified
circumstances. See “Compensation Discussion and
Analysis—Recapture/Forfeiture Provisions”.

2026 Proxy Statement | The Travelers Companies, Inc.	75
2023 STOCK PLAN AMENDMENT

ITEM 4	Amendment to The Travelers Companies, Inc. Amended and Restated 2023 Stock Incentive Plan	Your Board recommends you vote FOR approval of the amendment to the Amended and Restated 2023 Stock Incentive Plan.

Overview
On February 4, 2026, upon the recommendation of our
Compensation Committee, our Board of Directors
unanimously approved an amendment to the 2023 Stock
Incentive Plan (as proposed to be amended, the
“Amended Plan”), subject to approval by our
shareholders at this Annual Meeting. If the Amended Plan
is approved by our shareholders, the number of shares
authorized for issuance under the plan will increase by
5,000,000 shares. No other amendments are being
proposed.
The 2023 Stock Incentive Plan was originally approved
by shareholders on May 24, 2023 and was amended and
restated by shareholders on May 21, 2025 (as amended
and restated, the “Existing Plan”). The Existing Plan is the
Company’s only compensation plan under which equity-
based awards may be made.
Importance of the 2023 Stock Incentive
Plan
Equity-based incentive compensation is an integral part
of our compensation program, which is designed to
reinforce a long-term perspective and to align the
interests of our employees and our non-employee
directors with those of our shareholders.
The Amended Plan will permit the Company to continue
to motivate employees and to attract new personnel by
providing incentives in the form of stock-based awards.
For example, with respect to the equity awards granted in
February 2026 in consideration of the 2025 performance
year:
•Over 8,300 employees, approximately 25% of our
current employees, received a portion of their annual
variable compensation in the form of equity-based
awards;
•More than 86% of the total annual grant value was
granted to employees who are not named executive
officers; and
•Performance-based long-term stock incentives
represented 63% of the total direct compensation for
our current Chief Executive Officer and an average of
40% of the total direct compensation for our other
named executive officers.
The ability to grant equity-based awards enables the
Company to:
•Support Pay for Performance and Alignment with
Shareholders. As described above, with respect to our
named executive officers and other senior employees
of the Company, a key element of our compensation
philosophy is to pay a meaningful portion of variable
compensation in the form of stock-based awards as we
believe that aligns employee and shareholder interests
and drives long-term value creation.
•Enhance employee motivation and retention. We use
equity-based awards to attract, retain and motivate
employees who are essential to executing our long-
term strategy and to align their interests with the
Company’s long-term performance. We believe
employee motivation and retention would be negatively
impacted if we could not grant equity-based awards.
•Decrease Reliance on Cash Compensation. In order to
attract and retain qualified personnel without equity-
based awards, we would likely be compelled to
increase the cash-based components of our
compensation program, which would not provide the
Company or our shareholders with the same benefits
as providing equity awards and would limit cash
available for other purposes.
Features of the Amended Plan Designed
to Protect Shareholder Interests
The Amended Plan includes several features designed to
protect shareholder interests and to reflect our
compensation philosophy:
•No “evergreen” provision (i.e., no automatic increase in
the number of shares available under the plan).
•No grants of below-market stock options or stock
appreciation rights (“SARs”).
•No repricing of stock options or SARs.
•No payments of dividends or dividend equivalents on
performance shares unless performance goals are
satisfied and the underlying performance awards vest.
•No payment of dividends or dividend equivalents on
stock options or SARs.
•Awards are subject to forfeiture/clawback pursuant to
Company policy.
•50% acquisition and completion of the applicable
transaction in order to trigger a change in control.

76	The Travelers Companies, Inc. | 2026 Proxy Statement
2023 STOCK PLAN AMENDMENT
Prudent Share Request
We have a long track record of managing our equity-
based compensation program judiciously. We review our
equity usage and projections regularly, and strive to
balance talent attraction and retention with affordability
and dilution. See our average burn rate and projected
dilution under “Share Usage Rate and Dilution” herein.
We currently expect that the additional shares we are
seeking will cover our equity compensation program
needs for at least three years, based on our historical
grant practices and the recent market price of our stock,
and appropriately balances administrative efficiency and
shareholder oversight.
Number of Shares Subject to the
Amended Plan
•5,789,184 shares were approved by shareholders to
be available for grant at the time the Existing Plan was
initially adopted in 2023 (5.8 million less the number of
shares, 10,816, covered by awards granted under the
2014 Stock Incentive Plan between March 28, 2023
and May 23, 2023).
•An additional 2,100,000 shares were approved by
shareholders to be available for grant at the
Company’s 2025 annual meeting of shareholders.
•3,982,446 shares remain available for grant under the
Existing Plan as of March 23, 2026.
•If approved by shareholders, 5,000,000 additional
shares would be made available for grant under the
Amended Plan.
Share Usage Rate and Dilution
•Our average share usage rate, sometimes referred to
as unadjusted burn rate, over the three years ended
December 31, 2025 (calculated as equity-based
awards granted under our equity compensation plan(s)
for the relevant year, divided by average basic
common shares outstanding for that year) was
approximately 0.70%.
•The potential dilution (calculated as defined below)
resulting from issuing all 5,000,000 additional shares
authorized under the Amended Plan, plus the
3,982,446 shares that remain available for grant as of
March 23, 2026, and taking into account outstanding
awards, would be 7.55% on a fully-diluted basis.
•Share repurchases are an important component of our
disciplined capital management strategy. During 2025,
we returned $3.2 billion to shareholders through share
repurchases, and in each of the last three years, the
number of shares repurchased exceeded the number
of equity-based awards granted. However, share
repurchases also increase burn rate and negatively
impact dilution (calculated as defined below) because
they lower the total number of shares outstanding.
The following table provides detail regarding the potential
dilution under the Amended Plan as of the Record Date
(March 23, 2026):

Number of securities to be issued upon exercise of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)		Number of additional shares requested to be made available for grant		Shares of common stock outstanding as of March 23, 2026	Dilution(4)
8,386,059	(1)	3,982,446	(2)	5,000,000	(3)	212,642,789	7.55%
(1)Consists of the following grants outstanding under our Existing Plan and the Company’s Amended and Restated 2014 Stock Incentive Plan
(as amended) (the “2014 Stock Incentive Plan”), which was replaced by the Existing Plan: (a) 6,080,421 stock options, (b) 755,999 performance shares and dividend equivalents accrued thereon assuming issuance of 100% of performance shares granted, (c) 1,398,505 restricted stock units, (d) 136,068 director deferred stock awards and accrued dividend equivalents and (e) 15,066 Common Stock units credited to the deferred compensation accounts of certain non-employee directors in lieu of cash compensation, at the election of such directors. No right to dividends or dividend equivalents is granted on outstanding stock options.
The weighted average exercise price of the 6,080,421 stock options outstanding as of March 23, 2026 was $181.37, and the weighted average remaining term was 5.95 years.
(2)Represents shares that are available for grant under the Existing Plan as of March 23, 2026.
(3)Represents additional shares that will be available for grant under the Amended Plan if the Amended Plan is approved by shareholders.
(4)Dilution is calculated by dividing (a) the sum of (1) the number of securities to be issued upon exercise of outstanding options, warrants and rights and (2) the 3,982,446 shares remaining available for grant under the Existing Plan as of March 23, 2026 and (3) the 5,000,000
additional shares requested to be made available for grant if this proposal is approved by shareholders by (b) the sum of (1), (2) and (3)
above and the number of shares of Common Stock outstanding as of March 23, 2026.

2026 Proxy Statement | The Travelers Companies, Inc.	77
2023 STOCK PLAN AMENDMENT
Stock Awards Granted under the 2023
Stock Incentive Plan
No awards made under the Amended Plan prior to the
date of the Annual Meeting were granted subject to
shareholder approval of this proposal. The number and
types of awards that will be granted under the Amended
Plan in the future are not determinable, as the
Compensation Committee will make these determinations
in its sole discretion. The following table sets forth
information with respect to the number of outstanding
stock options, restricted stock units, performance shares,
director deferred stock units and Common Stock units
that have been granted to the named executive officers
and the specified groups set forth below under the
Existing Plan as of March 23, 2026. On March 23, 2026,
the closing price of the underlying shares of our Common
Stock traded on the NYSE was $295.52 per share.

Name and Principal Position	Stock Options	Restricted Stock Units	Performance Shares(1)	Director Deferred Stock Awards and Common Stock Units(2)
Alan D. Schnitzer Chairman and Chief Executive Officer
	276,101	—	116,464	—
Daniel S. Frey Executive Vice President and Chief Financial Officer
	45,251	—	19,067	—
Gregory C. Toczydlowski Executive Vice President and President, Business Insurance
	61,454	—	25,895	—
Avrohom J. Kess Vice Chairman and Chief Legal Officer
	51,427	—	21,669	—
Michael F. Klein Executive Vice President and President, Personal Insurance
	57,897	—	24,397	—
All executive officers as a group (13 persons)	706,166	—	297,651	—
All non-executive directors as a group (9 persons)	—	—	—	26,474
Each associate of the above-mentioned directors or executive officers	—	—	—	—
Each other person who received or is to receive 5% of such options, warrants or rights	—	—	—	—
All employees (other than executive officers) as a group (10,302 persons)	1,154,522	1,330,639	429,209	—
(1)Represents performance shares and dividend equivalents accrued thereon assuming issuance of 100% of performance shares granted.
Please see the “Compensation Discussion and Analysis” section of this Proxy Statement for additional detail on the performance share awards.
(2)Please see the “Non-Employee Director Compensation” section of this Proxy Statement for additional detail regarding the non-employee director deferred stock awards and Common Stock units.

Summary of Material Terms of the Amended Plan

The following summary of the material terms of the
Amended Plan is qualified in its entirety by reference to
the complete text of the Amended Plan, which is attached
hereto as Annex B.
Purpose
The purposes of the Amended Plan are to: (1) attract and
retain employees, non-employee directors, consultants
and other service providers of the Company and its
affiliates (“Eligible Persons”) by providing Eligible Persons with incentive-based compensation in the form of
Company Common Stock, (2) attract and compensate
non-employee directors for service as Board and
committee members, (3) encourage decision-making
based upon long-term goals and (4) align the interest of
Eligible Persons with that of the Company’s shareholders
by encouraging such persons to acquire a greater
ownership position in the Company.
Types of Awards
The Amended Plan provides for grants of the following
specific types of awards, and also permits other equity-
based or equity-related awards (each, an “Award” and,
collectively, “Awards”). Each Award will be evidenced by
an award agreement (an “Award Agreement”), which will
govern that Award’s terms and conditions.
Options and Stock Appreciation Rights (SARs).
An option entitles the recipient to purchase a share of
Common Stock at an exercise price specified in the
Award Agreement (including through net settlement or a
cashless exercise through a broker facility, to the extent
permitted by the Compensation Committee). The

78	The Travelers Companies, Inc. | 2026 Proxy Statement
2023 STOCK PLAN AMENDMENT
Amended Plan permits grants of options that qualify as
“incentive stock options” under Section 422 of the Code
(ISOs) and nonqualified stock options. A SAR may entitle
the recipient to receive shares of Common Stock, cash or
other property on the exercise date having a value equal
to the excess of the market value of the underlying
shares of Common Stock on the exercise date over the
exercise price specified in the Award Agreement. Options
and SARs will become exercisable as and when specified
in the Award Agreement but not later than 10 years after
the date of grant. Vested and exercisable options and
SARs that are in-the-money will generally be exercised
automatically (through net settlement in the case of
options) if they remain unexercised as of the Award
expiration date. The Amended Plan provides that we may
not reset the exercise price for previously granted options
and SARs without obtaining shareholder approval and
that we generally may not issue any options or SARs with
an exercise price less than the closing trading price of a
share of Common Stock on the NYSE on the date of
grant.
Restricted Stock and Restricted Stock Units
(RSUs)
Grants of restricted stock are shares of Common Stock
that have been registered in the recipient’s name, but that
are subject to transfer restrictions and may be subject to
forfeiture or vesting conditions for a period of time as
specified in the Award Agreement. The recipient of
restricted stock has the rights of a shareholder, including
voting and dividend rights, subject to any restrictions and
conditions specified in the Award Agreement. An RSU
represents an unfunded, unsecured obligation by the
Company to deliver a share of Common Stock (or cash or
other securities or property) at a future date upon
satisfaction of the conditions specified in the Award
Agreement. The conditions, vesting and forfeiture
provisions for awards of restricted stock and RSUs are
within the discretion of the Compensation Committee.
Performance Awards
Performance Awards entitle a recipient to future
payments of Common Stock or other property (including
cash) based upon the attainment of performance
conditions established in writing by the Compensation
Committee. Payment is made in cash, shares of Common
Stock or any combination thereof, as determined by the
Compensation Committee. The Award Agreement
establishing a performance award may establish that a
portion of an Award will be paid for performance that
exceeds the minimum target but falls below the maximum
target available to the Award. The relevant Award
Agreement will also provide for the timing of payment as
determined by the Compensation Committee.
The performance conditions upon which performance
Awards may be based include one or more of the
following: earnings per share; earnings before interest
and tax; net income; adjusted net income; core income;
stock price; total shareholder return; market share; return
on equity; cash return on equity; achievement of profit,
loss and/or expense ratio; revenue targets; cash flows;
book value; return on assets; return on capital;
improvements in capital structure; revenues or sales;
working capital; credit rating; improvement in workforce
diversity; employee retention; closing of corporate
transactions; customer satisfaction; or implementation,
completion or attainment of products or projects. For
purposes of defining performance conditions, the
Compensation Committee may elect to exclude the
impact of extraordinary or non-recurring items.
Other Stock-Based Awards
The Compensation Committee may issue unrestricted
shares of Common Stock, or other awards denominated
in Common Stock (including, but not limited to, stock and
deferred stock units), alone or in tandem with other
Awards, in such amounts and subject to such terms and
conditions as the Compensation Committee shall from
time to time in its sole discretion determine.
Dividends and Dividend Equivalent Rights
An Award may, if determined by the Compensation
Committee, provide for the right to receive dividend
payments or dividend equivalent payments with respect
to Common Stock subject to the Award, which payments
may be made either currently or credited to an account
for the Award recipient and may be settled in cash or
Common Stock. Under the Amended Plan, no payments
will be made in respect of dividends or dividend
equivalent rights on any performance-based Awards
unless and until the corresponding portion of the
underlying Award is earned, and no dividend equivalent
rights may be granted with respect to stock options or
SARs that were granted under any prior equity incentive
plan of the Company.
Administration
Awards may be granted by the Compensation Committee
of the Board or a subcommittee of the Compensation
Committee, or such other committee of the Board or the
full Board. Unless otherwise determined by the Board,
any such committee will consist of no less than two
directors who are intended to qualify as “independent
directors” within the meaning of Rule 303A of the NYSE’s
Listed Company Manual, and as “non-employee
directors” within the meaning of Rule 16b-3 under the
Exchange Act. The Compensation Committee may at any
time delegate to a committee of the Board or one or more
officers of the Company some or all of the Committee’s
authority over the administration of the Amended Plan,
subject to certain exceptions.
The number of employees selected to receive Awards will
likely vary from year to year. The Compensation
Committee has the authority to determine the type and
timing of Awards, to select the Award recipients and to
determine the terms of each Award, including, among

2026 Proxy Statement | The Travelers Companies, Inc.	79
2023 STOCK PLAN AMENDMENT
other things, any modifications of the Award, applicable
restrictions, termination and vesting conditions. The
Compensation Committee has the authority to establish
terms of Awards relating to a recipient’s retirement, death, disability, leave of absence or termination of employment.
The Compensation Committee also has the full and
exclusive power to administer and interpret the Amended
Plan and to adopt such administrative rules, regulations,
procedures and guidelines governing the Amended Plan
and the Awards as it may deem necessary in its
discretion, from time to time.
Eligibility
Awards under the Amended Plan may be granted to
employees, non-employee directors, consultants or other
service providers with respect to the Company or its
affiliates.  As of December 31, 2025, we had 9 non-
employee directors and approximately 20,300 eligible
employees based on established criteria utilized by the
Compensation Committee in determining awards. The
Compensation Committee may also grant stock options,
SARs, restricted stock, performance awards or other
Awards under the Amended Plan in substitution for, or in
connection with the assumption of, existing options,
SARs, restricted stock, performance awards or other
awards granted, awarded or issued by another entity and
assumed or otherwise agreed to be provided for by the
Company pursuant to or by reason of a transaction
involving a merger, consolidation, plan of exchange,
acquisition of property or stock, separation,
reorganization or liquidation to which the Company or any
subsidiary is a party. The terms and conditions of the
substitute Awards may vary from the terms and
conditions set forth in the Amended Plan to the extent the
Compensation Committee at the time of the grant may
deem appropriate.
Future Grants
Because no Awards under the Amended Plan have yet
been granted by the Compensation Committee, we
cannot determine the benefits or amounts that will be
received or allocated in the future under the Amended
Plan.
Number of Shares Available for Issuance
The number of shares of Common Stock available and
reserved for grant of Awards under the Amended Plan is
12,889,184, which may consist of shares that are
authorized but unissued, or previously issued shares
reacquired by the Company, or both. In addition, any
shares subject to awards under the 2014 Stock Incentive
Plan that are outstanding as of the date the Amended
Plan is approved by shareholders and subsequently
expire, are canceled, settled in cash or otherwise
terminate without the issuance of shares of Common
Stock in respect thereof will be available for award grants
under the Amended Plan.
The Amended Plan provides that the following are not
counted towards the maximum number of shares and are
available for future grants under the Amended Plan:
•shares of Common Stock subject to an Award that
expires unexercised, that is forfeited, terminated or
canceled, that is settled in cash or other forms of
property, or otherwise does not result in the issuance
of shares of Common Stock, in whole or in part;
•shares that are used by an Award recipient (whether
delivered by the recipient or retained by the Company
pursuant to the recipient’s authorization) to pay the
exercise price of stock options and shares used to pay
withholding taxes on Awards generally; and
•shares purchased by the Company in the open market
using Option Proceeds (as defined in the Amended
Plan); provided, however, that the increase in the
number of shares of Common Stock available for grant
pursuant to such market purchases shall not be greater
than the number that could be repurchased at fair
market value on the date of exercise of the stock
option giving rise to such Option Proceeds.
In addition, the number of shares of Common Stock
available for grant under the Amended Plan will not be
reduced by shares subject to Awards granted under the
Amended Plan upon the assumption of or in substitution
for awards granted by a business or entity that is merged
into or acquired by the Company.
Adjustments
In the event of any share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off,
combination or transaction or exchange of shares or
other corporate exchange, equity restructuring,
distribution to shareholders other than regular cash
dividends, or any similar transaction, the Compensation
Committee is to make equitable adjustments to:
•the maximum number and kind of shares available for
issuance under the Amended Plan;
•the maximum number of shares for which Awards may
be granted during a specified period to any recipient;
and
•any other affected terms of Awards.

80	The Travelers Companies, Inc. | 2026 Proxy Statement
2023 STOCK PLAN AMENDMENT
Repricing Prohibited
The Compensation Committee may not amend any stock
option or SAR granted under the Amended Plan to
decrease the exercise price or strike price thereof, or
cancel an option or SAR (1) in exchange for a cash
payment exceeding the fair market value of the shares
covered by the Award over the corresponding exercise or
strike price for such Award or (2) in conjunction with the
grant of any new stock option or SAR or other Award with
a lower exercise price or strike price, or otherwise take
any such action that would be treated under the rules of
the NYSE as a “repricing” of such stock option or stock
appreciation right, unless such amendment, cancellation
or action is approved by the Company’s shareholders in
accordance with applicable law and rules of the NYSE.
Forfeiture/Clawback
Any Awards may be subject to reduction, cancellation,
forfeiture or recoupment to the extent required by
applicable law, NYSE rules or as provided in the relevant
Award Agreement.
Change of Control
Upon a Change of Control (as defined in the Amended
Plan), the Amended Plan does not provide for automatic
vesting or acceleration; however, the Compensation
Committee may, in its discretion, at the time an Award is
made or at any time prior to, coincident with or after the
time of a Change of Control:
•provide for the purchase or cancellation of such
Awards, for an amount of cash (if any) equal to the
amount which could have been obtained upon the
exercise or realization of such rights had such Awards
been currently exercisable or payable;
•make such adjustment to the Awards then outstanding
as the Compensation Committee deems appropriate to
reflect such transaction or change (including
acceleration of vesting); and/or
•cause the Awards then outstanding to be assumed, or
new rights substituted therefor, by the surviving
corporation in such Change of Control.
The Compensation Committee may, in its discretion,
include such further provisions and limitations in any
Award document as it may deem equitable and in the
best interests of the Company.
Transferability; Deferrals
The Compensation Committee may permit (on such
terms, conditions and limitations as it determines) an
Award to be transferred or transferable to family
members, charities or estate planning vehicles for no
consideration and only to the extent permissible by law
and, in the case of an ISO, to the extent permissible
under Section 422 of the Internal Revenue Code. Other
than as stated in the preceding sentence, no Award may
be assigned, alienated, pledged, attached, sold or
otherwise transferred or encumbered by a recipient
otherwise than by will or by the laws of descent and
distribution.
The Compensation Committee may require or permit
award recipients to elect to defer the issuance of shares
or the settlement of Awards in cash under such rules and
procedures as it may establish under the Amended Plan.
It may also provide that deferred settlements include the
payment or crediting of interest or dividend equivalents
on the deferral amounts.
Amendment and Termination
The Board may amend, suspend or terminate the
Amended Plan or any portion thereof at any time,
provided that, (1) no amendment shall be made without
shareholder approval if such approval is necessary in
order for the Amended Plan to continue to comply with
the rules of the NYSE, and (2) no amendment,
suspension or termination may materially adversely affect
any outstanding Award without the consent of the person
to whom such Award was made. The Amended Plan will
terminate on May 24, 2033, unless terminated prior to
that date.
U.S. Federal Income Tax Treatment of
Plan Awards
The following is a brief summary of the principal U.S.
federal income tax consequences of transactions under
the Amended Plan based on current U.S. federal income
tax laws. This summary is not intended to be exhaustive,
does not constitute tax advice and, among other things,
does not describe state, local or foreign tax
consequences.
Non-Qualified Options. No taxable income is realized by
a participant upon the grant of an option. Upon the
exercise of a non-qualified option, the participant will
recognize ordinary compensation income in an amount
equal to the excess, if any, of the fair market value of the shares of Common Stock exercised over the aggregate
option exercise price. Income and payroll taxes are
required to be withheld by the participant’s employer on
the amount of ordinary income resulting to the participant
from the exercise of an option. The amount recognized as
income by the participant is generally deductible by the
participant’s employer for federal income tax purposes,
subject to the possible limitations on deductibility of
compensation paid to some executives under Section
162(m) of the Internal Revenue Code. The participant’s
tax basis in shares of Common Stock acquired by
exercise of an option will be equal to the exercise price
plus the amount taxable as ordinary income to the
participant.
Upon a sale of the shares of Common Stock received by
the participant upon exercise of the option, any gain or
loss will generally be treated for federal income tax

2026 Proxy Statement | The Travelers Companies, Inc.	81
2023 STOCK PLAN AMENDMENT
purposes as long-term or short-term capital gain or loss,
depending upon the holding period of that stock. The
participant’s holding period for shares acquired upon the
exercise of an option begins on the date of exercise of
that option. If the participant pays the exercise price in full or in part by using shares of previously acquired Common
Stock, the exercise will not affect the tax treatment
described above, and no gain or loss generally will be
recognized to the participant with respect to the
previously acquired shares. The shares received upon
exercise which are equal in number to the previously
acquired shares used will have the same tax    basis as the
previously acquired shares surrendered to us and will
have a holding period for determining capital gain or loss
that includes the holding period of the shares used. The
value of the remaining shares received by the participant
will be taxable to the participant as compensation. The
remaining shares will have a tax basis equal to the fair
market value recognized by the participant as
compensation income, and the holding period will
commence on the exercise date.
Incentive Stock Options. No taxable income is realized
by a participant upon the grant or exercise of an ISO;
however, the exercise of an ISO will give rise to an item
of tax preference that may result in alternative minimum
tax liability for the participant. If shares of Common Stock are issued to a participant after the exercise of an ISO
and if no disqualifying disposition of those shares is made
by that participant within two years after the date of grant or within one year after the receipt of those shares by that participant, then:
•upon the sale of those shares, any amount realized in
excess of the option exercise price will be taxed to that
participant as a long-term capital gain, and
•the Company will be allowed no deduction.
If shares of Common Stock acquired upon the exercise of
an ISO are disposed of prior to the expiration of either
holding period described above, that disposition would be
a “disqualifying disposition,” and generally:
•the participant will realize ordinary income in the year
of disposition in an amount equal to the excess, if any,
of the fair market value of the shares on the date of
exercise, or, if less, the amount realized on the
disposition of the shares, over the option exercise
price, and
•the Company will be entitled to deduct that amount.
Any other gain realized by the participant on that
disposition will be taxed as short-term or long-term capital gain and will not result in any deduction to us. If a
participant pays the exercise price in full or in part with
previously acquired shares of Common Stock, the
exchange will not affect the tax treatment of the exercise.
Upon the exchange, no gain or loss generally will be
recognized upon the delivery of the previously acquired
shares to us, and the shares issued in replacement of the
shares used to pay the exercise price will have the same
basis and holding period for capital gain purposes as the
previously acquired shares. A participant, however, would
not be able to utilize the holding period for the previously acquired shares for purposes of satisfying the ISO
statutory holding period requirements. Additional shares
of Common Stock will have a basis of zero and a holding
period that commences on the date the Common Stock is
issued to the participant upon exercise of the ISO. If this
exercise is effected using shares of common stock
previously acquired through the exercise of an ISO, the
exchange of the previously acquired shares may be a
disqualifying disposition of that common stock if the
holding periods discussed above have not been met.
If an ISO is exercised at a time when it no longer qualifies as an ISO, the option will be treated as a nonqualified
option. Subject to some exceptions for disability or death,
an ISO generally will not be eligible for the federal income tax treatment described above if it is exercised more than
three months following a termination of employment.
Stock Appreciation Rights. Upon the exercise of a
SAR, the participant will recognize compensation income
in an amount equal to the cash received plus the fair
market value of any Common Stock received from the
exercise. The participant’s tax basis in the shares of
Common Stock received on exercise of the SAR will be
equal to the compensation income recognized with
respect to the Common Stock. The participant’s holding
period for shares acquired after the exercise of a SAR
begins on the exercise date. Income and payroll taxes
are required to be withheld on the amount of
compensation attributable to the exercise of the SAR,
whether the income is paid in cash or shares. Upon the
exercise of a SAR, the participant’s employer will
generally be entitled to a deduction in the amount of the
compensation income recognized by the participant,
subject to the requirements of Section 162(m) of the
Internal Revenue Code, if applicable.
Restricted Stock, Restricted Stock Units and Other
Stock-Based Awards. Restricted stock that is subject to
a substantial risk of forfeiture generally results in income recognition by the participant in an amount equal to the
excess of the fair market value of the shares of stock over
the purchase price, if any, of the restricted stock at the
time the restrictions lapse. However, if permitted by the
Company, a recipient of restricted stock may make an
election under Section 83(b) of the Internal Revenue
Code to instead be taxed on the excess of the fair market
value of the shares granted, measured at the time of
grant and determined without regard to any applicable
risk of forfeiture or transfer restrictions, over the purchase price, if any, of such restricted stock. A participant who
has been granted shares of Common Stock that are not
subject to a substantial risk of forfeiture for federal
income tax purposes will realize ordinary income in an
amount equal to the fair market value of the shares at the
time of grant. A recipient of RSUs, performance awards or

82	The Travelers Companies, Inc. | 2026 Proxy Statement
2023 STOCK PLAN AMENDMENT
other stock-based awards (other than restricted stock) will
generally recognize ordinary income at the time that the
award is settled in an amount equal to the cash and/or
fair market value of the shares received at settlement. In
each of the foregoing cases, the Company will have a
corresponding deduction at the same time the participant
recognizes such income, subject to the requirements of
Section 162(m) of the Internal Revenue Code, if
applicable.
Registration with the SEC
If the amendment described in this Item 4 is approved by
shareholders, the Company will file a Registration
Statement on Form S-8 with the SEC with respect to the
shares of the Company’s Common Stock to be registered
pursuant to the Amended Plan, as soon as reasonably
practicable following shareholder approval.
1 https://www.insurancejournal.com/news/national/2024/03/07/763884.htm
2 https://www.insurancebusinessmag.com/us/news/property/pandc-returns-to-underwriting-profit-in-2024-529406.aspx
3 https://investor.travelers.com/newsroom/press-releases/news-details/2025/Travelers-Reports-Exceptional-Fourth-Quarter-and-Full-Year-Results/default.aspx
4 https://www.sfchronicle.com/california/article/travelers-insurance-rates-19441039.php
5 https://investinginclimatechaos.org/data?org=Travelers
6 https://www.insurancejournal.com/news/national/2024/09/26/794409.htm
7 https://www.newyorker.com/news/the-financial-page/the-home-insurance-crisis-that-wont-end-after-hurricane-season
8 https://climateandcommunity.org/research/insurance-financial-stability/
9 https://asset.trvstatic.com/download/assets/Travelers_SustainabilityReport2024.pdf/dd9536f6147211f0b1567e3dc6af4176 p.5
10https://asset.trvstatic.com/download/assets/Travelers_TCFDReport2024.pdf/db0c21f6147211f093342a4bfe896913

2026 Proxy Statement | The Travelers Companies, Inc.	83
SHAREHOLDER PROPOSALS

ITEM 5	Shareholder Proposal Relating to a Report on Climate-Related Pricing and Coverage Decisions	Your Board recommends you vote AGAINST this Shareholder Proposal Relating to a Report on Climate-Related Pricing and Coverage Decisions

As You Sow, located at 11461 San Pablo Ave. Suite 400
El Cerrito, CA 94530 has advised us that it plans to
introduce the following resolution on behalf of the As You
Sow Foundation Fund (“Proponent”) and co-filers.
Proponent represents that it is the beneficial holder of 50
shares of the Company’s common stock.
WHEREAS: The United States is facing a climate-related
insurance crisis. National insurance underwriting losses
have risen dramatically, reaching a 10-year high of $38
billion in 2023, primarily due to climate-related factors
including more frequent and intense weather related
natural disasters and storms, reinsurance price
increases, and rebuilding related inflation.1 While the
industry returned to underwriting profitability in 2024
through aggressive rate increases and policy non-
renewals, catastrophe losses remained elevated—2024
was the second-costliest year for such losses.2
Travelers, one of California's largest home insurers, is no
exception. Its catastrophe losses increased from $1.85
billion in 2021 to $3.33 billion in 2024.3 In response, in
2024 Travelers requested approval to increase California
rates by an average 15% for 320,000 policyholders and
dropped policies in risky markets.4 Yet, despite growing
climate-related losses, Travelers continues to invest in
and underwrite high carbon emitting companies. In 2024,
Travelers had $1.9 billion invested in high-emitting
companies.5
Increasing insurance rates and reducing insurance
coverage in high-risk markets transfers the financial
burden of climate change to policyholders, investors, and
taxpayers. With nationwide insurance premiums
increasing 34% between 2017 and 20236— a rate 40%
higher than inflation7— the number of Americans unable
to afford insurance is increasing. The Consumer
Federation of America estimates that 6.1 million
households are uninsured, putting $1.6 trillion in property
value at risk.8
As Travelers’ cancellations grow and climate-related rate
increases outprice its customer base, it is unclear how
Travelers will successfully maintain its homeowner
business line, which makes up 50% of its personal
insurance business.9
In Traveler’s TCFD climate risk discussion, the insurer
notes it can reduce growing climate risk by adjusting its
pricing and exposure in certain geographies — that is, by
raising rates and reducing coverage.10 However,
Travelers fails to explain if or how it can retain sufficient homeowners’ policies to remain profitable as it makes
these adjustments, especially as competition for limited
markets grows.
Without transparent disclosure of how climate-driven
pricing and coverage decisions affect customer retention
and business viability, shareholders cannot adequately
assess the long-term financial sustainability of Travelers'
largest personal insurance segment or evaluate the
insurer’s response to escalating climate risks.
RESOLVED: Shareholders request that Travelers
provide, in its existing climate reporting, the expected
impact of climate-related pricing and coverage decisions
on the sustainability of its homeowners’ insurance
customer base under a range of climate scenarios in the
near, medium, and long-term.

84	The Travelers Companies, Inc. | 2026 Proxy Statement
SHAREHOLDER PROPOSALS
Your Company’s Response
The Board of Directors unanimously recommends that shareholders vote AGAINST this proposal for the following reasons.
After thoughtfully considering the proposal, the Board believes that the proposal’s prescriptive request is not in the best interest of shareholders. The Board believes that the proposal’s request would amount to an unjustified use of significant management time and corporate resources for the following reasons:
•The Company already provides extensive
disclosures and has a comprehensive approach to
identifying and mitigating climate-related risks in
its business, which has proven effective.
•The proposal contemplates that the Company report
on one of many risks it considers in its complex
underwriting process, which would not be meaningful
to investors.
•The proposal is premised on false and misleading
statements that call into question the purported need
for the reporting requested by the proposal and
undermine the very foundation of the proposal.
Importantly, the Company further notes that it is not
aware of any other insurance company that provides
disclosure similar to what is being requested by the
proposal.
The Company further notes that the resolution contained
in this proposal is identical to that of a proposal submitted to a shareholder vote last year and was rejected by
more than 87% of the shares voting on the proposal.

The Company Already Provides Extensive Disclosures and Has a Comprehensive and Effective Approach to Identifying and Mitigating Climate-Related Risks in Its Business.

In light of the Company’s existing extensive disclosures
and comprehensive and effective approach to identifying
and mitigating climate-related risks in its business, the
additional detailed and prescriptive reporting requested
by the proposal would amount to an unjustified use of
significant Company time and resources. The Company
further notes that it is not aware of any other insurance
company that provides disclosure similar to what is
being requested by the proposal, and in the
Company’s engagement with the proponent, the
proponent acknowledged the same.
The Company takes comprehensive measures to identify
and mitigate climate-related risks in its business. As
stated in the Company’s report consistent with the
recommendations of the Task Force on Climate-related
Financial Disclosures (“TCFD Report”), “[u]nderstanding
climate-related effects on weather perils is part of our
fundamental evaluation process in connection with the
underwriting and pricing of risks related to many of our
products.” Because, as the Company notes in its TCFD
Report, incorporating weather and climate variability into
the Company’s underwriting and pricing decisions is
“[c]ore to our strategy,” the Company has made
significant investments in technology, data and analytics
and personnel to refine its view of – and effectively
manage – weather- and climate-related risks and to
inform its business strategy. For example, as discussed in
the Company’s TCFD Report:
Given our longstanding focus on changing climate
conditions, our Catastrophe Risk Management
group, which assesses catastrophe risk and
manages the development of our strategic
catastrophe efforts, includes experts in data science,
geophysics and meteorology, including climate and
flood science, wind and structural engineering. We
have also established dedicated teams for each
catastrophe peril, with the goal of developing
industry-leading scientific and underwriting
expertise. We have incorporated our learnings into
our product development, risk selection, pricing,
capital allocation and claim response.
The insights we have developed have enabled us to
supplement standard vendor catastrophe models
with our own sophisticated peril-by-peril view. This
approach gives us a refined granular view of
catastrophe risk, incorporating proprietary variables,
such as complex roof characteristics, tree and brush
density and location intelligence down to the parcel
level. These variables are incorporated into our
product development, enhancing our segmentation.
They are also integrated into proprietary algorithms
that we use at the point of sale to inform risk
selection and decisions about terms and conditions.
We use various analyses and methods, including
proprietary and third-party modeling processes and
geospatial analysis, to evaluate our climate-related
risks and make underwriting, pricing and
reinsurance decisions designed to manage the
Company’s exposure to catastrophe events. In
addition to catastrophe modeling and analysis, we
also model and analyze the Company’s exposure to
other extreme events. We also utilize proprietary
and third-party computer modeling processes to
evaluate capital adequacy. In addition, we consider
historical loss experience, recent events,
underwriting practices, market share analyses,
external scientific analysis and various other factors,
including non-modeled losses, to refine our

2026 Proxy Statement | The Travelers Companies, Inc.	85
SHAREHOLDER PROPOSALS
proprietary view of catastrophe risk. These analytical
techniques are an integral component of our
[Enterprise Risk Management] process and further
support our long-term financial strategies and
objectives.
We actively monitor and evaluate changes in third-
party models and, when necessary, calibrate the
catastrophe risk model estimates delivered via our
proprietary modeling processes. Importantly, in
addition, our underwriting appetite evolves as the
environment evolves, and we may modify our view
of risk or our underwriting appetite, as appropriate.
The Company’s approach to managing changing climate
conditions has proven effective; since 2016 – the year
Travelers began to take precise peril-based underwriting
actions in anticipation of a continued trend of elevated
weather frequency and severity:
•the Company’s share of property catastrophe
losses relative to total property catastrophe losses
for the domestic property casualty industry has
declined significantly compared to the prior five
years; and
•the Company’s property catastrophe losses have
been meaningfully lower than the Company’s
corresponding market share.
The Company’s management of climate risks and
opportunities is detailed in its annual sustainability
reporting, including in its comprehensive TCFD Report,
obviating the need for the additional disclosure requested
by the proposal. Further, the Company has significantly
enhanced its already robust climate-related disclosures in
recent years. Shareholders are encouraged to review the
Company’s comprehensive disclosures regarding its
robust climate-related strategy in greater detail in the
Company’s annual sustainability reporting, including in its
TCFD Report, available at https://
sustainability.travelers.com.

The Proposal’s Request is an Unjustified Use of Significant Management Time and Corporate
Resources Because It Contemplates that the Company Report on One of Many Risks It Considers in
Its Complex Underwriting Process.

The Company believes that it would be a wasteful use of
significant management time and corporate resources –
and not ultimately meaningful to investors – to report on
the Company’s assessment of one specific risk relevant
to its underwriting process out of many underwriting risks
that may be relevant with respect to any particular
homeowners policy it underwrites.
The business of insurance is highly complex and requires
the application of mathematics, statistics and actuarial
and economic methods to estimate the probability and
financial implications of various risk factors. Throughout
the underwriting and pricing process, the Company’s
actuaries and underwriting professionals apply informed
business judgment and, as required by law, establish
rates based on risk factors that correlate with losses.
Accordingly, as part of the Company’s ordinary-course
underwriting process, the Company evaluates a number
of relevant risk-based factors; for both property and
casualty lines of business, the Company considers
environmental factors, including weather trends and
patterns, alongside other relevant risk variables in its
underwriting evaluation process and in its underwriting
strategies.
Notably, while the Company takes a thoughtful and
comprehensive approach to evaluating climate risk in its
underwriting decisions, the Company has stated publicly,
including in its TCFD Report, that non-weather-related
trends “have a significant impact on the risks we write”
and “are likely to have a significantly greater impact on
catastrophe risk aggregation over the short-, medium-
and long-term horizons than physical risk changes.”
These risks include aging infrastructure, population
growth in high-risk areas or in areas with weaker
enforcement building codes, urban expansion, an
increase in the average size of a home (an increase of
over 40% since the 1970s), increased inflation and post-
event demand surge. Accordingly, a report regarding one
risk out of many that the Company considers in its
underwriting process would not be meaningful to
investors.

The Proposal is Premised on False and Misleading Statements that Undermine the Foundation for the Proposal’s Request.

The proposal’s stated justification for the prescriptive
disclosure it requests is premised on a number of
inflammatory statements that are false and misleading.
These statements call into question the very foundation of
the proposal.
•Statement of Proponent: “National insurance
underwriting losses have risen dramatically...
primarily due to climate-related factors...”
Company Response: The losses referenced by the
proponent were not “primarily due to climate-related
factors.” While weather losses have increased over

86	The Travelers Companies, Inc. | 2026 Proxy Statement
SHAREHOLDER PROPOSALS
time, studies indicate that the impact of changing
climate conditions on underwriting losses is
meaningfully less significant as compared to other
factors, including exposure growth driven by inflation
and population growth in high-risk areas. In an analysis
regarding 2025 global catastrophe-related losses
prepared by Verisk Analytics Inc. – a leading strategic
data analytics and technology partner to the global
insurance industry – Verisk estimate[s] “about 1% of
year-on-year increases in AAL [average annual loss]
are attributable to climate change.” See Verisk
Modeling Insured Catastrophe Losses; A Global
Perspective for 2025, available for download at https://
www.verisk.com/resources/campaigns/modeling-
insured-catastrophe-losses-a-global-perspective, at 19.
This conclusion aligns with the Company’s experience,
referenced above and stated in the Company’s TCFD
Report, that non-weather-related trends “are likely to
have a significantly greater impact on catastrophe risk
aggregation over the short-, medium- and long-term
horizons than physical risk changes.”
Notably, according to the U.S. Census Bureau, the
U.S. population has grown by 33% from 1990 to 2020,
and growth in high-risk areas has outpaced that
growth; in that same period, for example, population in
high-risk wildfire areas in California grew by 50%,
population in high-risk hurricane coastal locations
(including Texas, Florida and the Carolinas) grew by
57% and population in high-risk tornado-hail zones
grew by 47%. In addition, the increase in catastrophe
losses is correlated with rising property and
construction costs. According to the American Property
Casualty Insurance Association (“APCIA”) (using U.S.
Bureau of Economic Analysis, Fixed Assets Accounts
Tables year-end estimates), the replacement cost of
structures in the United States increased 455%
between 1990 and 2023 – in other words, at a rate
significantly higher than the inflation rate over that
period. In the same vein, “cumulatively over the last
five years, costs of residential construction trade
services rose 38.2 percent from mid-year 2019 to mid-
year 2024. Similarly, residential construction goods
rose 36.3 percent over the period, home rental was up
26 percent, and home furnishings rose 18.9 percent. In
contrast, home insurance premium rates rose
somewhere between 17.7 percent (according to the
PPI) and 27.3 percent (according to MarketScout
Barometer) over the five-year span...” See Statement
of the APCIA to the Senate Budget Committee for the
Hearing Titled “Climate-Driven Insurance Crisis Is Here
– And Getting Worse” (Dec. 18, 2024), citing data
available through U.S. Bureau of Labor Statistics and
MarketScout Corp.
•Statement of Proponent: Travelers’ “catastrophe
losses increased from $1.85 billion in 2021 to $3.33
billion in 2024. In response, in 2024 Travelers
requested approval to increase California rates by
an average 15%...”
Company Response: As an initial matter, as the
Company explained last year, the catastrophe losses
cited in this sentence are countrywide – not losses
specific to California. Moreover, claiming that requests
for rate increases in California were “in response” to
Travelers’ catastrophe losses is grossly misleading.
First, California rate templates require the use of
California-specific losses; states do not allow insurers
to rely on nationwide losses for state-specific rate
changes. Second, weather-related claim activity is only
one of many factors that influence insurance rates.
Rate increases, which are a standard part of the
underwriting process, are driven by a number of other
factors, including exposure changes, non-weather
claim activity, claim fraud, building inflation, medical
inflation, legal system abuse and other drivers of social
inflation.
•Statement of Proponent: “[D]espite growing
climate-related losses, Travelers continues to
invest in and underwrite high carbon emitting
companies...”
Company Response: As discussed above, recent
insurance industry losses are predominantly the result
of factors unrelated to changing climate conditions.
Additionally, like last year, the Company’s transparent
disclosure regarding the composition of its underwriting
portfolio exposes the inflammatory nature of the
proponent’s statement. In a section of its TCFD Report
titled “Travelers Underwriting Exposure to Carbon
Intensive Sectors,” the Company explains:
Using the S&P classification [of the most carbon
intensive sectors], we have tracked our
premiums over time with respect to these
industries. At year-end 2024, the total combined
annual domestic premium from these industries
was only approximately 4.7% of our total
domestic premium – representing nearly a 33%
reduction of our domestic book composition
since 2019. As the economy continues to evolve
and as Travelers continues to support the
transition to a lower carbon economy over time,
we expect these trends to continue.
Moreover, with coal representing 0% of the Company’s
domestic underwriting portfolio, utilities representing
0.5% and other fossil fuels representing 1.2%,
Travelers explains:
Support Activities account for the largest
customer segment within our Oil & Gas business
unit, representing approximately 60% of the
premium. This customer segment is primarily
composed of small and midsized contractors,
such as plumbers, pipefitters, electricians and

2026 Proxy Statement | The Travelers Companies, Inc.	87
SHAREHOLDER PROPOSALS
welders, with average annual revenues of less
than $10 million and fewer than 25 employees.
The proponent’s statement is similarly disingenuous as
it pertains to the Company’s investments. As
discussed in the Company’s TCFD Report, as of
December 31, 2024:
•Our fixed maturity investments in the mining
industry totaled 0.14% of our overall portfolio, with
none of the issuers generating more than
10%-20% of their revenues from coal mining.
•Our Oil & Gas bond holdings totaled 0.61% of our
overall portfolio, with none of these investments in
companies holding more than 30% of their
reserves in oil sands.
•With respect to our bond holdings in Electric
Utilities, only 0.22% of our overall portfolio
generates more than 30% of their electricity from
coal and are above the Travelers Coal/Oil Sands
policy limit. Our credit analysis pays close
attention to these issuers’ goals and timelines for
reducing carbon emissions by lowering the
carbon intensity of their generating assets. We
also own $388 million of environmental bonds in
this industry, as reported by Bloomberg.
•Statement of Proponent: “In 2024, Travelers had
$1.9 billion invested in high-emitting companies.”
Company Response: As an initial matter, $1.9 billion
represents a small percentage of the Company’s
investment portfolio of more than $100 billion as of
December 31, 2025. Furthermore, as the Company
explained last year, it is important to understand the
nature of the investments cited by the proponent. The
activist website referenced by the proponent as a
source for this statistic claims that Travelers has $1.2
billion in coal-related investments, based on the
criterion that the investee company has “a coal share
of revenue or a coal share of power production of 10%
or more.” Putting aside this unreasonably low
threshold, it is notable that the majority of Travelers’
“coal-related investments” relate to electric utilities,
with whom Travelers has regular investor engagement
meetings and which generally have credible and even
aggressive plans to address both their coal generation
assets and carbon emissions, while recognizing the
importance of balancing those plans with the need to
provide customers with reliable, affordable and cost-
effective power. Travelers’ continued investment in
electric utility credits helps these entities prudently
transition to a lower carbon generation fleet over time.
The remaining $700 million in the amount cited by the
proponent relates predominantly to petroleum industry-
related investments. Nearly two-thirds of the holdings
classified by Travelers as petroleum industry-related
investments are in a group of highly rated, global
integrated energy companies that provide an important
geopolitical counterbalance in the global energy market
and, in the aggregate, account for less than 0.50% of
the Company’s total fixed income portfolio. All of the
aforementioned companies have made public, credible
and detailed plans for transitioning to a lower carbon
intensive global economy through their investments in
green energy and carbon sequestration technology.
The Company’s continued investment in these
companies is helping to provide them with the capital
required to make these investments.
•Statement of Proponent: “With nationwide
insurance premiums increasing 34% between 2017
and 2023 – a rate 40% higher than inflation...”
Company Response: As the Company explained last
year in response to the proposal, the general inflation
rate alone is not a meaningful reference point for
understanding changes in insurance premiums. The
primary factors driving homeowners insurance
premium increases are the inflationary impact of
residential building materials and labor, population
migration into high-risk areas, legal system abuse and
other drivers of social inflation. For example:
•Building repair and replacement costs have surged
higher than the rate of inflation.
•The cost of steel-mill products has increased by
62% since February 2020, according to statistics
published by the National Association of Home
Builders (“NAHB”).
•Roofing labor and material costs – a major
component of homeowners-related loss costs –
outpaced general construction costs by
approximately 50% over the past 20 years,
according to statistics published by the U.S.
Bureau of Labor Statistics.
•The cost of gypsum building materials (e.g.,
drywall) has increased 52% since February 2020,
according to the NAHB, using U.S. Bureau of
Labor Statistics data.
•The cost of nonmetallic mineral products, such as
asphalt felts and coatings (a proxy for asphalt
shingles), has increased approximately 43% since
2020, according to the U.S. Bureau of Labor
Statistics.
•The cost of ready-mix concrete has increased by
36% since February 2020, according to statistics
published by the NAHB.
•U.S. housing prices have increased more than 30%
between January 2017 and April 2025, according to
the U.S. Bureau of Labor Statistics.
•Social inflation has increased liability claims in the
U.S. by 57% over the past 10 years, according to
Swiss Re Institute’s new Social Inflation Index.
Social inflation “now exceeds economic inflation as
main claims driver, leading to underwriting losses,

88	The Travelers Companies, Inc. | 2026 Proxy Statement
SHAREHOLDER PROPOSALS
uncertainty in liability claims and reduced insurance
capacity,” and “[u]nlike economic inflation, which is
decelerating, social inflation shows no signs of
abating.” See Swiss Re Institute, “Litigation Costs
Driving Claims Inflation Indexing Liability Loss
Trends” (Sept. 2024).
•Statement of Proponent: “As Travelers’
cancellations grow and climate-related rate
increases outprice its customer base...”
Company Response: Like last year, the basis for the
assertion that Travelers’ cancellations are growing is
unclear. The Company regularly and consistently
discloses its business retention rates; in particular, the
Company’s quarterly earnings presentations, made
available to the public through https://
investor.travelers.com/events-and-presentations/
default.aspx, include business retention rates by
segment and make clear that Travelers’ business
retention rates across all business lines are strong and
have remained steady for years. Notably, retention
rates with respect to Domestic Personal Insurance:
Homeowners and Other have been between 84% and
86% during each quarter for the last five years (through
the fourth quarter of 2025). Moreover, as noted above,
changing climate conditions is only one factor among
many that are impacting the affordability of insurance
and is meaningfully less significant as compared to
other factors.

Summary

The Board believes that the proposal’s request would require a wasteful use of significant management time and corporate resources and therefore is not in the best interest of shareholders because:
•the Company already provides extensive disclosures and has a comprehensive and effective approach to identifying and mitigating climate-related risks in its business;
•providing detailed reporting regarding one of many risks the Company considers in its complex underwriting process would not be meaningful to investors; and
•the proposal’s stated justification for the prescriptive disclosure it requests is premised on several false and misleading statements.
In addition, as noted above, the Company is not aware of any other insurance company that provides disclosure similar to what is being requested by the proposal, and in the Company’s engagement with the proponent, the proponent acknowledged the same.
For the above reasons, your Board recommends you vote AGAINST this proposal.

2026 Proxy Statement | The Travelers Companies, Inc.	89
SHAREHOLDER PROPOSALS

ITEM 6	Shareholder Proposal Relating to an Independent Board Chairman	Your Board recommends you vote AGAINST this Shareholder Proposal Relating to an Independent Board Chairman

John Chevedden has advised us that he plans to
introduce the following resolution on behalf of himself. Mr.
Chevedden represents that he is the beneficial holder of
20 shares of the Company’s common stock.
Proposal 6 - Independent Board Chairman
Shareholders request that the Board of Directors adopt
an enduring policy, and amend the governing documents
as necessary including the Corporate Governance
Guidelines in order that 2 separate people hold the office
of the Chairman and the office of the CEO as soon as
possible.
The Chairman of the Board shall be an Independent
Director. An independent Lead Director shall not be a
substitute for an independent Board Chairman.
The Board shall have the discretion to select an interim
Chairman of the Board, who is not an Independent
Director, to serve while the Board is required to seek an
Independent Chairman of the Board on an accelerated
basis. This policy could be phased in when there is a
contract renewal for our current CEO or for the next CEO
transition although it is better to adopt it now to obtain the maximum benefit.
An independent Board Chairman at all times improves
corporate governance by bringing impartiality, objective
oversight, and external expertise to board decisions,
mitigating conflicts of interest, enhancing transparency,
and boosting shareholder confidence.
This detached perspective allows the chairman to focus
on shareholder interests, strengthen management
accountability, and provide critical checks and balances,
ultimately contributing to long-term sustainability and
credibility.
This is a shareholder proposal to improve the corporate
governance of Travelers Companies (TRV). A 2025
shareholder proposal to improve the corporate
governance of TRV, asked that excessive TRV golden
parachutes be subject to a shareholder vote. The 2025
proposal received 41% shareholder support.
This 41% support likely translated in more then 50%
support from TRV shareholders who have access to
independent proxy voting advice. Such shareholders are
the most informed TRV shareholders on annual meeting
voting items. TRV has not advised the proponent of the
2025 proposal that it has any response to the 41% vote.
An independent Board Chairman could also help The
Travelers Companies deal with headwinds like those that
emerged in 2025:
There was significant open-market selling by key TRV
executives. TRV stock also received a consensus "hold"
rating from Wall Street analysts, with some analysts, such
as those at Bank of America, maintaining a "sell" or
"underperform" rating.
Travelers reported substantial catastrophe losses of $2
billion in the first quarter of 2025, mainly driven by the
January California wildfires. This resulted in a net income
decrease and an underwriting loss for the quarter.
The business insurance segment incurred a one-time
charge of $277 million related to asbestos in the third
quarter.
TRV faced a decline in premium volume within its
property line, particularly in large accounts.
There was a slowdown in pricing increases in the select
and middle market segments, indicating potential future
pressure on revenue growth and concerns about
softening market dynamics and increased competition.
TRV reported a significant miss on book value per share
estimates in Q3 2025, which can be a point of concern for
certain shareholders.
Please vote yes:
Independent Board Chairman - Proposal 6

90	The Travelers Companies, Inc. | 2026 Proxy Statement
SHAREHOLDER PROPOSALS
Your Company’s Response
The Board of Directors unanimously recommends that shareholders vote AGAINST this proposal for the following reasons.
After careful consideration, the Board believes that the proposal’s prescriptive request is unwarranted and not in the best interest of shareholders for the following reasons:
•The proposal inappropriately undermines the flexibility
of the Board to determine whether the roles of
Chairman and CEO should be combined or separated,
based on the best interest of the Company at any
given point in time.
•The Board has exercised this discretion in the
past to separate the roles of Chairman and CEO,
at times electing an Independent Chair and, at
other times, an Executive Chair.
•The Board has determined for the time being that
combining the roles of Chairman and Chief
Executive Officer best positions the Company to
benefit from the Chief Executive Officer’s
successful long-term strategic vision and proven
execution, and provides clear, accountable and
unified leadership in advancing the Company’s
strategy and priorities.
•The Company has effectively allocated board
leadership responsibilities between the Chairman and
an actively engaged, independent Lead Director who
has robust responsibilities outlined in the Company’s
Governance Guidelines, providing experienced,
independent and effective leadership and oversight;
the independent Lead Director is further supported by
fully empowered Board committees.
•The Company’s strong governance practices already
enable effective and independent oversight by the
Board.
•Under its current policy, which provides flexibility as to
Board leadership, the Company has consistently
delivered exceptional financial performance, including
total shareholder returns for the one-, three-, five- and
ten-year periods ended December 31, 2025, of 22%,
64%, 129% and 220%, respectively.
•The proposal’s request is inconsistent with market
practice.

The Proposal Inappropriately Undermines the Flexibility of the Board to Determine Whether the
Roles of Chairman and Chief Executive Officer Should be Combined or Separated, Based on What it
Believes is in the Best Interest of the Company at Any Given Point in Time.

The proposal’s prescriptive approach requiring a
mandatory policy would inappropriately limit the Board’s
ability to tailor its leadership structure to best manage the
Company in light of the specific circumstances at any
given time. The Board believes that it is best positioned to determine the Company’s leadership structure and that it
is critical for the Board to maintain flexibility to determine whether the roles of Chairman and CEO should be
combined or separated. The Board further believes that a
one-size-fits-all approach to corporate governance, with a
mandated independent Chairman, would not result in
better governance, oversight or Company performance.
Consistent with that belief, and in accordance with the
Company’s bylaws and Governance Guidelines, the
Board annually reviews its structure and elects a
Chairman in the manner it considers in the best interests
of the Company. The Board has exercised this discretion
in the past to separate the roles of Chairman and CEO, at
times electing an Independent Chair and, at other times,
an Executive Chair. The Board has determined for the
time being that combining the roles of Chairman and
Chief Executive Officer is in the best interest of the
Company because it best positions the Company to
benefit from the Chief Executive Officer’s successful long-
term strategic vision and proven execution, and provides
clear, accountable and unified leadership in advancing
the Company’s strategy and priorities.
The proponent cites no evidence that an independent
Board Chairman leads to better board oversight or
company performance. In fact, the Commission on Public
Trust and Private Enterprise, a “blue-ribbon” panel
convened by The Conference Board “to address the
causes of declining public and investor trust in
companies, their leaders and America’s capital markets,”
concluded that the various approaches public companies
take to strike a balance between the powers of the board
and those of the CEO – including separating the CEO
and Chairman roles or combining the CEO and Chairman
roles and establishing an independent lead director
position – are equally valid. See The Conference Board,
Commission on Public Trust and Private Enterprise:
Findings and Recommendations (2003) at pp. 2, 19,
available at https://www.conference-board.org/pdf_free/
SR-03-04.pdf. This conclusion was corroborated in 2017
by researchers who conducted an empirical economic
analysis and determined that “there does not appear to
be any compelling economic reason for public companies
to adopt any particular CEO/chairman structure.” In other
words, “there is no single board leadership structure that
is superior in achieving the appropriate balance between
the board and CEO functions and providing the oversight
that leads to corporate success.” See Simpson Thacher
and Rivel Corporate Governance Intelligence Council,
“CEO/Chairman Structure & Company Performance,”

2026 Proxy Statement | The Travelers Companies, Inc.	91
SHAREHOLDER PROPOSALS
July 2017, available at stblaw.com/docs/default-source/
memos/firmmemo_rivel_07_20_17.pdf?sfvrsn=2.
The Board believes that it is in the best interest of
shareholders to maintain the flexibility for the Board to
select its leadership structure and that the proponent’s
inflexible approach is inadvisable.

The Company has an Actively Engaged, Independent Lead Director who has Robust Responsibilities
Outlined in the Company’s Governance Guidelines, Providing Experienced, Independent and
Effective Leadership and Oversight.

The Board believes that the responsibilities of its
independent Lead Director help to assure appropriate
oversight of the Company’s management by the Board
and optimal Board functioning. The Company’s
Governance Guidelines provide for the position of
independent Lead Director whenever the Chairman of the
Board is not independent.
The independent Lead Director is elected annually by the
independent directors and has comprehensive authority
and responsibilities similar to those typically associated
with an independent Chairman, including to:
•Approve Board meeting agendas and provide input on
information to be sent to the Board;
•Approve the Board meeting schedule;
•Convene, set the agendas for and chair the regular
executive sessions of the independent directors and
provide input to the CEO resulting from those sessions;
•Convene and chair other meetings of the independent
directors as deemed necessary from time to time;
•Act as a liaison between the independent directors,
committee chairs and the CEO and other members of
senior management;
•In concert with Board Committee Chairs, recommend
to the Board the retention of consultants and advisors
who directly report to the Board, without consulting or
obtaining the advance authorization of any officer of
the Company;
•Receive and review correspondence sent to the
Company’s office and addressed to the Board or to the
independent directors and, together with the CEO,
determine appropriate responses, if any; and
•Exercise such additional powers as may be conferred
by resolution of the Board or the Nominating and
Governance Committee.
Additionally, our independent Lead Director regularly
communicates with our Chairman and CEO and other
senior leaders on topics of importance to the Company
and communicates directly with shareholders as part of
our comprehensive shareholder outreach program.
Todd C. Schermerhorn currently serves as our
independent Lead Director and is also the Chairman of
the Board’s Risk Committee.  Mr. Schermerhorn is a
highly experienced director who has held several board
and management leadership roles, including having
served on the boards of three other public companies.
Mr. Schermerhorn’s background and experience,
including his nearly 10 years of service on our Board,
provide him with a deep understanding of our business
that enhances his ability to provide strong oversight.
The Board believes that its existing leadership structure is effective, facilitates the continued strong communication
and coordination between management and the Board
and enables the Board to fulfill its oversight
responsibilities.

The Company’s Strong Governance Practices Already Enable Effective and Independent Oversight by the Board.

In addition to the Board’s strong independent Lead
Director and effective leadership structure, the
Company’s strong governance practices already support
independent and robust oversight of the Company. These
practices include:
•Annual election of all directors, reinforcing the Board’s
accountability to shareholders;
•Majority voting for directors with a director resignation
policy;
•Independence of all directors, other than the Chief
Executive Officer;
•Independence of all directors on each committee of the
Board, other than the Executive Committee;
•Stock ownership requirements for directors and annual
deferred stock awards that are not distributed until at
least six months following termination of a director’s
service, which align the interests of non-employee
directors and shareholders;
•Shareholder right to call special meetings; and
•Proxy access providing eligible shareholders the ability
to include director nominees in the Company’s proxy
statement.
Together with the significant responsibilities of the
Board’s independent Lead Director, the Company’s
governance practices enable effective and independent
oversight, without stripping the Board of its discretion to
determine its most appropriate leadership.

92	The Travelers Companies, Inc. | 2026 Proxy Statement
SHAREHOLDER PROPOSALS

Under its Current Policy, Which Provides Flexibility as to Board Leadership, the Company has
Consistently Delivered Exceptional Financial Performance, Including Total Shareholder Returns for
The One-, Three-, Five- and Ten-year Periods Ended December 31, 2025 of 22%, 64%, 129% and
220%, Respectively.

Over the past decade, the Company has consistently
delivered exceptional performance, including:
•Growth in net written premiums of nearly 80%, from
approximately $25 billion to more than $44 billion in
2025;
•Growth in net income of more than 100%, from
approximately $3 billion to more than $6 billion in 2025;
•Growth in diluted earnings per share of more than
165% from $10.28 to $27.43 in 2025;
•Growth in cash flows from operations of more than
135%, from approximately $4.5 billion to approximately
$10.6 billion in 2025;
•Growth in book value per share of more than 80%,
from $83.05 to $151.21 in 2025;
•Growth in the Company’s investment portfolio of more
than 50% to more than $106 billion in 2025;
•Remarkable average return on equity of 13.1%—more
than 1,000 basis points above the 10-year Treasury,
with industry-low volatility;
•Dividend increases each year and growth of dividends
per share at an average annual rate of 6.2%; and
•Approximately $26 billion of excess capital returned to
shareholders through dividends and share
repurchases.
Our total return to shareholders for the one-, three-, five-
and ten-year periods ended December 31, 2025, was
approximately 22%, 64%, 129% and 220%, respectively.
As shown in the following chart, since the 2008 financial
crisis, our total shareholder return exceeded the return of
each of the Dow Jones Industrial Average, the S&P 500
Index and the S&P 500 Financials.

(1)  Represents the change in stock price plus the cumulative amount of dividends, assuming dividend reinvestment. For each year on the chart, total return is calculated with January 1, 2008 as the starting point and December 31 of the relevant year as the ending point. © Bloomberg Finance L.P. Used with permission of Bloomberg.

The Proposal’s Request is Inconsistent With Market Practice.

A mandatory, inflexible policy requiring an independent
Chairman as requested by the proposal is contrary to
market practice.  The Company’s leadership structure is
consistent with those of the overwhelming majority of
companies in the Dow 30, only one of which has a policy
requiring an independent Chairman as is called for in the
proposal and only five of which have an independent
Chairman. In addition, as of January 2026, only one of
the 76 companies included in the S&P 500 Financials
index has a policy mandating an independent chairman,
as required by the proposal.

2026 Proxy Statement | The Travelers Companies, Inc.	93
SHAREHOLDER PROPOSALS

Summary

The Board believes that the proposal’s request is unwarranted and not in the best interest of shareholders because:
•the proposal inappropriately undermines the flexibility of the Board to determine whether the roles of Chairman and
CEO should be combined or separated, based on the best interest of the Company at any given point in time:
•the Board has exercised this discretion in the past to separate the roles of Chairman and CEO, at times electing an Independent Chair and, at other times, an Executive Chair; and
•the Board has determined for the time being that combining the roles of Chairman and Chief Executive Officer best positions the Company to benefit from the Chief Executive Officer’s successful long-term strategic vision and proven execution, and provides clear, accountable and unified leadership in advancing the Company’s strategy and priorities;
•the Company has effectively allocated board leadership responsibilities between the Chairman and an actively engaged, independent Lead Director who has robust responsibilities, providing experienced, independent and effective leadership and oversight, and the independent Lead Director is further supported by fully empowered Board committees;
•the Company’s strong governance practices already enable effective and independent oversight by the Board;
•under its current policy, which provides flexibility as to Board leadership, the Company has consistently delivered exceptional financial performance; and
•the proposal’s request is inconsistent with market practice.
For the above reasons, your Board recommends you vote AGAINST this proposal.

94	The Travelers Companies, Inc. | 2026 Proxy Statement
OTHER INFORMATION
Share Ownership Information

Directors and Executive Officers

The following table shows, as of March 23, 2026, the beneficial ownership of our common stock by each director and director nominee of the Company, each of the named executive officers, and all directors, director nominees and executive officers of the Company as a group.

	Number of Shares or Units Beneficially Owned as of March 23, 2026(1)
Name of Beneficial Owner	Shares Owned Directly and Indirectly(2)	Stock Options Exercisable Within 60 Days of March 23, 2026(3)	Stock Equivalent Units(4)	Total Stock- Based Ownership(5)
Alan D. Schnitzer	314,215	759,510	—	1,073,725
Daniel S. Frey	27,534	56,333	—	83,867
Gregory C. Toczydlowski	18,701	231,131	—	249,832
Avrohom J. Kess	50,862	264,332	—	315,194
Michael F. Klein	47,006	115,311	—	162,317
Russell G. Golden	—	—	—	—
Thomas B. Leonardi	—	—	—	—
Clarence Otis Jr.	—	—	—	—
Elizabeth E. Robinson	—	—	—	—
Rafael Santana	—	—	—	—
Todd C. Schermerhorn	—	—	—	—
Laurie J. Thomsen	1,874	—	1,385	3,259
Bridget van Kralingen	—	—	—	—
David S. Williams	—	—	—	—
All Directors and Executive Officers as a Group (22 persons)(6)	1,001,621	1,955,268	1,385	2,958,274
(1)Unless otherwise indicated, each individual and member of the group has sole voting power and sole investment power with respect to the shares owned. As of March 23, 2026, (A) no director or executive officer beneficially owned 1% or more of the outstanding common stock of the Company, and (B) the directors and executive officers of the Company as a group beneficially owned approximately 1.38% of the outstanding common stock of the Company (including common stock they can acquire within 60 days).
(2)Included are (A) common shares owned outright; (B) common shares held in our 401(k) Savings Plan; and (C) shares held by family members of the following: Mr. Schnitzer—11,091 shares held by his spouse; and Ms. Thomsen—200 shares held by her spouse.
(3)The number of shares shown in this column are not currently outstanding but are deemed beneficially owned because of the right to acquire them pursuant to options exercisable within 60 days of March 23, 2026.
(4)All non-employee directors hold deferred stock units granted under the Amended and Restated 2004 Stock Incentive Plan, the 2014 Stock
Incentive Plan, the 2023 Stock Incentive Plan, the Deferred Compensation Plan for Non-Employee Directors or the legacy deferred stock plan of TPC. This column lists those deferred stock units that would be distributed to directors in the form of shares of common stock within
60 days if any of them were to have retired as a director on March 23, 2026. In addition, each director holds deferred stock units and common stock units which are not reflected in the table above because the units would not be distributed to directors in the form of common stock until at least six months following his or her retirement as a director. See footnote (2) to the “Non-Employee Director
Compensation—Director Compensation for 2025” table for detail regarding each director’s common stock units and deferred stock unit holdings as of December 31, 2025.
(5)These amounts are the sum of the number of shares shown in the prior columns. As of March 23, 2026, non-employee directors also hold deferred stock units and common stock units which are not reflected in the table above because the units will be distributed to directors in the form of common stock more than 60 days following their retirement as a director. The table below reflects the directors’ equity holdings in the Company, including these deferred and common stock units.

2026 Proxy Statement | The Travelers Companies, Inc.	95
OTHER INFORMATION

Name	Shares Owned Directly and Indirectly	Stock Equivalent Units		Total
		Vested	Unvested
Golden	—	3,719	1,540	5,259
Leonardi	—	4,293	1,540	5,833
Otis	—	15,685	1,540	17,225
Robinson	—	10,645	1,540	12,185
Santana	—	3,081	1,540	4,621
Schermerhorn	—	12,725	1,540	14,265
Thomsen	1,874	60,395	811	63,080
van Kralingen	—	3,081	1,540	4,621
Williams	—	937	1,540	2,477
(6)Includes an aggregate of 22,333 shares of common stock beneficially owned by these individuals in trust and 13,797 shares of common stock held by family members.

5% Owners

The following table provides information about shareholders known to us as of March 23, 2026 to beneficially own more than 5% of our outstanding common stock.

Beneficial Owner	Amount and Nature of Beneficial Ownership of Company Stock		Percent of Company Common Stock(5)
The Vanguard Group 100 Vanguard Boulevard, Malvern, PA 19355	22,177,978	(1)	10.43%
BlackRock, Inc. 50 Hudson Yards, New York, NY 10001	17,219,168	(2)	8.10%
State Street Corporation State Street Financial Center 1 Congress Street, Suite 1, Boston, MA 02114	15,818,206	(3)	7.44%
FMR LLC 245 Summer Street, Boston, MA 02210	15,072,586.57	(4)	7.09%
(1)Based solely on the most recent Schedule 13G filed by Vanguard with the SEC on February 5, 2026, as of January 30, 2026 Vanguard had
(1) shared voting power with respect to 2,228,435 shares of common stock, and (2) shared dispositive power with respect to 22,177,978 shares of common stock.
(2)Based solely on the most recent Schedule 13G filed by BlackRock with the SEC on April 17, 2025, as of March 31, 2025 BlackRock, Inc.
had (1) sole voting power with respect to 15,442,240 shares of common stock and (2) sole dispositive power with respect to 17,219,168 shares of common stock.
(3)Based solely on the most recent Schedule 13G filed by State Street Corporation and State Street Global Advisors Trust Company with the
SEC on January 30, 2024, as of December 31, 2023 State Street Corporation had (1) shared voting power with respect to 6,033,545 shares of common stock and (2) shared dispositive power with respect to 15,801,562 shares of common stock and State Street Global
Advisors Trust Company had (1) shared voting power with respect to 2,438,334 shares of common stock and (2) shared dispositive power with respect to 11,643,434 shares of common stock.
(4)Based solely on the most recent Schedule 13G filed by Fidelity with the SEC on May 12, 2025, as of March 31, 2025 Fidelity had (1) sole voting power with respect to 11,275,811.33 shares of common stock and (2) sole dispositive power with respect to 15,072,586.57 shares of common stock.
(5)Percentage is calculated based on the number of shares of the Company’s common stock outstanding on March 23, 2026.

96	The Travelers Companies, Inc. | 2026 Proxy Statement
OTHER INFORMATION
CEO Pay Ratio
As required by Section 953(B) of the Dodd-Frank Wall
Street Reform and Consumer Protection Act, we provide
the following information regarding the relationship of the
annual total compensation of our employees and the
annual total compensation of Mr. Schnitzer, our Chief
Executive Officer. For 2025, our last completed fiscal
year:
•The median of the annual total compensation of all
employees of our company (other than Mr. Schnitzer)
was $132,067;
•The annual total compensation of Mr. Schnitzer was
$26,983,859; and
•Based on the foregoing, the ratio of the annual total
compensation of Mr. Schnitzer to the median of the
annual total compensation of all employees was 204
to 1.
In addition to the required ratio, we also provide the
following supplemental information regarding the
relationship of the annual total compensation of our full-
time U.S. employees who worked for us for the entire
year and the annual total compensation of Mr. Schnitzer.
For 2025:
•The median of the annual total compensation of full-
time employees of our company (other than Mr.
Schnitzer) in the United States who worked for us for
the entire year was $140,948; and
•Based on the foregoing and the above annual total
compensation of Mr. Schnitzer, the ratio of the annual
total compensation of Mr. Schnitzer to the median of
the annual total compensation of our full-time
employees in the U.S. who worked for us for the entire
year was 191 to 1.
As discussed below, these calculations include Company-
paid benefits. We subsidize health benefits more heavily
for lower paid employees as compared to higher paid
employees and also offer 401(k) Savings Plan matching
contributions and pension benefits. In addition, because
we provide pension benefits to our U.S. employees, these
calculations also include year-over-year change in
pension value, calculated in accordance with SEC
disclosure rules.

Identifying the Median Employee for Purposes of the Required Ratio

There have been no material changes in our employee
population or employee compensation arrangements in
our last completed fiscal year that we believe would
significantly impact our pay ratio disclosure. Accordingly,
as permitted under the SEC’s disclosure rules, we are
using the same median employee as we used for our
2023 pay ratio.
In accordance with SEC rules, we selected December 31,
2023, which is the last day of our fiscal year, as the date
upon which we would identify the “median employee”.
We determined that, as of December 31, 2023, we had
approximately 33,600 full-time, part-time and temporary
employees. These employees were located primarily in
the United States, Canada, the United Kingdom and
Ireland. For purposes of calculating our median employee
compensation, we excluded 1,473 individuals located in
the United Kingdom and 64 located in Ireland. As a result
of this de minimis exemption, our employee population for
purposes of calculating our median employee
compensation was reduced to approximately 32,100.
In order to identify the median employee, we used annual
total compensation, as that term is defined in Item 402(c)
(2)(x) of Regulation S-K, as our compensation measure.
We included perquisites and personal benefits for each
employee, whether or not the amount exceeded $10,000
in the aggregate.
We also included the change in pension value for
participants in our tax-qualified defined benefit plan with a cash-balance formula but excluded the change in pension
value for legacy participants accruing benefits under a
final average pay formula. We excluded the change in
pension value for legacy participants because of the
complexity of calculating change in pension value for
such participants and the limited number of such
participants. We consistently applied this compensation
measure to our employee population.
Because our employees are predominantly located in the
United States, as is our CEO, we did not make any cost-
of-living adjustments in identifying our median employee.
In addition, in identifying our median employee, we did
not annualize the compensation of all permanent
employees included in the employee population who
were employed as of December 31, 2023, but did not
work for us or our consolidated subsidiaries for the entire
fiscal year.

2026 Proxy Statement | The Travelers Companies, Inc.	97
OTHER INFORMATION

Identifying the Median Employee for Purposes of the Supplemental Ratio

We identified the median employee for purposes of the
supplemental ratio in the same manner as we did for the
required ratio except:
•We excluded all of our non-U.S. employees;
•We excluded U.S. employees who were employed as
of December 31, 2023, but did not work for us or our
consolidated subsidiaries for the entire calendar year;
and
•We excluded part-time U.S. employees who were
employed as of December 31, 2023.
Although there were no material changes in our
employee population or employee compensation
arrangements in 2024 that we believe would significantly
impact our supplemental pay ratio disclosure, the median
employee used for purposes of our supplemental
disclosure was promoted during 2024, which would have
resulted in a significant change in our supplemental pay
ratio disclosure. Accordingly, as permitted under SEC
rules, for 2024, we chose to use an alternate employee
for purposes of our supplemental ratio who had
substantially similar measurement date compensation to
that of the initial median employee identified for this
purpose. For 2025, we used the same individual for our
supplemental disclosure.

Calculating the Median Employee’s Total Compensation

In order to determine the compensation of the median
employee for purposes of the required ratio and for the
supplemental ratio, we combined all of the elements of
each employee’s compensation for 2025 in accordance
with the  requirements of Item 402(c)(2)(x) of Regulation
S-K,  resulting in annual total compensation of $132,067
for the required ratio and $140,948 for the supplemental
ratio. For purposes of the foregoing, we included personal
benefits that in aggregate were less than $10,000 and, as
described above, compensation under non-discriminatory
benefit plans and year-over-year change in pension
value.

Calculating Mr. Schnitzer’s Total Compensation

Mr. Schnitzer’s annual total compensation for 2025,
above, differs from the amount reported in the “total”
column in the “Summary Compensation Table” because it
includes compensation under benefit plans that do not
discriminate in favor of our executive officers and are
available generally to all salaried employees, and such
amounts are excluded from the amount reported in the
“Summary Compensation Table”.
Pay Versus Performance
The “Compensation Discussion and Analysis” section of this Proxy Statement sets forth the financial and other factors considered by the Compensation Committee when reviewing and setting the compensation of our CEO and other named executive officers for the 2025 performance year. As required by Item 402(v) (the “Rule”) of Regulation S-K, the following sets forth information regarding the compensation of our CEO, who is our principal executive officer (PEO) for purposes of the Rule, and our other (non-PEO) named executive officers.  In accordance with the Rule, the table below and the discussion that follows include an amount referred to as “compensation actually paid” as defined in Item
402(v)(2)(iii). The calculation of this amount includes, among other things, the revaluation of four years of unvested and outstanding stock option awards and three years of unvested and unsettled performance share awards, as our stock options and performance shares are typically granted in February of each year and the terms of such stock options include three-year cliff vesting and the terms of such performance shares include a three-year performance period, ending on December 31 of the third year of the performance period.  For example, options granted in February 2025 are scheduled to vest in February 2028 and performance shares granted in February 2025 have a three-year performance period from January 1, 2025 to December 31, 2027.
In accordance with the Rule, the value of option and stock awards in a particular year includes:
•the year-end fair value of the awards granted in the covered fiscal year (e.g., 2025) that are outstanding and unvested as of the end of the covered fiscal year;
•the change in fair value from the end of the prior fiscal year (e.g., 2024) to the end of the covered fiscal year with respect to any awards granted in prior years that are outstanding and unvested as of the end of the covered fiscal year; and
•the change in fair value from the end of the prior fiscal year to the vesting date with respect to any awards granted in prior years that vested in the covered fiscal year. Stock awards include the dollar amount of accrued dividend equivalents.

98	The Travelers Companies, Inc. | 2026 Proxy Statement
OTHER INFORMATION
Importantly, as of the valuation dates in the table, none of the amounts included in “compensation actually paid” for
our CEO and other named executive officers relating to
stock option and performance share awards have been
paid to our CEO or other named executive officers.  In
addition, “compensation actually paid” is calculated using
our stock price as of a specific date, i.e., the last trading day of the applicable fiscal year or the applicable vesting
date, and changes in the price of the Company’s stock
can materially impact the amount reported as
“compensation actually paid”, both positively or
negatively. The amounts actually received will depend
upon the Company’s performance and the Company’s
stock price at the time the performance shares are
actually delivered and the vested options are actually
exercised, as the case may be.

Pay Versus Performance Table

					Value of Initial Fixed $100 Investment Based On: [6]
Year	Summary Compensation Table Total for PEO[1] ($)	“Compensation Actually Paid” to PEO[2,3] ($)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers[4] ($)	Average “Compensation Actually Paid” to Non-PEO Named Executive Officers[3,5] ($)	Total Shareholder Return ($)	Peer Group Total Shareholder Return[7] ($)	Net Income ($ in millions)	Core Return on Equity[8]
2025	26,968,756	55,596,018	8,174,511	13,858,763	228.51	223.20	6,288	19.4%
2024	23,059,498	61,198,386	7,179,524	15,151,245	186.72	194.97	4,999	17.2%
2023	22,730,072	27,638,689	6,700,056	7,669,397	145.01	152.45	2,991	11.5%
2022	21,072,397	50,398,377	6,328,959	12,329,181	139.52	138.86	2,842	11.3%
2021	19,853,697	37,338,163	5,876,115	9,387,843	113.97	134.26	3,662	13.7%
1.The dollar amounts reported in this column are the amounts of total compensation reported for Mr. Schnitzer, our CEO, for each corresponding year as reported in the “Total” column of the “Summary Compensation Table” of the Company’s proxy statement for the relevant year(s).
2.In accordance with the requirements of Item 402(v)(2)(iii) of Regulation S-K, the following adjustments were made to the amounts reported for Mr. Schnitzer in the Summary Compensation Table. Importantly, the dollar amounts do not reflect the actual amount of compensation earned by, or paid to, Mr. Schnitzer during the applicable year or the expense recorded by the Company in its financial statements for the applicable year. For 2025, the following adjustments were made to the amounts reported for Mr. Schnitzer in the Summary Compensation
Table:

Description	2025 ($)
Change in Pension Value Deduction	858,190
Pension Service Cost Addition	267,500
Prior Pension Service Cost Addition	—
Stock Awards Deduction	9,417,364
Option Awards Deduction	6,100,056
Stock and Option Awards Addition(a)	44,735,372
(a)For 2025, the amount added includes (1) a revaluation as of December 31, 2025 with respect to outstanding and unvested options awarded on February 4, 2025; (2) the change in value for the period from December 31, 2024 to December 31, 2025 with respect to outstanding and unvested options awarded on February 6, 2024 and February 7, 2023; (3) the change in value for the period from
December 31, 2024 to the vesting date on February 8, 2025 with respect to options awarded on February 8, 2022; (4) a revaluation as of
December 31, 2025 with respect to unvested performance shares awarded on February 4, 2025; and (5) the change in value for the period from December 31, 2024 to December 31, 2025 with respect to unvested performance shares awarded on February 6, 2024 and with respect to unsettled performance shares awarded on February 7, 2023.
For 2025, the amounts added or deducted, as applicable,  in calculating stock and option award adjustments include:

Year	Year End Fair Value of Equity Awards Granted in Covered Fiscal Year ($)	Year-over-Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Year(s) ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Same Fiscal Year ($)	Year-over-Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Covered Fiscal Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Covered Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2025	29,265,310	9,811,876	—	5,658,186	—	—	44,735,372

2026 Proxy Statement | The Travelers Companies, Inc.	99
OTHER INFORMATION
3.When calculating amounts of “compensation actually paid” for purposes of this table:
•The fair value of each stock option award was estimated using a variation of the Black-Scholes option pricing model in accordance with
FASB ASC Topic 718  and the key input variables (assumptions) of that model as described in Note 14 to our financial statements for the fiscal year ended December 31, 2025 in the Company’s Annual Report on Form 10-K filed with the SEC on February 12, 2026. With regard to stock option awards to retirement eligible NEOs or NEOs who become retirement eligible before an award’s vesting date, the full amount of expense is recognized in the financial statements at the date of grant or the period from date of grant up to the date the
NEO becomes retirement eligible in accordance with Topic 718 as there is no remaining requisite service period under the contractual terms of the award. However, for purposes of the fair values of such awards reported in the Pay Versus Performance Table above, the fair value continues to be estimated as of the relevant valuation dates until the awards become contractually vested under the terms of the award. Other than the estimated term assumption, which was adjusted to reflect employee exercise history,  retirement eligibility and the relationship between exercise history and intrinsic value, the assumptions used were not changed from those described in Note 14 but were updated at each valuation date to reflect the then-current value of each variable.
•The fair value of performance shares was estimated at each valuation date using: (1) fair value measurements in accordance with the guidance in FASB Topic 718 using assumptions discussed in Note 14 to our financial statements for the fiscal year ended December 31,
2025 included in the Company’s Form 10-K, and (2) an adjustment to the estimated number of shares expected to be awarded based on the actual performance for any completed performance year and an assumption regarding the attainment of the performance goals for the remaining performance period, and includes the value of dividend equivalents accrued from the grant date through the relevant valuation date.
•“Compensation actually paid” is calculated using our stock price as of a specific date, i.e., the last trading day of the applicable fiscal year or the applicable vesting date, and changes in the price of the Company’s stock can materially impact the amount reported as
“compensation actually paid”, both positively or negatively.
4.The dollar amounts reported in this column represent the average of the total amounts reported for Messrs. Frey, Toczydlowski, Kess and
Klein, as our other named executive officers, for each corresponding year in the “Total” column of the “Summary Compensation Table” of the Company’s proxy statement for the relevant year(s).
5.In accordance with the requirements of Item 402(v)(2)(iii) of Regulation S-K, when calculating the average “compensation actually paid” for
Messrs. Frey, Toczydlowski, Kess and Klein the following adjustments were made to the amounts reported in the Summary Compensation
Table. Importantly, the dollar amounts do not reflect the actual average amount of compensation earned by, or paid to, these named executive officers as a group during the applicable year or the expense recorded by the Company in its financial statements for the applicable year. For 2025, the following adjustments were made to the amounts reported for Messrs. Frey, Toczydlowski, Kess and Klein in the Summary Compensation Table:

Description	2025 ($)
Change in Pension Value Deduction	387,762
Pension Service Cost Addition	128,600
Prior Pension Service Cost Addition	—
Stock Awards Deduction	1,844,865
Option Awards Deduction	1,195,009
Stock and Option Awards Addition(a)	8,983,288
(a)For 2025, the amount added includes (1) a revaluation as of December 31, 2025 with respect to outstanding and unvested options awarded on February 4, 2025; (2) the change in value for the period from December 31, 2024 to December 31, 2025 with respect to outstanding and unvested options awarded on February 6, 2024 and February 7, 2023; (3) the change in value for the period from
December 31, 2024 to the vesting date on February 8, 2025 with respect to options awarded on February 8, 2022; (4) a revaluation as of
December 31, 2025 with respect to unvested performance shares awarded on February 4, 2025; and (5) the change in value for the period from December 31, 2024 to December 31, 2025 with respect to unvested performance shares awarded on February 6, 2024 and with respect to unsettled performance shares awarded on February 7, 2023.
For 2025, the amounts added or deducted, as applicable,  in calculating stock and option award adjustments include:

Year	Year End Fair Value of Equity Awards Granted in the Covered Fiscal Year ($)	Year-over-Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Year(s) ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Same Fiscal Year ($)	Year-over-Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Covered Fiscal Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Covered Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2025	5,733,092	2,071,581	—	1,178,615	—	—	8,983,288
6.Reflects total shareholder return as calculated based on a fixed investment of one hundred dollars measured from the market close on
December 31, 2020 (the last trading day of 2020) through and including the end of the fiscal year for each year reported in the table as required by the Rule.
7.Reflects total shareholder return for the Company’s Compensation Comparison Group, which consists of American International Group,
Inc., The Allstate Corporation, Chubb Limited, Hartford Financial Services Group, Inc., The Progressive Corporation, Aflac Incorporated,
American Express Company, The Bank of New York Mellon Corporation, Humana Inc., Lincoln National Corporation, Marsh & McLennan
Companies, Inc., MetLife, Inc. and Prudential Financial, Inc.

100	The Travelers Companies, Inc. | 2026 Proxy Statement
OTHER INFORMATION
8.For purposes of the Rule, we have identified core return on equity as our Company-Selected Metric, the calculation of which is described in
Annex A: Reconciliation of GAAP Measures to Non-GAAP Measures and Selected Definitions. Although core return on equity is one important financial performance measure, among others, that the Compensation Committee considers when making compensation decisions with the intent of aligning compensation with Company performance, the Compensation Committee has not historically and does not currently evaluate “compensation actually paid” as calculated pursuant to Item 402(v)(2) as part of its executive compensation determinations; accordingly, the Compensation Committee does not actually use any financial performance measure specifically to link executive “compensation actually paid” to Company performance. Please see the “Compensation Discussion & Analysis” section of this
Proxy Statement for a discussion of performance measures the Compensation Committee considered when making executive compensation decisions for performance year 2025.

Description of Relationships Between Pay and Performance

Total Shareholder Return
The following charts show the relationship between (1) each of the “compensation actually paid” to our CEO and the average “compensation actually paid” to the other named executive officers (each as calculated pursuant to Item
402(v)(2)(iii) of Regulation S-K) and (2) the cumulative total shareholder return of the Company for its last five completed fiscal (calendar) years. The charts also provide a comparison of the Company’s total shareholder return to the Compensation Comparison Group total shareholder return for the five-year period.
CEO “COMPENSATION ACTUALLY PAID” VS TOTAL
SHAREHOLDER RETURN FOR TRAVELERS AND
COMPENSATION COMPARISON GROUP

CEO Compensation Actually Paid ($m)[1]	$37.3	$50.4	$27.6	$61.2	$55.6
Total Shareholder Return for Travelers	$113.97	$139.52	$145.01	$186.72	$228.51
Total Shareholder Return for Compensation Comparison Group	$134.26	$138.86	$152.45	$194.97	$223.20
AVERAGE NON-CEO “COMPENSATION ACTUALLY PAID” VS
TOTAL SHAREHOLDER RETURN FOR TRAVELERS AND
COMPENSATION COMPARISON GROUP

Average Non-CEO Compensation Actually Paid ($m)[1]	$9.4	$12.3	$7.7	$15.2	$13.9
Total Shareholder Return for Travelers	$113.97	$139.52	$145.01	$186.72	$228.51
Total Shareholder Return for Compensation Comparison Group	$134.26	$138.86	$152.45	$194.97	$223.20
1."Compensation actually paid" is calculated using our stock price as of a specific date, i.e., the last trading day of the applicable fiscal year or the applicable vesting date. As a result, changes in the Company's stock price can materially impact the amount reported as "compensation actually paid", both positively and negatively.

2026 Proxy Statement | The Travelers Companies, Inc.	101
OTHER INFORMATION
Net Income
The following charts show the relationship between (1) each of the “compensation actually paid” to our CEO and the average “compensation actually paid” to the other named executive officers (each as calculated pursuant to Item
402(v)(2)(iii) of Regulation S-K) and (2) the net income of the Company for the last five fiscal years.
CEO “COMPENSATION ACTUALLY PAID”
AND NET INCOME

CEO Compensation Actually Paid ($m)[1]	$37.3	$50.4	$27.6	$61.2	$55.6
Net Income ($m)	$3,662	$2,842	$2,991	$4,999	$6,288
AVERAGE NON-CEO "COMPENSATION ACTUALLY PAID"
AND NET INCOME

Average Non-CEO Compensation Actually Paid ($m)[1]	$9.4	$12.3	$7.7	$15.2	$13.9
Net Income ($m)	$3,662	$2,842	$2,991	$4,999	$6,288
1."Compensation actually paid" is calculated using our stock price as of a specific date, i.e., the last trading day of the applicable fiscal year or the applicable vesting date. As a result, changes in the Company's stock price can materially impact the amount reported as "compensation actually paid", both positively and negatively.
Core Return on Equity
The following charts show the relationship between (1) each of the “compensation actually paid” to our CEO and the average “compensation actually paid” to the other named executive officers (each as calculated pursuant to Item
402(v)(2)(iii) of Regulation S-K) and (2) core return on equity of the Company for the last five fiscal years.
CEO “COMPENSATION ACTUALLY PAID”
AND CORE ROE

CEO Compensation Actually Paid ($m)[1]	$37.3	$50.4	$27.6	$61.2	$55.6
Core ROE	13.7%	11.3%	11.5%	17.2%	19.4%
AVERAGE NON-CEO "COMPENSATION ACTUALLY PAID"
AND CORE ROE

Average Non-CEO Compensation Actually Paid ($m)[1]	$9.4	$12.3	$7.7	$15.2	$13.9
Core ROE	13.7%	11.3%	11.5%	17.2%	19.4%
1."Compensation actually paid" is calculated using our stock price as of a specific date, i.e., the last trading day of the applicable fiscal year or the applicable vesting date. As a result, changes in the Company's stock price can materially impact the amount reported as "compensation actually paid", both positively and negatively.

102	The Travelers Companies, Inc. | 2026 Proxy Statement
OTHER INFORMATION
In accordance with the Rule, the charts above show the
Company’s total shareholder return, net income and core
return on equity, respectively, for the last five fiscal years.
It is important to note, however, that we measure our
success in executing on our financial strategy over time.
This long-term perspective is especially important in the
property and casualty insurance industry where a short-
term focus could create incentives for management to
relax underwriting or investment standards to increase
revenue and reported profit in the near term but create
excessive risk to earnings and negatively impact
shareholders over the longer term. Moreover, results in
the property and casualty insurance industry can vary
significantly from year-to-year due to many factors,
including the occurrence of natural and man-made
catastrophes, economic cycles, pandemics, and other
anticipated and unanticipated developments, and
success can only be measured over time and in the
context of those factors. Accordingly, we believe that the
right way to manage our business is with a long-term
perspective and to create value over time, and our
compensation program is structured to encourage a long-
term perspective. For a discussion of our pay-for-
performance philosophy and the relationship between our
executive compensation and financial results over time,
see pages 39-40 of the “Compensation Discussion and
Analysis” in this Proxy Statement.

Tabular List of Financial Performance Measures

The following financial metrics are provided in response
to the Tabular List disclosure requirement pursuant to
Item 402(v)(6) of Regulation S-K:
•Core return on equity;
•Adjusted core return on equity;
•Core income;
•Core income per diluted share; and
•Adjusted core income (excluding prior year reserve
development related to asbestos and environmental
and catastrophes).
As discussed in the “Compensation Discussion
and Analysis” section of this Proxy Statement, the
Compensation Committee considered the above financial
performance measures, among others, when making
executive compensation decisions for performance year
2025.
In evaluating performance against the metrics, however,
the Compensation Committee does not use a formula or
pre-determined weighting, and no one metric is
individually material other than core return on equity and
core income.  As noted above, however, the
Compensation Committee has not historically and does
not currently evaluate “compensation actually paid” as
calculated pursuant to Item 402(v)(2) as part of its
executive compensation determinations; accordingly, the
Compensation Committee does not actually use any
financial or non-financial performance measure
specifically to link executive “compensation actually paid”
to Company performance.

2026 Proxy Statement | The Travelers Companies, Inc.	103
OTHER INFORMATION
General Information About the Meeting

Why am I being provided with these materials?

We are providing these proxy materials in connection with
the Board’s solicitation of proxies to be voted at our
Annual Meeting of Shareholders to be held on May 20,
2026, and at any postponements or adjournments of
the Annual Meeting. The proxy materials, which are
available on our website at investor.travelers.com,
include the Notice of Annual Meeting of Shareholders,
this Proxy Statement and our Annual Report. We have
either (1) delivered to you a Notice of Internet Availability of Proxy Materials (the “Notice”) and made the proxy
materials available to you on the Internet or (2) delivered
printed versions of the proxy materials, including a proxy
card, to you by mail.

How do I vote my shares without attending the Annual Meeting?

If you are a shareholder of record or hold shares through
our 401(k) Savings Plan, you may vote by granting a
proxy. Specifically, you may vote:
•By Internet—You may submit your proxy by going
to www.proxyvote.com and following the instructions
on how to complete an electronic proxy card. You will
need the 16-digit number included on your Notice or
proxy card in order to vote by Internet.
•By Telephone—You may submit your proxy by using a
touch-tone telephone to dial (800) 690-6903 and
following the recorded instructions. You will need the
16-digit number included on your Notice or proxy card
in order to vote by telephone.
•By Mail—You may vote by mail by requesting a proxy
card from us, indicating your vote by completing,
signing and dating the card where indicated and by
mailing or otherwise returning the card in the envelope
that will be provided to you. You should sign your name
exactly as it appears on the proxy card. If you are
signing in a representative capacity, indicate your
name and title or capacity.
If you hold your shares in an account with a broker, bank
or other nominee (shares held in “street name”), you may
vote by submitting voting instructions to your bank, broker
or other nominee. In most instances, you will be able to
do this on the Internet, by telephone or by mail as
indicated above. Please refer to the voting instruction
form or other information from your bank, broker or other
nominee on how to submit voting instructions.

What constitutes a quorum?

A majority of the shares of common stock entitled to vote
must be present or represented by proxy to constitute a
quorum at the Annual Meeting. Abstentions and shares
represented by “broker non-votes”, as described below,
are counted as present and entitled to vote for purposes
of determining a quorum. On the record date of March 23,
2026, there were 212,642,789 shares of the Company’s
common stock outstanding, and each share is entitled to
one vote at the Annual Meeting.

Who is entitled to vote?

Shareholders as of the close of business on the record
date of March 23, 2026, may vote at the Annual Meeting.
You have one vote for each share of common stock held
by you as of March 23, 2026, including shares:
•Held directly in your name as “shareholder of
record” (also referred to as “registered shareholder”);
•Held for you in street name—street name holders
generally cannot vote their shares directly and instead
must instruct the broker, bank or nominee how to vote
their shares; and
•Credited to your account in the Company’s 401(k)
Savings Plan.

104	The Travelers Companies, Inc. | 2026 Proxy Statement
OTHER INFORMATION

What are the voting deadlines if I do not attend the Annual Meeting?

Internet and telephone voting facilities will close at
11:59 p.m. (Eastern Daylight Time) on May 19, 2026,
for the voting of shares held by shareholders of
record or held in street name and at 11:59 p.m.
(Eastern Daylight Time) on May 18, 2026, for the
voting of shares held by current and former
employees through the Company’s 401(k)
Savings Plan.
Mailed proxy cards with respect to shares held of
record or in street name must be received no later
than May 19, 2026.
Mailed proxy cards with respect to shares held by
current and former employees through the
Company’s 401(k) Savings Plan must be received no
later than May 18, 2026.

May I revoke my proxy or change my vote?

Yes. Whether you have voted by Internet, telephone or
mail, if you are a shareholder of record, you may revoke
your proxy or change your vote by:
•Sending a written statement that you wish to revoke
your proxy to our Corporate Secretary or to any
corporate officer of the Company, provided such
statement is received no later than May 19, 2026;
•Voting again by Internet or telephone at a later time
before the closing of those voting facilities at 11:59
p.m. (Eastern Daylight Time) on May 19, 2026;
•Submitting a properly signed proxy card with a later
date that is received no later than May 19, 2026; or
•Voting at the Annual Meeting.
If you are a current or former employee and hold shares
through Travelers’ 401(k) Savings Plan, you may change
your vote and revoke your proxy by any of the first three
methods listed if you do so no later than 11:59 p.m.
(Eastern Daylight Time) on May 18, 2026. You cannot,
however, revoke or change your proxy with respect to
shares held through Travelers’ 401(k) Savings Plan after
that date, and you cannot vote those shares at the
Annual Meeting.
If you hold shares in street name, you must contact your
bank, broker or other nominee for specific instructions on
how to change or revoke your vote.

What is a “broker non-vote” and how does it affect voting on each item?

A broker non-vote occurs if you hold your shares in street
name and do not provide voting instructions to your
broker  on a  proposal  and  your  broker does not have
discretionary authority to vote on such proposal. See
below for a discussion of which proposals permit
discretionary voting by brokers and the effect of a broker
non-vote.

What if I receive more than one Notice or proxy card about the same time?

It generally means you hold shares registered in more
than one account. To ensure that all your shares are
voted, please sign and return each proxy card, or, if you
vote by Internet or telephone, vote once for each Notice
or proxy card you receive.

What do I need to be admitted to the Annual Meeting?

You must register in advance and present your
admission ticket and a form of personal identification
(such as a driver’s license) to enter the Annual Meeting.
Please see “How do I register for the Annual Meeting and
receive an admission ticket?” below for directions on how
to register for the meeting and obtain your admission
ticket.

How do I register for the Annual Meeting and receive an admission ticket?

To help ensure an orderly admission process to the
Annual Meeting, we are requiring all shareholders that
wish to attend the Annual Meeting to register in advance.
You may pre-register by visiting www.proxyvote.com and
clicking the “Attend a Meeting” link. If you received your
proxy materials by mail, you can use the 16-digit control
number included on your Notice or proxy card (for
shareholders of record) or voting instruction form (for
shareholders that hold shares through a broker, bank or
other nominee) to access www.proxyvote.com and
register for the meeting. If you received your proxy
materials by email, you will be able to access the meeting
registration link directly from the email. Registration for in-
person attendance will be open until 5:00 pm (Eastern
Daylight Time) on May 19, 2026. We will communicate
any special health precautions directly to registered
attendees prior to the Annual Meeting.
You will be able to secure an admission ticket when you
register for the meeting online at www.proxyvote.com. To
be admitted to the meeting, you are required to pre-
register and present your admission ticket and
government issued photo identification (see “What do I
need to be admitted to the Annual Meeting?” above).

2026 Proxy Statement | The Travelers Companies, Inc.	105
OTHER INFORMATION

What happens if a change to the Annual Meeting is necessary due to exigent circumstances?

If circumstances require a change in our Annual Meeting,
we will announce the decision to do so in advance via a
press release and will post details on our website that will also be filed with the SEC as additional proxy materials. A
virtual meeting will have no impact on shareholders’
ability to provide their proxy over the Internet or telephone or by completing and mailing their proxy card, each as
explained in this Proxy Statement. As always, we
encourage you to vote your shares prior to the Annual
Meeting.

Are there other things I should know if I intend to attend the Annual Meeting?

We may institute special precautions to protect the health
and safety of our directors, employees and shareholders
seeking to attend the Annual Meeting.  We will
communicate such protocols directly to registered
attendees in advance of the meeting.  Please note that no
cameras, recording equipment, electronic devices, large
bags, briefcases or packages will be permitted at the
Annual Meeting.

Who will count the vote?

Representatives of Broadridge Financial Solutions, Inc.
will tabulate the votes. Representatives of American
Election Services, LLC will act as inspectors of election.

Could other matters be decided at the Annual Meeting?

At the date this Proxy Statement went to press, we did
not know of any matters to be raised at the Annual
Meeting other than those referred to in this Proxy
Statement. If other matters are properly presented at the
Annual Meeting for consideration and you are a
shareholder of record and have submitted a proxy card,
the persons named in your proxy card will have the
discretion to vote on those matters for you.

Who will pay the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Proxies may be
solicited on our behalf by directors, officers or employees
(for no additional compensation) in person or by
telephone, electronic transmission and facsimile
transmission. Brokers and other nominees will be
requested to solicit proxies or authorizations from
beneficial owners and will be reimbursed for their
reasonable expenses. In addition, we have hired Sodali &
Co. LLC to solicit proxies. We expect to pay Sodali & Co.
LLC a fee of $17,000 plus reasonable expenses for these
services.

What is “householding” and how does it affect me?

SEC rules permit companies and intermediaries, such as
brokers, to satisfy delivery requirements for proxy
statements and notices with respect to two or more
shareholders sharing the same address by delivering a
single proxy statement or a single notice addressed to
those shareholders. This process, which is commonly
referred to as “householding”, provides cost savings for
companies. Some brokers household proxy materials,
delivering a single proxy statement or notice to multiple
shareholders sharing an address unless contrary
instructions have been received from the affected
shareholders. Once you have received notice from your
broker that they will be householding materials to your
address, householding will continue until you are notified
otherwise or until you revoke your consent.
If, at any time, you no longer wish to participate in
householding and would prefer to receive a separate
proxy statement or notice, or if you are receiving
duplicate copies of these materials and wish to have
householding apply, please notify your broker. You may
also call (866) 540-7095 or write to: Householding
Department, 51 Mercedes Way, Edgewood, New York
11717, and include your name, the name of your broker
or other nominee, and your account number(s). You can
also request prompt delivery of a copy of the proxy
statement and annual report by contacting Travelers
Investor Relations Department, 485 Lexington Avenue,
3140-NY08EX, New York, New York 10017, (917)
778-6877.

106	The Travelers Companies, Inc. | 2026 Proxy Statement
OTHER INFORMATION

What am I voting on, how many votes are required to approve each item, how are votes counted and how does the Board recommend I vote?

The table below summarizes the proposals that will be voted on, the vote required to approve each item, how votes are counted and how the Board recommends you vote:

Item	Vote Required	Voting Options	Broker Discretionary Voting Allowed(2)	Impact of Abstain Vote	Board Recommendation(3)
Item 1 – Election of the eight director nominees listed in this Proxy Statement	Majority of votes cast -— FOR must exceed AGAINST votes(1)	FOR AGAINST ABSTAIN	No	None	FOR
Item 2 – Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2026
Majority of votes present
or represented by
proxy and entitled to vote
on this item of business
or, if greater, the vote
required is a majority of
the voting power of the
minimum number of
shares entitled to vote
that would constitute a
quorum at the
Annual Meeting
		FOR AGAINST ABSTAIN	Yes	AGAINST	FOR
Item 3 – Non-binding vote to approve executive compensation		FOR AGAINST ABSTAIN	No	AGAINST	FOR
Item 4 – Amendment to The Travelers Companies, Inc. Amended and Restated 2023 Stock Incentive Plan		FOR AGAINST ABSTAIN	No	AGAINST	FOR
Item 5 – Shareholder proposal relating to climate-related pricing and coverage decisions(4)		FOR AGAINST ABSTAIN	No	AGAINST	AGAINST
Item 6 – Shareholder proposal relating to an independent board chairman(4)		FOR AGAINST ABSTAIN	No	AGAINST	AGAINST
(1)In an uncontested election of directors at which a quorum is present, if any nominee for director receives a greater number of votes
“AGAINST” his or her election than votes “FOR” such election, our Governance Guidelines require that such person must promptly tender his or her resignation to the Board following certification of the shareholder vote. Our Governance Guidelines further provide that the
Nominating and Governance Committee will then consider the tendered resignation and make a recommendation to the Board as to whether to accept or reject the tendered resignation or whether other action should be taken. The Board will act on the tendered resignation, taking into account the Nominating and Governance Committee’s recommendation, and publicly disclose its decision regarding the tendered resignation and the rationale behind the decision within 90 days from the date of the certification of the election results.
Cumulative voting in the election of directors is not permitted.
(2)A broker non-vote will not count as a vote for or against a director and will have no effect on the outcome of the election of the eight director nominees disclosed in this Proxy Statement. A broker non-vote will have no effect on Items 2 through 6 unless a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum at the Annual Meeting is required in order to approve the item as described in the column “Vote Required” above, in which case a broker non-vote will have the same effect as a vote
“AGAINST”.
(3)If you are a registered holder and you sign and submit your proxy card without indicating your voting instructions, your shares will be voted in accordance with the Board’s recommendation.
(4)In the case of the shareholder proposals in Items 5 and 6, these proposals will only be voted on if they are presented at the Annual
Meeting.

2026 Proxy Statement | The Travelers Companies, Inc.	107
OTHER INFORMATION
Shareholder Proposals for 2027 Annual Meeting
If any shareholder wishes to propose a matter for
consideration at our 2027 Annual Meeting of
Shareholders, the proposal should be mailed by certified
mail return receipt requested, to our Corporate Secretary,
at the Company’s principal executive office located at 485
Lexington Avenue, New York, New York 10017. To be
eligible under the SEC’s shareholder proposal rule (Rule
14a-8(e) of the Exchange Act) for inclusion in our 2027
Annual Meeting Proxy Statement and form of proxy
expected to be made available in April 2027, a proposal
must be received by our Corporate Secretary on or
before December 8, 2026. Failure to deliver a proposal in
accordance with this procedure may result in it not being
deemed timely received.
Our bylaws require timely notice of business to be
brought before a shareholders’ meeting, including
nominations of persons for election as directors. To be
timely, notice to our Corporate Secretary must be
received at our principal executive office not less than 90
days nor more than 120 days prior to the first anniversary
of the date of the preceding year’s annual meeting of
shareholders; provided, however, that in the event that
the annual meeting of shareholders is more than 30 days
before or 70 days after such anniversary date or, if no
such meeting was held in the preceding year, notice by a
shareholder shall be timely only if received (a) not earlier than 120 days prior to such annual meeting and  (b) not
less than  90 days before  such annual meeting or, if later, within ten days after the first public announcement of the
date of such annual meeting.  Accordingly, unless the
proviso above applies, notice of business and
nominations must be received by our Corporate
Secretary no earlier than January 20, 2027 and no later
than February 19, 2027. Any notice of director nomination
other than through proxy access must include the
additional information required by Rule 14a-19(b) under
the Exchange Act.
Our bylaws, which have other informational requirements
that must be followed in connection with submitting
director nominations and any other business for
consideration at a shareholders meeting, are posted on
our website at www.travelers.com under “Investors:
Corporate Governance: Governance Documents”.
For information regarding submission of a director
nominee using our proxy access bylaw, see “Governance
of Your Company—Director Nominations—Proxy Access”
in this Proxy Statement.
Other Equity Compensation Plan Information
EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information as of December 31, 2025 regarding the Company’s equity compensation plans. The only plan pursuant to which the Company may currently make additional equity grants is The Travelers
Companies, Inc. Amended and Restated 2023 Stock Incentive Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	8,745,708(2)	$166.72 per share(3)	5,086,814(4)
___________________________________________
(1)In addition to the 2023 Stock Incentive Plan, also included are The Travelers Companies, Inc. Amended and Restated 2014 Stock Incentive
Plan, as amended (the 2014 Incentive Plan), which was replaced by the 2023 Stock Incentive Plan and The Travelers Companies, Inc.
Amended and Restated 2004 Stock Incentive Plan, as amended (the 2004 Incentive Plan), which was replaced by the 2014 Incentive Plan, and certain plans for employees in the United Kingdom and the Republic of Ireland and The Travelers Deferred Compensation Plan for
Non-Employee Directors. Shares delivered under these plans are issued pursuant to the 2004 Incentive Plan, the 2014 Incentive Plan and
the 2023 Stock Incentive Plan.
(2)Total includes (i) 6,264,981 stock options, (ii) 840,946 performance shares and dividend equivalents accrued thereon (assuming issuance of 100% of performance shares granted), (iii) 1,495,590 restricted stock units, (iv) 131,688 director deferred stock awards and dividend equivalents accrued thereon and (v) 12,503 common stock units credited to the deferred compensation accounts of certain non-employee directors in lieu of cash compensation, at the election of such directors.
(3)The weighted average exercise prices for the 2004 Incentive Plan, the 2014 Incentive Plan and the 2023 Stock Incentive Plan relate only to stock options. The calculation of the weighted average exercise price does not include outstanding equity awards that are received or

108	The Travelers Companies, Inc. | 2026 Proxy Statement
OTHER INFORMATION
exercised for no consideration and also does not include common stock units credited to the deferred compensation accounts of certain non-employee directors at fair market value in lieu of cash compensation at the election of such directors.
(4)These shares are available for grant as of December 31, 2025 under the 2023 Stock Incentive Plan pursuant to which the Compensation
Committee of the Board of Directors may make various stock-based awards including nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock, deferred stock units, performance awards and other stock-
based or stock-denominated awards with respect to the Company’s common stock. This includes 5,789,184 shares initially authorized for issuance under the 2023 Stock Incentive Plan and an additional 2.1 million shares authorized by shareholders in May 2025, and shares subject to awards under the 2014 Incentive Plan that expired, were canceled, forfeited, settled in cash or otherwise terminated without the issuance of shares.
Other Business
The Board does not know of any other matters to be brought before the meeting. If other matters are presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment.
By Order of the Board of Directors,
Wendy C. Skjerven
Corporate Secretary

2026 Proxy Statement | The Travelers Companies, Inc.	A-1
ANNEX A
Annex A: Reconciliation of GAAP Measures to Non-GAAP
Measures and Selected Definitions
Core income is consolidated net income excluding the
after-tax impact of net realized investment gains (losses),
discontinued operations, the effect of a change in tax
laws and tax rates at enactment, and cumulative effect of
changes in accounting principles when applicable. Core
income per diluted share is core income on a per
diluted common share basis.
Return on equity is the ratio of net income to average
shareholders’ equity for the periods presented. Average
shareholders’ equity is (a) the sum of total
shareholders’ equity at the beginning and end of each of
the quarters for the period presented divided by (b) the
number of quarters in the period presented times
two. Core return on equity is the ratio of core income to
adjusted average shareholders’ equity for the periods
presented. Adjusted shareholders’ equity is
shareholders’ equity excluding net unrealized investment
gains (losses), net of tax, included in shareholders’ equity, net realized investment gains (losses), net of tax, for the
period presented, and the effect of a change in tax laws
and tax rates at enactment (excluding the portion related
to net unrealized investment gains (losses)). Adjusted
average shareholders’ equity is (a) the sum of adjusted
shareholders’ equity at the beginning and end of each of
the quarters for the period presented divided by (b) the
number of quarters in the period presented times
two. Average annual core return on equity over a
period is the ratio of: (a) the sum of core income for the
periods presented to (b) the sum of the adjusted average
shareholders’ equity for all years in the period presented.
In the opinion of the Company’s management, core
income, core income per diluted share and core return on
equity are important indicators of how well management
creates value for its shareholders through its operating
activities and its capital management. Financial statement
users also consider core income when analyzing the
results and trends of insurance companies. These
measures exclude net realized investment gains (losses),
net of tax, which can be significantly impacted by both
discretionary and other economic factors and are not
necessarily indicative of operating trends. Internally, the
Company’s management uses core income, core income
per diluted share and core return on equity to evaluate
financial performance against historical results and
establish performance targets on a consolidated basis.
Book value per share is total common shareholders’
equity divided by the number of common shares
outstanding. Adjusted book value per share is total
common shareholders’ equity excluding net unrealized
investment gains and losses, net of tax, included in
shareholders’ equity, divided by the number of common
shares outstanding. In the opinion of the Company’s
management, adjusted book value per share is useful in
an analysis of a property casualty company’s book value
per share as it removes the effect of changing prices on
invested assets (i.e., net unrealized investment gains
(losses), net of tax), which do not have an equivalent
impact on unpaid claims and claim adjustment expense
reserves.
Underwriting gain (loss) is net earned premiums and
fee income less claims and claim adjustment expenses
and insurance-related expenses. In the opinion of the
Company’s management, it is important to measure
profitability excluding the results of investing activities, which are managed separately from the insurance
business. This measure is used to assess business
performance and as a tool in making business
decisions. Underwriting gain, excluding the impact of
catastrophes and net favorable (unfavorable) prior
year loss reserve development, is the underwriting gain
(loss) adjusted to exclude claims and claim adjustment
expenses, reinstatement premiums and assessments
related to catastrophes and loss reserve development
related to time periods prior to the current year. In the
opinion of the Company’s management, this measure is
meaningful to users of the financial statements to
understand the Company’s periodic earnings and the
variability of earnings caused by the unpredictable nature
(i.e., the timing and amount) of catastrophes and loss
reserve development. This measure is also referred to
as underlying underwriting margin, underlying
underwriting income and underlying underwriting
gain.
A catastrophe is a severe loss designated, or reasonably
expected by the Company to be designated, a
catastrophe by one or more industry recognized
organizations that track and report on insured losses
resulting from catastrophic events, such as Property
Claim Services (PCS) for events in the United States and
Canada. Catastrophes can be caused by various natural
events, including, among others, hurricanes, tornadoes
and other windstorms, earthquakes, hail, wildfires, severe
winter weather, floods, tsunamis, volcanic eruptions and
other naturally-occurring events, such as solar flares.
Catastrophes can also be man-made, such as terrorist
attacks and other destructive acts, including those
involving nuclear, biological, chemical and radiological
events, cyber events, explosions and destruction of
infrastructure. Each catastrophe has unique
characteristics and catastrophes are not predictable as to
timing or amount. Their effects are included in net and
core income and claims and claim adjustment expense
reserves upon occurrence. A catastrophe may also result
in the payment of reinsurance reinstatement premiums
and assessments from various pools and associations.
The Company’s threshold for disclosing catastrophes is
primarily determined at the reportable segment level. If a
threshold for one segment or a combination thereof is

A-2	The Travelers Companies, Inc. | 2026 Proxy Statement
ANNEX A
reached and the other segments have losses from the
same event, losses from the event are identified as
catastrophe losses in the segment results and for the
consolidated results of the Company. Additionally, an
aggregate threshold is applied for International business
across all reportable segments. For 2025, the threshold
ranged from approximately $20 million to $30 million of
losses before reinsurance and taxes.
Net favorable (unfavorable) prior year loss reserve
development is the increase or decrease in incurred
claims and claim adjustment expenses as a result of the
re-estimation of claims and claim adjustment expense
reserves at successive valuation dates for a given group
of claims, which may be related to one or more prior
years. In the opinion of the Company’s management, a
discussion of loss reserve development is meaningful to
users of the financial statements as it allows them to
assess the impact between prior and current year
development on incurred claims and claim adjustment
expenses, net and core income and changes in claims
and claim adjustment expense reserve levels from period
to period.
We have included the following tables to provide a
reconciliation or a calculation of the above terms used in
this Proxy Statement: (1) net income to core income,
(2) shareholders’ equity to adjusted shareholders’ equity,
which are components of the return on equity and core
return on equity ratios, (3) calculation of return on equity and core return on equity, (4) net income per share to
core income per share on a diluted basis, (5) book value
per share and adjusted book value per share, (6)
invested assets to invested assets excluding net
unrealized investment gains (losses), (7) net income to
pre-tax underwriting income and (8) net income to after-
tax underlying underwriting income.
Combined Ratio, Underwriting Expense Ratio and
Underlying Combined Ratio
For Statutory Accounting Practices (SAP), the combined
ratio is the sum of the SAP loss and loss adjustment
expense (LAE) ratio and the SAP underwriting expense
ratio as defined in the statutory financial statements
required by insurance regulators. The combined ratio,
as used in this proxy statement, is the equivalent of, and
is calculated in the same manner as, the SAP combined
ratio except that the SAP underwriting expense ratio is
based on net written premiums and the underwriting
expense ratio as used in this proxy statement is based on
net earned premiums.
For SAP, the loss and LAE ratio is the ratio of incurred
losses and loss adjustment expenses less certain
administrative services fee income to
net earned premiums as defined in the statutory financial
statements required by insurance regulators. The loss
and LAE ratio as used in this proxy statement is
calculated in the same manner as the SAP ratio.
For SAP, the underwriting expense ratio is the ratio of
underwriting expenses incurred (including commissions
paid), less certain administrative services fee income and
billing and policy fees and other, to net written premiums
as defined in the statutory financial statements required
by insurance regulators. The underwriting expense
ratio as used in this proxy statement is the ratio of
underwriting expenses (including the amortization of
deferred acquisition costs), less certain administrative
services fee income, billing and policy fees and other, to
net earned premiums.
The combined ratio, loss and LAE ratio, and underwriting
expense ratio are used as indicators of the Company’s
underwriting discipline, efficiency in acquiring and
servicing its business and overall underwriting
profitability. A combined ratio under 100% generally
indicates an underwriting profit. A combined ratio over
100% generally indicates an underwriting loss.
Underlying combined ratio represents the combined
ratio excluding the impact of net prior year reserve
development and catastrophes. The underlying combined
ratio is an indicator of the Company’s underwriting
discipline and underwriting profitability for the current
accident year.
RECONCILIATION OF NET INCOME TO CORE INCOME

	Twelve Months Ended December 31,
($ in millions, after-tax)	2025	2024	2023	2022	2021	2020	2019	2018	2017	2016
Net income	$6,288	$4,999	$2,991	$2,842	$3,662	$2,697	$2,622	$2,523	$2,056	$3,014
Adjustments:
Net realized investment (gains) losses	37	26	81	156	(132)	(11)	(85)	(93)	(142)	(47)
Impact of changes in tax laws and/or tax rates(1)(2)	—	—	—	—	(8)	—	—	—	129	—
Core income	$6,325	$5,025	$3,072	$2,998	$3,522	$2,686	$2,537	$2,430	$2,043	$2,967
(1)Impact is recognized in the accounting period in which the change is enacted
(2)2017 reflects impact of Tax Cuts and Jobs Act of 2017 (TCJA)

2026 Proxy Statement | The Travelers Companies, Inc.	A-3
ANNEX A
RECONCILIATION OF SHAREHOLDERS’ EQUITY TO ADJUSTED SHAREHOLDERS’ EQUITY

	As of December 31,
($ in millions)	2025	2024	2023	2022	2021	2020	2019	2018	2017	2016
Shareholders’ equity	$32,894	$27,864	$24,921	$21,560	$28,887	$29,201	$25,943	$22,894	$23,731	$23,221
Net unrealized investment (gains) losses, net of tax, included in shareholders’ equity	1,478	3,640	3,129	4,898	(2,415)	(4,074)	(2,246)	113	(1,112)	(730)
Net realized investment (gains) losses, net of tax	37	26	81	156	(132)	(11)	(85)	(93)	(142)	(47)
Impact of changes in tax laws and/or tax rates(1)(2)	—	—	—	—	(8)	—	—	—	287	—
Adjusted shareholders’ equity	$34,409	$31,530	$28,131	$26,614	$26,332	$25,116	$23,612	$22,914	$22,764	$22,444
(1)Impact is recognized in the accounting period in which the change is enacted
(2)2017 reflects impact of Tax Cuts and Jobs Act of 2017 (TCJA)
CALCULATION OF RETURN ON EQUITY AND CORE RETURN ON EQUITY

	Twelve Months Ended December 31,
($ in millions, after-tax)	2025	2024	2023	2022	2021	2020	2019	2018	2017	2016
Net income	$6,288	$4,999	$2,991	$2,842	$3,662	$2,697	$2,622	$2,523	$2,056	$3,014
Average shareholders’ equity	29,924	25,993	22,031	23,384	28,735	26,892	24,922	22,843	23,671	24,182
Return on equity	21.0%	19.2%	13.6%	12.2%	12.7%	10.0%	10.5%	11.0%	8.7%	12.5%
Core income	$6,325	$5,025	$3,072	$2,998	$3,522	$2,686	$2,537	$2,430	$2,043	$2,967
Adjusted average shareholders’ equity	32,643	29,295	26,772	26,588	25,718	23,790	23,335	22,814	22,743	22,386
Core return on equity	19.4%	17.2%	11.5%	11.3%	13.7%	11.3%	10.9%	10.7%	9.0%	13.3%
RECONCILIATION OF NET INCOME PER SHARE TO CORE INCOME PER SHARE ON A DILUTED BASIS

	Twelve Months Ended December 31,
	2025	2024
Diluted income per share
Net income	$27.43	$21.47
Adjustments:
Net realized investment losses, after-tax	0.16	0.11
Core income	$27.59	$21.58

A-4	The Travelers Companies, Inc. | 2026 Proxy Statement
ANNEX A
CALCULATION OF BOOK VALUE PER SHARE AND ADJUSTED BOOK VALUE PER SHARE

	As of December 31,
($ in millions, except per share amounts)	2025	2024	2023	2022	2021	2020	2019	2018	2017	2016
Shareholders’ equity	$32,894	$27,864	$24,921	$21,560	$28,887	$29,201	$25,943	$22,894	$23,731	$23,221
Less: net unrealized investment gains (losses), net of tax, included in shareholders’ equity	(1,478)	(3,640)	(3,129)	(4,898)	2,415	4,074	2,246	(113)	1,112	730
Shareholders’ equity, excluding net unrealized investment gains (losses), net of tax, included in shareholders’ equity	$34,372	$31,504	$28,050	$26,458	$26,472	$25,127	$23,697	$23,007	$22,619	$22,491
Common shares outstanding	217.5	226.6	228.2	232.1	241.2	252.4	255.5	263.6	271.4	279.6
Book value per share	$151.21	$122.97	$109.19	$92.90	$119.77	$115.68	$101.55	$86.84	$87.46	$83.05
Adjusted book value per share	$158.01	$139.04	$122.90	$114.00	$109.76	$99.54	$92.76	$87.27	$83.36	$80.44
RECONCILIATION OF INVESTED ASSETS TO INVESTED ASSETS EXCLUDING NET UNREALIZED INVESTMENT
GAINS (LOSSES)

	As of December 31,
($ in millions)	2025	2024	2023	2022	2021	2020	2019	2018	2017	2016
Invested assets(1)	$104,529	$94,223	$88,810	$80,454	$87,375	$84,423	$77,884	$72,278	$72,502	$70,488
Less: Net unrealized investment gains (losses), pre- tax	(1,862)	(4,609)	(3,970)	(6,220)	3,060	5,175	2,853	(137)	1,414	1,112
Invested assets excluding net unrealized investment gains (losses)	$106,391	$98,832	$92,780	$86,674	$84,315	$79,248	$75,031	$72,415	$71,088	$69,376
(1) Includes $3,347 million of invested assets classified as held for sale as of December 31, 2025.
RECONCILIATION OF NET INCOME TO PRE-TAX UNDERWRITING INCOME
(also known as Underwriting Gain)

	Twelve Months Ended December 31,
($ in millions, after-tax, except as noted)	2025	2024
Net income	$6,288	$4,999
Net realized investment losses	37	26
Core income	6,325	5,025
Net investment income	(3,254)	(2,952)
Other (income) expense, including interest expense	326	308
Underwriting income	3,397	2,381
Income tax expense on underwriting results	868	603
Pre-tax underwriting income	$4,265	$2,984

2026 Proxy Statement | The Travelers Companies, Inc.	A-5
ANNEX A
RECONCILIATION OF NET INCOME TO AFTER-TAX UNDERLYING UNDERWRITING INCOME
(also known as Underlying Underwriting Gain)

	Twelve Months Ended December 31,
($ in millions, after-tax)	2025	2024	2023	2022	2021	2020	2019	2018	2017	2016
Net income	$6,288	$4,999	$2,991	$2,842	$3,662	$2,697	$2,622	$2,523	$2,056	$3,014
Net realized investment (gains) losses	37	26	81	156	(132)	(11)	(85)	(93)	(142)	(47)
Impact of changes in tax laws and/or tax rates(1) (2)	—	—	—	—	(8)	—	—	—	129	—
Core income	6,325	5,025	3,072	2,998	3,522	2,686	2,537	2,430	2,043	2,967
Net investment income	(3,254)	(2,952)	(2,436)	(2,170)	(2,541)	(1,908)	(2,097)	(2,102)	(1,872)	(1,846)
Other (income) expense, including interest expense	326	308	337	277	235	232	214	248	179	78
Underwriting income	3,397	2,381	973	1,105	1,216	1,010	654	576	350	1,199
Impact of net (favorable) unfavorable prior year reserve development	(815)	(559)	(113)	(512)	(424)	(276)	47	(409)	(378)	(510)
Impact of catastrophes	2,915	2,632	2,361	1,480	1,459	1,274	699	1,355	1,267	576
Underlying underwriting income	$5,497	$4,454	$3,221	$2,073	$2,251	$2,008	$1,400	$1,522	$1,239	$1,265
(1)Impact is recognized in the accounting period in which the change is enacted
(2)2017 reflects impact of Tax Cuts and Jobs Act of 2017 (TCJA)
The following terms are also used in this Proxy Statement and are defined as follows:
•Book value per share growth is the percentage change in book value per share over the specified time period.
•Adjusted book value per share growth is the percentage change in adjusted book value per share over the specified time period.
•Total shareholder return is the percentage change in the stock price and the cumulative amount of dividends, assuming dividend reinvestment, from the stock price at the beginning of the specified period.

2026 Proxy Statement | The Travelers Companies, Inc.	B-1
ANNEX B
Annex B: The Travelers Companies, Inc. Amended and
Restated 2023 Stock Incentive Plan
1.        Purpose. The purposes of The Travelers Companies, Inc. Amended and Restated 2023 Stock Incentive Plan
(the “Plan”) are (i) to attract and retain Eligible Persons by providing competitive compensation opportunities, (ii) to provide Eligible Persons with incentive-based compensation in the form of Company Common Stock, (iii) to attract and compensate non-employee directors for service as Board and committee members, (iv) to encourage decision making based upon long-term goals, and (v) to align the interest of Eligible Persons with that of the Company’s shareholders by encouraging such persons to acquire a greater ownership position in the Company.
2.         Definitions. Wherever used herein, the following terms shall have the respective meanings set forth below:
“Award” means an award to a Participant made in accordance with the terms of the Plan.
“Board” means the Board of Directors of the Company.
“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.
“Company” means The Travelers Companies, Inc.
“Committee” means the Compensation Committee of the Board, or a subcommittee of that committee, or such other committee of the Board (including, without limitation, the full Board) to which the Board has delegated power to act under or pursuant to the provisions of the Plan.  Unless otherwise determined by the Board, the
Committee shall consist of no less than two directors, all of whom shall be intended to qualify as “independent directors” within the meaning of Rule 303A of the New York Stock Exchange, and as “non-employee directors”
within the meaning of Rule 16b-3 under the Exchange Act.
“Common Stock” means the common stock of the Company.
“Change of Control” means the first to occur of (i) any “person” within the meaning of Section 14(d) of the
Exchange Act, other than a Permitted Holder, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the then-outstanding Common
Stock, other than pursuant to a purchase of Common Stock from the Company; (ii) individuals who constitute the Board on the Effective Date, cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the Effective Date, whose election, or nomination for election by the
Company’s shareholders, was approved by a vote of at least three quarters of the directors comprising the
Board on the Effective Date (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this clause (ii), considered as though such person were a member of the Board on the Effective
Date; (iii) any plan or proposal for the liquidation of the Company is adopted by the shareholders of the
Company; (iv) all or substantially all of the assets of the Company are sold, liquidated or distributed (in one or a series of related transactions) to any person or group other than Permitted Holders; or (v) the consummation of a reorganization, merger, consolidation or other corporate transaction involving the Company (a “Transaction”), in each case, with respect to which the shareholders of the Company immediately prior to such Transaction do not, immediately after the Transaction, own more than fifty percent (50%) of the combined voting power of the
Company or other entity resulting from such Transaction in substantially the same proportion as their ownership of the voting power of the Company immediately prior to such Transaction.  Notwithstanding the foregoing, for purposes of Awards hereunder that are subject to the provisions of Section 409A of the Code and the regulations promulgated thereunder (“Code Section 409A”), no Change of Control shall be deemed to have occurred upon an event described in clauses (i) through (v) above that would have the effect of changing the time of payment of such Award unless such event would also constitute a change in the ownership or effective control of, or a change in the ownership of a substantial portion of the assets of, the Company for purposes of
Code Section 409A.
“Effective Date” means the effective date of this Plan, as defined in Section 25.
“Eligible Person” means an employee, non-employee director, consultant or other service provider with respect to the Company or its affiliates.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

B-2	The Travelers Companies, Inc. | 2026 Proxy Statement
ANNEX B
“Fair Market Value” means, as of a specified date, unless otherwise determined by the Committee, the closing trading price of a share of Common Stock on the New York Stock Exchange or on any national securities exchange on which the shares of Common Stock are then listed, or if the shares were not traded on such date, then on the immediately preceding date on which such shares of Common Stock were traded, all as reported by such source as the Committee may select.
“ISO” means an incentive stock option as defined in Section 422 of the Code.
“Option Proceeds” means the cash actually received by the Company for the exercise price in connection with the exercise of a stock option granted under the Plan plus the tax benefit that could be realized by the
Company as a result of such stock option exercise, which tax benefit shall be determined by multiplying (a) the amount that is deductible for federal income tax purposes as a result of such stock option exercise (currently, equal to the amount upon which the Participant’s withholding tax obligation is calculated) times (b) the maximum federal corporate income tax rate for the year of exercise. To the extent a Participant pays the exercise price and/or withholding taxes with shares of Common Stock, Option Proceeds shall not be calculated with respect to the amounts so paid with shares.
“Participant” means an Eligible Person who is selected by the Committee to participate in the Plan.
“Permitted Holder” means (i) the Company or any of its affiliates, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the
Company.
“Performance Conditions” may, for purposes of Awards under the Plan, include one or more of: earnings per share, earnings before interest and tax, net income, adjusted net income, core income, stock price, total shareholder return, market share, return on equity, cash return on equity, achievement of profit, loss and/or expense ratio, revenue targets, cash flows, book value, return on assets or return on capital, improvements in capital structure, revenues or sales, working capital, credit rating, improvement in workforce diversity, employee retention, closing of corporate transactions, customer satisfaction, or implementation, completion or attainment of products or projects. Such Performance Conditions may be based on the attainment of levels set for such financial measures with respect to the Company or any subsidiary, division, business unit, or any combination thereof and may be set as an absolute measure or relative to a designated peer group or index of comparable companies. Such Performance Conditions shall be set and defined by the Committee, and for purposes of defining such Performance Conditions, the Committee may elect to exclude the impact of certain extraordinary or non-recurring items. Unless specifically determined by the Committee at the time a Performance Condition is set, the satisfaction of any Performance Condition shall be determined by eliminating the impact of any change in accounting rules which becomes effective following the time such Performance Condition is set.
“Prior Plan” means the Company’s Amended and Restated 2014 Stock Incentive Plan.
“Prior Plan Award” means an equity award granted under the Prior Plan which remained outstanding as of the
Effective Date, as set forth in Section 25.
3.        Shares Subject to the Plan. Subject to adjustment as provided in Section 20, the number of shares of Common
Stock which shall be available and reserved for grant of Awards under the Plan shall be ~~7,889,184~~ 12,889,184. The shares of Common Stock issued under the Plan may come from authorized and unissued shares or shares purchased in the open market.
Shares of Common Stock subject to an Award granted under this Plan or a Prior Plan Award that expires unexercised, that is forfeited, terminated or canceled, that is settled in cash or other forms of property, or otherwise does not result in the issuance of shares of Common Stock, in whole or in part, shall thereafter again be available for grant under the
Plan. If the exercise price of any stock option is satisfied by delivering shares of Common Stock to the Company (by tender of such shares or attestation) or by authorizing the Company to retain shares of Common Stock, only the number of shares of Common Stock delivered to the Participant net of shares of Common Stock delivered to the Company (by tender or attestation) or retained by the Company shall be deemed delivered for purposes of determining the maximum number of shares of Common Stock available for grant under the Plan. To the extent any shares of Common Stock subject to an Award are not delivered to a Participant because such shares are used to satisfy an applicable tax or other withholding obligations, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for grant under the Plan. Shares of Common Stock purchased by the Company on the open market using Option Proceeds shall also be available for grant under the Plan; provided,

2026 Proxy Statement | The Travelers Companies, Inc.	B-3
ANNEX B
however, that the increase in the number of shares of Common Stock available for grant pursuant to such market purchases shall not be greater than the number that could be repurchased at Fair Market Value on the date of exercise of the stock option giving rise to such Option Proceeds.
In addition, the number of shares of Common Stock available for grant under the Plan shall not be reduced by shares subject to Awards granted upon the assumption of or in substitution for awards granted by a business or entity that is merged into or acquired by (or whose assets are acquired by) the Company.
4.         Administration.
4.1      Committee Authority. The Committee shall have full and exclusive power to administer and interpret the
Plan, to grant Awards and to adopt such administrative rules, regulations, procedures and guidelines governing the Plan and the Awards as it may deem necessary in its discretion, from time to time. The Committee’s authority shall include, but not be limited to, the authority to:
(i)        determine the type and timing of Awards to be granted under the Plan;
(ii)      select Award recipients and determine the extent of their participation;
(iii)      establish all other terms, conditions, restrictions and limitations applicable to Awards and the shares of Common Stock issued pursuant to Awards, including, but not limited to, those relating to a
Participant’s retirement, death, disability, leave of absence or termination of employment; and
(iv)      waive vesting or forfeiture conditions with respect to outstanding Awards.
The Committee’s right to make any decision, interpretation or determination under the Plan shall be in its sole and absolute discretion.
4.2      Administration of the Plan. The administration of the Plan shall be managed by the Committee. The
Committee shall have the power to prescribe and modify, as necessary, the form of Award document, to correct any defect, supply any omission or clarify any inconsistency in the Plan and/or in any Award document and to take such actions and make such administrative determinations that the Committee deems appropriate in its discretion. Any decision of the Committee in the administration and interpretation of the Plan, as described herein, shall be final, binding and conclusive on all parties concerned, including the Company, its shareholders and subsidiaries and all Participants.
4.3      Delegation of Authority. To the extent permitted under applicable law, the Committee may at any time delegate to a committee of the Board or one or more officers of the Company some or all of its authority over the administration of the Plan, with respect to persons who are not subject to the reporting requirements of
Section 16(a) of the Exchange Act.
5.        Eligibility. The Committee shall determine which Eligible Persons shall be eligible to receive Awards. No Eligible
Person shall have at any time the right to receive an Award, or having been selected for an Award, to receive any further
Awards.
The Committee may also grant stock options, stock appreciation rights, restricted stock, performance awards or other
Awards under the Plan in substitution for, or in connection with the assumption of, existing options, stock appreciation rights, restricted stock, performance awards or other awards granted, awarded or issued by another entity and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a merger, consolidation, plan of exchange, acquisition of property or stock, separation, reorganization or liquidation to which the
Company or any subsidiary is a party. The terms and conditions of the substitute Awards may vary from the terms and conditions set forth in the Plan to the extent the Committee at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.
6.        Awards. Awards under the Plan may consist of: non-qualified stock options, ISOs, stock appreciation rights, restricted stock, performance awards and any other stock-based awards, including deferred stock units.

B-4	The Travelers Companies, Inc. | 2026 Proxy Statement
ANNEX B
7.        Stock Options.
7.1      Types of Options. Stock options granted under the Plan may be non-qualified stock options, ISOs or any other type of stock option permitted under the Code, as determined by the Committee and evidenced by the document governing the Award.
7.2      ISOs. The terms and conditions of any ISO shall be subject to the provisions of Section 422 of the Code and the terms, conditions, limitations and administrative procedures established by the Committee. At the discretion of the Committee, ISOs may be granted to any employee of the Company and its subsidiaries, as such term is defined in Section 424(f) of the Code (each, a “Subsidiary”). No ISO may be granted to any
Participant who, at the time of such grant, owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless (i) the exercise price for such ISO is at least one-hundred and ten percent (110%) of the Fair Market Value of a share of Common Stock on the date the ISO is granted, and (ii) the date on which such ISO terminates is a date not later than the day preceding the fifth anniversary of the date on which the ISO is granted. Any Participant who disposes of shares acquired upon the exercise of an ISO either within two years after the date of grant of such ISO or within one year after the transfer of such shares to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition. The maximum number of shares of Common Stock available under the Plan for issuance as ISOs shall be the full number of shares reserved for issuance under Section 3 hereof.
All stock options granted under the Plan are intended to be nonqualified stock options, unless the applicable
Award document expressly states that the stock option is intended to be an ISO. If a stock option is intended to be an ISO, and if for any reason such stock option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such stock option (or portion thereof) shall be regarded as a nonqualified stock option granted under the Plan; provided that such stock option (or portion thereof) otherwise complies with the
Plan’s requirements relating to nonqualified stock options.
7.3      Exercise Price and Period. The Committee shall establish the exercise price, which price (other than for substitute options pursuant to Section 5 or options intended to meet the requirements described under Section
26 for Eligible Persons outside of the United States) shall be no less than the Fair Market Value of a share of the Common Stock on the date of grant. Each stock option may be exercised in whole or in part on the terms provided in the Award document. The Committee also shall establish the period during which a stock option is exercisable, provided that in no event may a stock option be exercisable for a period of more than ten (10)
years from the date of grant.
When a stock option is no longer exercisable, it shall be deemed to have lapsed or expired.
7.4      Manner of Exercise. The exercise price of each share as to which a stock option is exercised and, if requested, the amount of any federal, state, local or foreign withholding taxes, shall be paid in full at the time of such exercise. For purposes of this Section 7.4, the exercise date of a stock option shall be the later of the date a notice of exercise is received by the Company and, if applicable, the date payment is received by the
Company pursuant to clauses (i), (ii), (iii), (iv) or (v) below.  The exercise of any stock option shall be contingent on and subject to such payment of the exercise price and withholding taxes, or the arrangement for the satisfaction of such payments in a manner satisfactory to the Committee. Such payment shall be made in any of the following forms:
(i)        in cash (including check, bank draft or money order),
(ii)      by delivery of shares of Common Stock owned by the Participant (by tender of such shares or by attestation) having a Fair Market Value as of the date of exercise equal to the exercise price for the total number of shares as to which the option is exercised, plus applicable taxes, if requested, subject to (A) the shares so delivered having such characteristics as are required, if necessary, in order to avoid adverse accounting consequences to the Company on account of use of such shares to pay the exercise price and (B)
such other guidelines for the tender of Common Stock as the Committee may establish,
(iii)      if approved by the Committee in the related Award document or other action by the Committee, authorization of the Company to retain from the total number of shares of Common Stock as to which the option is exercised that number of shares of Common Stock having a Fair Market Value as of the date of exercise equal to the exercise price for the total number of shares as to which the option is exercised, plus applicable taxes, if requested (i.e., a “net settlement” arrangement),
(iv)      subject to such rules as may be established by the Committee, through the delivery of irrevocable instructions to a broker to sell shares obtained upon the exercise of the stock option and to deliver promptly to

2026 Proxy Statement | The Travelers Companies, Inc.	B-5
ANNEX B
the Company an amount out of the proceeds of such sale equal to the aggregate exercise price for the Shares being purchased, or
(v)      such other consideration as the Committee deems appropriate, or by a combination of cash, shares of
Common Stock, retention of shares and such other consideration.
The Committee may, with the consent of the Participant and subject to Section 21, cancel any outstanding stock option in consideration of a cash payment in an amount not greater than the excess, if any, of the aggregate Fair Market Value (on the date of such cancellation) of the shares subject to the stock option over the aggregate exercise price of such stock option; provided, however, that the Participant’s consent is not required for such a cancellation pursuant to Section 13 hereof.
7.5      Automatic Exercise in Certain Circumstances. Notwithstanding Sections 7.3 and 7.4 of the Plan, to the
extent that any portion of a vested and exercisable stock option remains unexercised as of the close of business on the expiration date of the stock option (either the originally scheduled expiration date or such earlier date on which the stock option would otherwise expire pursuant to the applicable Award documents in connection with a termination of employment other than due to gross misconduct or cause) (the “Automatic
Exercise Date”), the entire vested and exercisable portion of such stock option will be exercised on the
Automatic Exercise Date without any further action by the Participant to whom the stock option was granted (or the person or persons to whom the stock option may have been transferred in accordance with Section 15 of the Plan and any applicable Award documents), but only if (i) the Fair Market Value per share of Common
Stock on the Automatic Exercise Date is at least $0.01 greater than the per share exercise price of the stock option, and (ii) no suspension of the automatic option exercise program described under this Section 7.5 is then in effect. The aggregate exercise price for any option exercise under this Section 7.5 and any related withholding taxes will be paid by the Company retaining from the total number of shares of Common Stock as to which the stock option is being exercised a number of shares having an aggregate Fair Market Value as of the Automatic Exercise Date equal to the amount of such aggregate exercise price plus the applicable withholding taxes. Consistent with Section 26 of the Plan, the Committee shall have the authority to limit or modify the applicability of this provision to Participants who are foreign nationals or employed outside of the
United States, or both. Because the responsibility for exercising a stock option rests with the Participant, and because the exercise procedure described in this Section 7.5 is provided only as a convenience to Participants, neither the Committee, the Company nor any of its directors, officers, employees or agents shall incur any liability to any Participant if a stock option expires unexercised because an exercise pursuant to this Section 7.5 fails to occur for any reason.
8.        Stock Appreciation Rights. An Award of a stock appreciation right shall entitle the Participant, subject to terms and conditions determined by the Committee, to receive upon exercise of the stock appreciation right all or a portion of the excess of the Fair Market Value of a specified number of shares of Common Stock as of the date of exercise of the stock appreciation right over a specified strike price, which price (other than for substitute stock appreciation rights pursuant to Section 5 or stock appreciation rights intended to meet the requirements described under Section 26 for
Eligible Persons outside of the United States) shall be no less than the Fair Market Value of a share of the Common
Stock on the date of grant of the stock appreciation right or the date of grant of a previously granted related stock option, as determined by the Committee in its discretion. A stock appreciation right may be granted in connection with a previously or contemporaneously granted stock option, or independent of any stock option. If issued in connection with a previously granted related stock option, the Committee shall impose a condition that the exercise of the stock appreciation right cancels the related stock option and exercise of the related stock option cancels the stock appreciation right, and the other terms of the stock appreciation right shall be identical in all respects to the terms of the related stock option except for the medium of payment. Each stock appreciation right may be exercised in whole or in part on the terms provided in the Award document. Stock appreciation rights granted independent of any stock option shall be exercisable for such period as specified by the Committee; provided that, in no event may a stock appreciation right be exercisable for a period of more than ten (10) years. When a stock appreciation right is no longer exercisable, it shall be deemed to have lapsed or terminated. Except as otherwise provided in the applicable agreement, upon exercise of a stock appreciation right, payment to the Participant shall be made in the form of cash, shares of Common
Stock or a combination of cash and shares of Common Stock as promptly as practicable after such exercise. The Award document may provide for a limitation upon the amount or percentage of the total appreciation on which payment
(whether in cash and/or shares of Common Stock) may be made in the event of the exercise of a stock appreciation right. The Committee may, with the consent of the Participant and subject to Section 21, cancel any outstanding stock appreciation right in consideration of a cash payment in an amount not in excess of the difference between the aggregate Fair Market Value (on the date of such cancellation) of any shares subject to the stock appreciation right and the aggregate strike price of such Shares; provided, however, that the Participant’s consent is not required for such a

B-6	The Travelers Companies, Inc. | 2026 Proxy Statement
ANNEX B
cancellation in connection with the purchase of such stock appreciation right pursuant to Section 13 hereof. The automatic exercise provisions described under Section 7.5 with respect to stock options shall apply on a similar basis with respect to stock appreciation rights.
9.         Restricted Stock. Restricted stock may be granted in the form of actual shares of Common Stock, which shall be evidenced by a certificate with an appropriate legend, or in uncertificated direct registration form, registered in the name of the Participant but held by the Company until the end of the restricted period, as determined by the Committee.
As a condition to the receipt of an award of restricted stock in the form of actual shares of Common Stock, a Participant may be required to execute any stock powers, escrow agreements or other documents as may be determined by the
Committee. Any conditions, limitations, restrictions, vesting and forfeiture provisions shall be established by the
Committee in its discretion.
The Committee may, on behalf of the Company, approve the purchase by the Company of any shares subject to an
Award of restricted stock, to the extent vested, for an amount equal to the aggregate Fair Market Value of such shares on the date of purchase. Awards of restricted stock may provide the Participant with dividends or dividend equivalents
(pursuant to Section 17) and voting rights, if in the form of actual shares, prior to vesting.
10.      Performance Awards. Performance awards may be in the form of performance shares valued with reference to a share of Common Stock or performance units valued with reference to an amount of property (including cash) other than shares of Common Stock. Performance awards may also be granted in the form of any other stock-based Award.
Performance awards shall entitle a Participant to future payments based upon the attainment of Performance
Conditions established in writing by the Committee. Payment shall be made in cash, shares of Common Stock or any combination thereof, as determined by the Committee. The Award document establishing a performance award may establish that a portion of a Participant’s Award will be paid for performance that exceeds the minimum target but falls below the maximum target available to the Award. The Award document shall also provide for the timing of payment.
Following the conclusion or acceleration of the period of time designated for attainment of the Performance Conditions, the Committee shall determine the extent to which the Performance Conditions have been attained and shall then cause to be delivered to the Participant (i) a number of shares of Common Stock equal to the number of performance shares or the value of such performance units determined by the Committee to have been earned, and/or (ii) cash equal to the
Fair Market Value of such number of performance shares or the value of performance units, as the Committee shall elect or as shall have been stated in the applicable Award document.
11.      Other Stock-Based Awards. The Committee may issue unrestricted shares of Common Stock, or other awards denominated in Common Stock (including but not limited to phantom stock and restricted or deferred stock units), to
Participants, alone or in tandem with other Awards, in such amounts and subject to such terms and conditions as the
Committee shall from time to time in its sole discretion determine.
12.      Award Documents. Each Award under the Plan shall be evidenced by an Award document (which may consist of a term sheet or an agreement, and may be provided in electronic form) setting forth the terms and conditions, as determined by the Committee, which shall apply to such Award, in addition to the terms and conditions specified in the
Plan. The Committee may, in its discretion, place terms in the Award documents that provide for the acceleration of any time periods relating to the exercise or realization of any Awards so that such Awards may be exercised or realized in full on or before a date fixed by the Committee, in connection with a Change of Control.
13.      Change of Control. The Committee may, in its discretion, at the time an Award is made hereunder or at any time prior to, coincident with or after the time of a Change of Control:
(i)        provide for the purchase or cancellation of such Awards, for an amount of cash, if any, equal to the amount which could have been obtained upon the exercise or realization of such rights had such Awards been currently exercisable or payable;
(ii)        make such adjustment to the Awards then outstanding as the Committee deems appropriate to reflect such transaction or change (including the acceleration of vesting); and/or
(iii)      cause the Awards then outstanding to be assumed, or new rights substituted therefore, by the surviving corporation in such Change of Control.
The Committee may, in its discretion, include such further provisions and limitations in any Award document as it may deem equitable and in the best interests of the Company.
14.      Withholding. The Company and its subsidiaries shall have the right to deduct from any payment to be made pursuant to the Plan, or to require prior to the issuance or delivery of any shares of Common Stock or the payment of cash under the Plan, any taxes (whether federal, state, local or foreign) to be withheld therefrom. Additionally, the

2026 Proxy Statement | The Travelers Companies, Inc.	B-7
ANNEX B
Committee may permit or require a Participant to publicly sell, in a manner prescribed by the Committee, a sufficient number of Shares in connection with the settlement of an Award (with a remittance of the sale proceeds to the
Company) to cover applicable tax withholdings. The Committee may, in its discretion, permit a Participant to elect to satisfy such withholding obligation by any of the methods pursuant to which the exercise price of a stock option may be paid pursuant to Section 7. Any satisfaction of tax obligations through the withholding of shares may only be up to the statutory minimum tax rate, or such higher rates of up to maximum applicable withholding rates as may be permitted by the Committee. Any fraction of a share of Common Stock required to satisfy such obligation shall be disregarded and the amount due shall instead be paid in cash to the Participant.
15.      Transferability. Except as provided in this Section, during the lifetime of a Participant to whom an Award is granted, only that Participant (or that Participant’s legal representative in the case of disability) may exercise a stock option or stock appreciation right, or receive payment with respect to restricted stock, a performance award or any other
Award. The Committee may permit (on such terms, conditions and limitations as it determines), an Award of restricted stock, stock options, stock appreciation rights, performance shares or performance units or other Awards to be transferred or transferable to family members, charities or estate planning vehicles, in each case, for no consideration and only to the extent permissible by law and, in the case of an ISO, to the extent permissible under Section 422 of the
Code. Other than as stated in the preceding sentence, no Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company.
16.      Deferrals and Settlements. The Committee may require or permit Participants to elect to defer the issuance of shares or the settlement of Awards in cash under such rules and procedures as it may establish under the Plan. It may also provide that deferred settlements include the payment or crediting of interest or dividend equivalents on the deferral amounts. Any such rules or procedures shall comply with the requirements of Code Section 409A, including those with respect to the time when a deferral election may be made, the period of the deferral and the events that would result in the payment of the deferred amount.
17.      Dividends and Dividend Equivalents. An Award (other than a stock option or stock appreciation right) may, if so determined by the Committee, provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Common Stock subject to the Award (both before and after the Common Stock subject to the Award is earned, vested or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Common Stock, as determined by the Committee; provided, however, that in the case of any performance-based Awards, any associated dividends or dividend equivalent payments will not be paid unless and until the corresponding portion of the underlying Award is earned. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Common Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Common Stock equivalents.
18.      No Right to Awards or Employment. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continue in the employ of the Company or its subsidiaries. Further, the Company and its subsidiaries expressly reserve the right at any time to dismiss a Participant without any liability, or any claim under the Plan, except as expressly provided herein or in any Award document entered into hereunder.
19.      Rights as a Shareholder. Unless the Committee determines otherwise, a Participant shall not have any rights as a shareholder with respect to shares of Common Stock covered by an Award until the date the Participant becomes the holder of record with respect to such shares. No adjustment will be made for dividends or other rights for which the record date is prior to such date, except as provided in Section 17.
20.    Adjustment of and Changes in Common Stock. Except as otherwise provided under Section 13 or as separately addressed pursuant to Section 17, in the event of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or transaction or exchange of Shares or other corporate exchange, equity restructuring (as defined under Financial Accounting Standards Board (FASB) Accounting Standards
Codification 718), or any distribution to shareholders other than regular cash dividends or any transaction similar to the foregoing the Committee shall cause there to be made a substitution or adjustment, as it determines to be equitable in order to prevent a dilution or enlargement of rights relative to other shareholders of Common Stock, to (i) the number and kind of shares of Common Stock or other securities issued or reserved for issuance pursuant to the Plan and to outstanding Awards (including but not limited to the number and kind of shares of Common Stock or other securities to which such Awards are subject, and the exercise or strike price of such Awards) to the extent such other Awards would not otherwise automatically adjust in the equity restructuring, (ii) the maximum number of Shares for which Awards may

B-8	The Travelers Companies, Inc. | 2026 Proxy Statement
ANNEX B
be granted during a specified period to any Participant, and/or (iii) any other affected terms of such Awards; provided, in each case, that no such adjustment shall be authorized under this Section 20 to the extent that such adjustment would cause an Award to be subject to adverse tax consequences under Section 409A of the Code. In either case, any such substitution or adjustment shall be conclusive and binding for all purposes of the Plan. Unless otherwise determined by the Committee, the number of shares of Common Stock subject to an Award shall always be a whole number. In no event shall an outstanding stock option or stock appreciation right be amended for the sole purpose of decreasing the exercise price or strike price thereof, except in accordance with Section 21 of the Plan.
21.       Amendment; Repricing. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that (i) no amendment shall be made without shareholder approval if such approval is necessary in order for the Plan to continue to comply with the rules of the New York Stock Exchange, and (ii) no amendment, suspension or termination may materially adversely affect any outstanding Award without the consent of the Participant to whom such Award was made; provided, however, that the Committee may amend the Plan in such manner as it deems necessary to permit the granting of Awards to meet the requirements of the Code or other applicable laws (including, without limitation, to avoid adverse tax or accounting consequences to the Company or to Participants). Except for adjustments pursuant to Section 20, in no event may any stock option or stock appreciation right granted under the Plan be amended to decrease the exercise price or strike price thereof, as the case may be, or be canceled (i) in exchange for a cash payment exceeding the excess (if any) of the Fair Market Value of shares covered by such stock option or stock appreciation right over the corresponding exercise price or strike price for such Award or (ii) in conjunction with the grant of any new stock option or stock appreciation right or other Award with a lower exercise price or strike price, as the case may be, or otherwise be subject to any action that would be treated under the rules of the New York Stock
Exchange as a “repricing” of such stock option or stock appreciation right, unless such amendment, cancellation or action is approved by the Company’s shareholders in accordance with applicable law and rules of the New York Stock
Exchange.
22.      Government and Other Regulations. The obligation of the Company to settle Awards in Common Stock shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act of 1933 with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act of 1933 any of the shares of Common Stock to be offered or sold under the Plan. If the shares of Common Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act of 1933, the Company may restrict the transfer of such shares and may legend the Common Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.
23.      Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any subsidiary or affiliate of the Company except as otherwise specifically provided in such other plan.
24.        Governing Law. The Plan shall be construed and its provisions enforced and administered in accordance with the laws of the State of Minnesota applicable to contracts made and performed wholly within such state by residents thereof.
25.        Effective Date. This Plan, prior to the amendment and restatement thereof, was initially approved by the Board on February 8, 2023, subject to approval by the Company’s shareholders, and became effective upon the date of such shareholder approval on May 24, 2023 (the “Effective Date”). Subject to earlier termination pursuant to Section 21, the
Plan shall terminate on the tenth anniversary of the Effective Date.  No Award may be granted under the Plan after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.
26.      Foreign Eligible Persons. Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to
Participants employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Eligible Persons on assignments outside their home country.

2026 Proxy Statement | The Travelers Companies, Inc.	B-9
ANNEX B
27.      Compliance with Code Section 409A.
27.1    Separation from Service. If any amount shall be payable with respect to any Award hereunder as a result of a Participant’s termination of employment or other service and such amount is subject to the provisions of Code Section 409A, then notwithstanding any other provision of this Plan, a termination of employment or other service will be deemed to have occurred only at such time as the Participant has experienced a
“separation from service” as such term is defined for purposes of Code Section 409A.
27.2    Timing of Payment to a Specified Employee.  If any amount shall be payable with respect to any Award hereunder as a result of a Participant’s “separation from service” at such time as the Participant is a “specified employee” and such amount is subject to the provisions of Code Section 409A, then notwithstanding any other provision of this Plan, no payment shall be made, except as permitted under Code Section 409A, prior to the first day of the seventh (7th) calendar month beginning after the Participant’s separation from service (or the date of his or her earlier death). The Company may adopt a specified employee policy that will apply to identify the specified employees for all deferred compensation plans subject to Code Section 409A; otherwise, specified employees will be identified using the default standards contained in the regulations under Code
Section 409A.
27.3    General Compliance with Code Section 409A. Notwithstanding other provisions of the Plan or any
Award agreements thereunder, no Award shall be granted, deferred, accelerated, extended, paid out or modified under this Plan in a manner that would result in the imposition of an additional tax under Code Section
409A upon a Participant.  In the event that it is reasonably determined by the Committee that, as a result of
Code Section 409A, payments in respect of any Award under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Award agreement, as the case may be, without causing the Participant holding such Award to be subject to taxation under Code Section 409A, such payments or other benefits shall be deferred, if deferral will make such payment or other benefits compliant under Code Section
409A, or otherwise such payment or other benefits shall be restructured, to the minimum extent necessary, in a manner, reasonably determined by the Committee, that does not cause such an accelerated or additional tax or result in an additional cost to the Company (without any reduction in such payments or benefits ultimately paid or provided to the Participant).  The Company shall use commercially reasonable efforts to implement the provisions of this Section 27 in good faith; provided that neither the Company, the Board, the Committee nor any of the Company’s employees, directors or representatives shall have any liability to Participants with respect to this Section 27.
28.      Awards Subject to the Plan. In the event of a conflict between any term or provision contained in the Plan and a term contained in any Award agreement, the applicable terms and provisions of the Plan will govern and prevail.
29.    Fractional Shares. Notwithstanding other provisions of the Plan or any Award agreements thereunder, the
Company shall not be obligated to issue or deliver fractional Shares pursuant to the Plan or any Award and the
Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be cancelled, terminated or otherwise eliminated with, or without, consideration.
30.    Severability. If any provision of the Plan or any Award is, or becomes or is deemed to be invalid, illegal, unenforceable in any jurisdiction or as to any Participant or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Participant or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
31.      Forfeiture/Clawback. Any Awards granted under the Plan may be subject to reduction, cancellation, forfeiture or recoupment to the extent required by applicable law or listed company rules or to the extent otherwise provided in an
Award agreement at the time of grant.
485 LEXINGTON AVENUE
NEW YORK, NY 10017
YOU HAVE THREE WAYS TO VOTE:
VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions electronically. Have your Notice of Internet Availability of
Proxy Materials or your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Have your Notice of Internet Availability of
Proxy Materials or proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign, date and return your proxy card in the postage-paid envelope that has been provided to you or return it to The Travelers Companies, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
If you are a shareholder of record or hold shares through a broker or bank, your vote must be received by 11:59 p.m. Eastern Daylight Time on May 19, 2026.
If you are a current or former employee voting shares held under the Travelers' 401(k) Savings Plan, your vote with respect to those plan shares must be received by 11:59 p.m. Eastern Daylight Time on
May 18, 2026. Please consult the separate voting instructions provided for persons holding shares through a Company employee benefit or compensation plan.
ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by The Travelers Companies, Inc. in mailing proxy materials, you can consent to receiving all future Notices of Internet Availability of Proxy Materials electronically via e-
mail or the Internet. To sign-up for electronic delivery, please follow the instructions above to vote using the
Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.
SHAREHOLDER MEETING REGISTRATION
To vote and/or attend the meeting, go to the "Attend a Meeting" link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	V87536-P42701-Z91814-Z91813	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

THE TRAVELERS COMPANIES, INC.
The Board of Directors recommends you vote FOR each of the Nominees listed in Proposal 1, FOR Proposals 2, 3 and 4 and AGAINST Proposals 5 and 6.

1.	Election of the eight directors listed below.
	Nominees:		For	Against	Abstain
	1a.	Russell G. Golden	☐	☐	☐	2.	Ratification of the appointment of KPMG LLP as The Travelers Companies, Inc.'s independent registered public accounting firm for 2026.	For	Against	Abstain
	1b.	Thomas B. Leonardi	☐	☐	☐			☐	☐	☐
	1c.	Clarence Otis Jr.	☐	☐	☐	3.	Non-binding vote to approve executive compensation.	☐	☐	☐
	1d.	Elizabeth E. Robinson	☐	☐	☐	4.	Amendment to The Travelers Companies, Inc. Amended and Restated 2023 Stock Incentive Plan.	☐	☐	☐
	1e.	Todd C. Schermerhorn	☐	☐	☐	5.	Shareholder proposal relating to a report on climate- related pricing and coverage decisions, if presented at the Annual Meeting of Shareholders.	☐	☐	☐
	1f.	Alan D. Schnitzer	☐	☐	☐
	1g.	Bridget van Kralingen	☐	☐	☐	6.	Shareholder proposal relating to an independent board chairman, if presented at the Annual Meeting of Shareholders.	☐	☐	☐
	1h.	David S. Williams	☐	☐	☐
						IF NO BOXES ARE MARKED AND THE PROXY IS SIGNED, THIS PROXY WILL BE VOTED IN THE MANNER DESCRIBED ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name(s) appear(s) herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, or on behalf of a corporation or other business entity, please give full title as such.

Signature (PLEASE SIGN WITHIN BOX)				Date		Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to
be Held on May 20, 2026: the Notice and Proxy Statement and Annual Report are available at
www.proxyvote.com.
For driving directions to the Annual Meeting, please see the "Notice of Internet Availability of Proxy
Materials - FAQs" posted on our website at www.travelers.com under "Investors".

V87537-P42701-Z91814-Z01813
THE TRAVELERS COMPANIES, INC. Proxy Solicited on Behalf of the Board of Directors of The Travelers Companies, Inc. for the Annual Meeting of Shareholders, May 20, 2026
The signer(s) hereby constitute(s) and appoint(s) Alan D. Schnitzer, Avrohom J. Kess, and Wendy C. Skjerven,
and each of them, the signer(s) true and lawful agents and proxies, with full power of substitution in each, to represent the signer(s) at the Annual Meeting of Shareholders of The Travelers Companies, Inc. to be held on
May 20, 2026 at 9:00 a.m. (Eastern Daylight Time) and at any adjournments or postponements thereof, and to vote as specified on this proxy all shares of stock of The Travelers Companies, Inc. held of record by the signer(s)
at the close of business on March 23, 2026 as the signer(s) would be entitled to vote if personally present, on all matters properly coming before the Annual Meeting, including, but not limited to, the matters set forth on the reverse side of this proxy. The signer(s) hereby acknowledge(s) receipt of the Notice of Internet Availability of
Proxy Materials and/or Proxy Statement. The signer(s) hereby revoke(s) all proxies heretofore given by the signer(s) to vote at the Annual Meeting and any adjournments or postponements thereof.

This proxy when properly executed will be voted in the manner directed on the reverse side. If this proxy is signed but no direction is given, this proxy will be voted FOR the election of each of the director nominees listed on the reverse side, FOR Proposals 2, 3 and 4, and AGAINST Proposals 5 and 6. It will be voted in the discretion of the proxies upon such other matters as may properly come before the Annual
Meeting.

IF NO BOXES ARE MARKED, THIS PROXY WILL BE VOTED IN THE MANNER DESCRIBED ABOVE.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE